                                                                      Exhibit 99

[LOGO OF BANC OF AMERICA SECURITIES]
--------------------------------------------------------------------------------

MBS New Issue Term Sheet

Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2004-E
$1,079,863,000 (approximate)

Classes 1-A-1, 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5, 2-A-6, 2-A-7, 2-A-8, 3-A-1 and
4-A-1 (Offered Certificates)

Bank of America, N.A.

Seller and Servicer

[LOGO OF BANK OF AMERICA]


May 11, 2004
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E  $1,079,863,000 (approximate)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                             To Roll/(1)/
-----------------------------------------------------------------------------------------------------
                                                              Est.     Expected
                                                       Est.   Prin.   Maturity to          Expected
             Approx.                                   WAL   Window    Roll @ 25   Delay    Ratings
Class      Size /(2)/     Interest - Principal Type   (yrs)   (mos)       CPR      Days   (S&P/Fitch)

Offered Certificates
--------------------
1-A-1     $ 200,512,000   Variable - Pass-thru /(3)/  1.95   1 - 36    04/25/07     24     AAA / AAA
2-A-1       200,000,000   Variable - Pass-thru /(4)/  2.57   1 - 59    03/25/09     24     AAA / AAA
2-A-2       399,301,000   Variable - Pass-thru /(4)/  2.57   1 - 59    03/25/09     24     AAA / AAA
2-A-3        64,667,000  Variable - Sequential /(5)/  0.50   1 - 12    04/25/05     0      AAA / AAA
2-A-4        25,274,000  Variable - Sequential /(5)/  1.25   12 - 18   10/25/05     0      AAA / AAA
2-A-5        45,050,000  Variable - Sequential /(5)/  2.00   18 - 31   11/25/06     24     AAA / AAA
2-A-6        27,724,000  Variable - Sequential /(5)/  3.00   31 - 42   10/25/07     24     AAA / AAA
2-A-7        29,389,000  Variable - Sequential /(4)/  4.13   42 - 59   03/25/09     24     AAA / AAA
2-A-8        57,896,000  Variable - Sequential /(4)/  4.91   59 - 59   03/25/09     24     AAA / AAA
3-A-1        30,050,000   Variable - Pass-thru /(6)/  2.86   1 - 83    03/25/11     24     AAA / AAA
4-A-1        30,050,000   Variable - Pass-thru /(7)/  2.86   1 - 83    03/25/11     24     AAA / AAA

Not Offered Hereunder
---------------------
  B-1     $  14,428,000                                                                        N.A.
  B-2         5,549,000                                                                        N.A.
  B-3         3,329,000                                                                        N.A.
  B-4         3,330,000                                                                        N.A.
  B-5         2,220,000                                                                        N.A.
  B-6         1,109,951                                                                        N.A.
 1-A-R              100                                                                        N.A.
2-A-8-IO       TBD           Fixed -Interest Only                                              N.A.
 2-A-IO        TBD       Variable - Interest Only                                              N.A.
  SES          TBD            Interest Only /(7)/                                              N.A.
  1-IO         TBD           Fixed -Interest Only                                              N.A.
  2-IO         TBD           Fixed -Interest Only                                              N.A.
  3-IO         TBD           Fixed -Interest Only                                              N.A.
  4-IO         TBD           Fixed -Interest Only                                              N.A.
-----------------------------------------------------------------------------------------------------

(1) Assumes any outstanding principal balance on the Group 1-A Certificates, the Group 2-A Certificates and the Group 3-A Certificates will be paid in full on the Distribution Date occurring in the month of April 2007, March 2009 and March 2011, respectively.

(2)  Class sizes are subject to change.

(3) For each Distribution Date occurring prior to May 2007, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after May 2007, interest will accrue on the Group 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

(4) For each Distribution Date occurring prior to April 2009, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%, [ ]%, [ ]% and [ ]% for the Class 2-A-1, Class 2-A-2, Class 2-A-7 and the Class 2-A-8 Certificates, respectively. For each Distribution Date occurring in the month of or after April 2009, interest will accrue on the Class 2-A-1, Class 2-A-2, Class 2-A-7 and the Class 2-A-8 Certificates, at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(5) For each Distribution Date occurring prior to April 2009, interest will accrue on the certificates at a rate equal to the lesser of (1) the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date) minus [ ]% and (2) [ ]%, [ ]%, [ ]% and [ ]% for the Class 2-A-3, Class 2-A-4, Class 2-A-5 and the Class 2-A-6 Certificates, respectively. For each Distribution Date occurring in the month of or after April 2009, interest will accrue on the Class 2-A-3, Class 2-A-4, Class 2-A-5 and the Class 2-A-6 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

Banc of America Securities LLC
-----------------------------------------------------------------------------  2
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-E  $1,079,863,000 (approximate)
--------------------------------------------------------------------------------

(6) For each Distribution Date occurring prior to April 2011, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after April 2011, interest will accrue on the Group 3-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

(7) For each Distribution Date occurring prior to April 2011, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after April 2011, interest will accrue on the Group 3-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

(8) For each Distribution Date, interest will accrue on the Class SES Component for Group 1 at a rate equal to 0.325% per annum and for Group 2 and Group 3 at a rate equal to 0.200% per annum.


Banc of America Securities LLC
-----------------------------------------------------------------------------  3
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


--------------------------------------------------------------------------------
BoAMS 2004-E  $1,079,863,000 (approximate)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                             To Maturity
-----------------------------------------------------------------------------------------------------
                                                              Est.
                                                              Prin.    Expected
                                                       Est.   Window     Final             Expected
             Approx.                                   WAL    (mos)    Maturity    Delay   Ratings
 Class      Size /(1)/    Interest - Principal Type   (yrs)   /(2)/      /(2)/     Days   (S&P/Fitch)
Offered Certificates
--------------------
1-A-1     $ 200,512,000   Variable - Pass-thru /(3)/  3.19   1 - 360   04/25/34     24     AAA /AAA
2-A-1       200,000,000   Variable - Pass-thru /(4)/  3.29   1 - 360   04/25/34     24     AAA /AAA
2-A-2       399,301,000   Variable - Pass-thru /(4)/  3.29   1 - 360   04/25/34     24     AAA /AAA
2-A-3        64,667,000  Variable - Sequential /(5)/  0.50   1 - 360   04/25/34     0      AAA /AAA
2-A-4        25,274,000  Variable - Sequential /(5)/  1.25   1 - 360   04/25/34     0      AAA /AAA
2-A-5        45,050,000  Variable - Sequential /(5)/  2.00   1 - 360   04/25/34     24     AAA /AAA
2-A-6        27,724,000  Variable - Sequential /(5)/  3.00   1 - 360   04/25/34     24     AAA /AAA
2-A-7        29,389,000  Variable - Sequential /(4)/  4.13   1 - 360   04/25/34     24     AAA /AAA
2-A-8        57,896,000  Variable - Sequential /(4)/  8.01   1 - 360   04/25/34     24     AAA /AAA
3-A-1        30,050,000   Variable - Pass-thru /(6)/  3.23   1 - 360   04/25/34     24     AAA /AAA
4-A-1        30,050,000   Variable - Pass-thru /(7)/  3.23   1 - 360   04/25/34     24     AAA /AAA
-----------------------------------------------------------------------------------------------------

(1)  Class sizes are subject to change.

(2) Estimated Principal Window and Expected Final Maturity are calculated based on the maturity date of the latest maturing loan for each Loan Group.

(3) For each Distribution Date occurring prior to May 2007, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after May 2007, interest will accrue on the Group 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

(4) For each Distribution Date occurring prior to April 2009, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%, [ ]%, [ ]% and [ ]% for the Class 2-A-1, Class 2-A-2, Class 2-A-7 and the Class 2-A-8 Certificates, respectively. For each Distribution Date occurring in the month of or after April 2009, interest will accrue on the Class 2-A-1, Class 2-A-2, Class 2-A-7 and the Class 2-A-8 Certificates, at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(5) For each Distribution Date occurring prior to April 2009, interest will accrue on the certificates at a rate equal to the lesser of (1) the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date) minus [ ]% and (2) [ ]%, [ ]%, [ ]% and [ ]% for the Class 2-A-3, Class 2-A-4, Class 2-A-5 and the Class 2-A-6 Certificates, respectively. For each Distribution Date occurring in the month of or after April 2009, interest will accrue on the Class 2-A-3, Class 2-A-4, Class 2-A-5 and the Class 2-A-6 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(6) For each Distribution Date occurring prior to April 2011, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after April 2011, interest will accrue on the Group 3-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

(7) For each Distribution Date occurring prior to April 2011, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after April 2011, interest will accrue on the Group 3-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

Banc of America Securities LLC
-----------------------------------------------------------------------------  4
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,079,863,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Transaction:
Banc of America Mortgage Securities, Inc.
Mortgage Pass-Through Certificates, Series 2004-E

Lead Manager (Book Runner):
Banc of America Securities LLC

Co-Managers:
Bear, Stearns & Co. and Lehman Brothers

Seller and Servicer:
Bank of America, N.A.

Trustee:
Wells Fargo Bank, National Association

Transaction Size:
$1,109,829,052

Securities Offered:
$200,512,000 Class 1-A-1 Certificates
$200,000,000 Class 2-A-1 Certificates
$399,301,000 Class 2-A-2 Certificates
$64,667,000 Class 2-A-3 Certificates
$25,274,000 Class 2-A-4 Certificates
$45,050,000 Class 2-A-5 Certificates
$27,724,000 Class 2-A-6 Certificates
$29,389,000 Class 2-A-7 Certificates
$57,896,000 Class 2-A-8 Certificates
$30,050,000 Class 3-A-1 Certificates
$30,050,000 Class 4-A-1 Certificates

Group 1 Collateral:
3/1 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 1 Mortgage Loans have a fixed interest rate for approximately 3 years and thereafter the Mortgage Loans have a variable interest rate.

Group 2 Collateral:
5/1 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 2 Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 57.53% of the Group 2 Mortgage Loans require only payments of interest until the month following the first rate adjustment date. Approximately 0.28% of the Group 2 Mortgage Loans have a prepayment fee as of the day of origination.

Group 3 Collateral:
7/1 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 3 Mortgage Loans have a fixed interest rate for approximately 7 years and thereafter the Mortgage Loans have a variable interest rate.

Rating Agencies:
Standard & Poor's (Class A Certificates and Subordinate Certificates except for the Class B-6 Certificates) and Fitch Ratings (Class A Certificates and the Class B-2 and B-3 Certificates).

Expected Pricing Date:
Week of May 10, 2004

Expected Closing Date:
May 27, 2004

Collection Period:
The calendar month preceding the current Distribution Date
--------------------------------------------------------------------------------

Banc of America Securities LLC
-----------------------------------------------------------------------------  5
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,079,863,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Distribution Date:
25/th/ of each month, or the next succeeding business day (First Payment Date:
April 25, 2004)

Cut-Off Date:
May 1, 2004

Class A Certificates:
Class 1-A-1, 1-A-R, 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5, 2-A-6, 2-A-7, 2-A-8,
2-A-IO, 2-A-8-IO, 3-A-1 and 4-A-1 Certificates (the "Class A Certificates"). The Class 2-A-IO and Class 2-A-8-IO Certificates are not offered hereunder.

Subordinate Certificates:
Class B-1, B-2, B-3, B-4, B-5, and B-6 Certificates (the "Class B
Certificates"). The Subordinate Certificates are not offered hereunder.

Group 1-A Certificates:
Class 1-A-1 and 1-A-R

Group 2-A Certificates:
Class 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5, 2-A-6, 2-A-7, 2-A-8, 2-A-IO and
2-A-8-IO

Group 3-A Certificates:
Class 3-A-1

Group 4-A Certificates:
Class 4-A-1

Day Count:
30/360

Group 1, Group 2 and Group 3 Prepayment Speed:
25% CPR

Clearing:
DTC, Clearstream and Euroclear

Denominations:
                             Original
                            Certificate       Minimum        Incremental
                               Form        Denominations    Denominations
                            -----------    -------------    -------------
Class 1-A, 2-A, and 3-A
 Offered Certificates       Book Entry     $       1,000    $           1

SMMEA Eligibility:
The Class A Certificates and the Class B-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

ERISA Eligibility:
All of the Offered Certificates are expected to be ERISA eligible.

Tax Structure:
REMIC

Optional Clean-up Call:
Any Distribution Date on or after which the Aggregate Principal Balance of the Mortgage Loans declines to 10% or less of the Aggregate Principal Balance as of the Cut-Off Date ("Cut-Off Date Pool Principal Balance").
--------------------------------------------------------------------------------

Banc of America Securities LLC
-----------------------------------------------------------------------------  6
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,079,863,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Principal Distribution:
Principal will be allocated to the certificates according to the Priority of
Distributions: The Group 1 Senior Principal Distribution Amount will generally be allocated to the Class 1-A-R and Class 1-A-1 Certificates sequentially in that order until their class balances have been reduced to zero. The Group 2 Senior Principal Distribution Amount will generally be allocated to the Group 2-A Certificates as follows: concurrently, approximately [ ]% to the Class 2-A-1 and [ ]% to the Class 2-A-2 Certificates pro-rata until their class balances have been reduced to zero and approximately [ ]% sequentially to the Class 2-A-3, Class 2-A-4, Class 2-A-5, Class 2-A-6, Class 2-A-7 and Class 2-A-8 Certificates, in that order, until their class balances have been reduced to zero. The Group 3 Senior Principal Distribution Amount will generally be allocated to the Group 3-A Certificates pro-rata until their class balances have been reduced to zero. The Subordinate Principal Distribution Amount will generally be allocated to the Subordinate Certificates on a pro-rata basis but will be distributed sequentially in accordance with their numerical class designations. After the class balance of the Class A Certificates of a Group has been reduced to zero, certain amounts otherwise payable to the Subordinate Certificates may be paid to the Class A Certificates of another Group (Please see the Priority of Distributions section.)

Interest Accrual:
Interest will accrue on the Class 1-A-1, 2-A-1, 2-A-2, 2-A-5, 2-A-6, 2-A-7, 2-A-8 and 3-A-1 Certificates during each one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs (each, a "Regular Interest Accrual Period"). The initial Regular Interest Accrual Period will be deemed to have commenced on May 1, 2004. Interest will accrue on the Class 2-A-3 and 2-A-4 Certificates during each one-month period commencing on the 25/th/ day of the month preceding the month in which each Distribution Date occurs and ending on the 24/th/ day of the month in which such Distribution Date occurs (the "Class 2-A-3 Interest Accrual Period" and "Class 2-A-4 Interest Accrual Period," respectively, and together with the Regular Interest Accrual Period, an "Interest Accrual Period"). The initial Class 2-A-3 and 2-A-4 Interest Accrual Period will be deemed to have commenced on May 25, 2004. Interest which accrues on such class of Certificates during an Interest Accrual Period will be calculated on the assumption that distributions which reduce the principal balances thereof on the Distribution Date in that Interest Accrual Period are made on the first day of the Interest Accrual Period. Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.
--------------------------------------------------------------------------------

Banc of America Securities LLC
-----------------------------------------------------------------------------  7
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,079,863,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Administrative Fee:
The Administrative Fees with respect to the Trust are payable out of the interest payments received on each Mortgage Loan. The "Administrative Fees" consist of (a) servicing compensation payable to the Servicer in respect of its servicing activities (the "Servicing Fee") and (b) fees paid to the Trustee. The Administrative Fees will accrue on the Stated Principal Balance of each Mortgage Loan at a rate (the "Administrative Fee Rate") equal to the sum of the Servicing Fee Rate for such Mortgage Loan and the Trustee Fee Rate. The Trustee Fee Rate will be [0.002%] per annum. The Servicing Fee Rate for all Loan Groups will be the equal to 0.050% per annum with respect to any Mortgage Loan.

Compensating Interest:
The aggregate servicing fee payable to the Servicer for any month and the interest payable on the Class SES Certificates will in the aggregate be reduced by an amount equal to the lesser of (i) the prepayment interest shortfall for the such Distribution Date and (ii) one-twelfth of 0.25% of the balance of the Mortgage Loans. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Mortgage Loans.

Net Mortgage Interest Rate:
As to any Mortgage Loan and Distribution Date, the excess of its mortgage interest rate over the sum of (i) the Administrative Fee Rate and (ii) the pass-through rate of the Class SES Component in the related Group.
--------------------------------------------------------------------------------

Banc of America Securities LLC
-----------------------------------------------------------------------------  8
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,079,863,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Pool Distribution Amount:
The Pool Distribution Amount for each Loan Group with respect to any Distribution Date will be equal to the sum of (i) all scheduled installments of interest (net of the related Servicing Fee) and principal corresponding to the related Collection Period for such Loan Group, together with any advances in respect thereof or any Servicer compensating interest; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to such Loan Group, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer's normal servicing procedures and all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage Loans in such Loan Group, by foreclosure or otherwise, during the related Collection Period (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments on the Mortgage Loans in such Loan Group corresponding to the related Collection Period; and (iv) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan Group received with respect to such Distribution Date or amounts received in connection with the optional termination of the Trust as of such Distribution Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling Agreement. The Pool Distribution Amount will not include any profit received by the Servicer on the foreclosure of a Mortgage Loan. Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

Senior Percentage:
The Senior Percentage for a Loan Group on any Distribution Date will equal (i) the aggregate principal balance of the Class A Certificates of such Group immediately prior to such date, divided by (ii) the aggregate principal balance of the related Loan Group for such date.

Subordinate Percentage:
The Subordinate Percentage for a Loan Group for any Distribution Date will equal 100% minus the Senior Percentage for such Loan Group for such date.

Subordinate Prepayment Percentage:
The Subordinate Prepayment Percentage for a Loan Group for any Distribution Date will equal 100% minus the Senior Prepayment Percentage for such Loan Group for such date.
--------------------------------------------------------------------------------

Banc of America Securities LLC
-----------------------------------------------------------------------------  9
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,079,863,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Loan Group 1, Loan Group 2, Loan Group 3 and Loan Group 4 Senior Prepayment
Percentage:
For the following Distribution Dates, will be as follows:

Distribution Date                 Senior Prepayment Percentage
----------------------------      ----------------------------
April 2004 through June 2011      100%;
April 2011 through June 2012      the applicable Senior Percentage plus,
                                  70% of the applicable Subordinate
                                  Percentage;
April 2012 through June 2013      the applicable Senior Percentage plus,
                                  60% of the applicable Subordinate
                                  Percentage;
April 2013 through June 2014      the applicable Senior Percentage plus,
                                  40% of the applicable Subordinate
                                  Percentage;
April 2014 through June 2015      the applicable Senior Percentage plus,
                                  20% of the applicable Subordinate
                                  Percentage;
April 2015 and thereafter         the applicable Senior Percentage;

provided, however,

(i) if on any Distribution Date the percentage equal to (x) the sum of the class balances of the Class A Certificates of all the Loan Groups divided by (y) the aggregate Pool Principal Balance of all the Loan Groups (such percentage, the "Total Senior Percentage") exceeds such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for all the Loan Groups for such Distribution Date will equal 100%,

(ii) if for each Group of Certificates on any Distribution Date prior to the April 2007 Distribution Date, prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the Subordinate Certificates divided by the aggregate Pool Principal Balance of all the Loan Groups (the "Aggregate Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the applicable Senior Percentage for each Loan Group plus 50% of the Subordinate Percentage for each Loan Group, and

(iii) if for each Group of Certificates on or after the April 2007 Distribution Date, prior to giving effect to any distributions, the Aggregate Subordinate Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the Senior Percentage for each Loan Group.
--------------------------------------------------------------------------------

Banc of America Securities LLC
----------------------------------------------------------------------------- 10
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,079,863,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Principal Amount:
The Principal Amount for any Distribution Date and any Loan Group will equal the sum of (a) the principal portion of each Monthly Payment (without giving effect to payments to certain reductions thereof due on each Mortgage Loan in such Loan Group on the related Due Date), (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan in such Loan Group that was repurchased by the Depositor pursuant to the Pooling and Servicing Agreement as of such Distribution Date, (c) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan Group received with respect to such Distribution Date, (d) any liquidation proceeds allocable to recoveries of principal of any Mortgage Loans in such Loan Group that are not yet liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments on any Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution Date.

Senior Principal Distribution Amount:
The Senior Principal Distribution Amount for a Loan Group for any Distribution Date will equal the sum of (i) the Senior Percentage for such Loan Group of all amounts described in clauses (a) through (d) of the definition of "Principal Amount" for such Loan Group and such Distribution Date and (ii) the Senior Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan Group and such Distribution Date subject to certain reductions due to losses.

Subordinate Principal Distribution Amount:
The Subordinate Principal Distribution Amount for a Loan Group for any Distribution Date will equal the sum of (i) the Subordinate Percentage for such Loan Group of the amounts described in clauses (a) and (d) of the definition of "Principal Amount" for such Loan Group and such Distribution Date and (ii) the Subordinate Prepayment Percentage for such Loan Group of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan Group and such Distribution Date.
--------------------------------------------------------------------------------

Banc of America Securities LLC
----------------------------------------------------------------------------- 11
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,079,863,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Credit Support
--------------------------------------------------------------------------------
The Class B Certificates are cross-collateralized and provide credit support for all Loan Groups. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Class A Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of those Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.
--------------------------------------------------------------------------------

                      Subordination of Class B Certificates
                      -------------------------------------
                                     Class A
                             Credit Support (2.70%)
                      -------------------------------------
                                    Class B-1
                              Credit Support (1.40)
                      -------------------------------------
                                    Class B-2
                             Credit Support (0.90%)
                      -------------------------------------
Priority of [DOWNWARD               Class B-3               [UPWARD   Order of
  Payment     ARROW]          Credit Support (0.60%)         ARROW]     Loss
                      -------------------------------------          Allocation
                                    Class B-4
                             Credit Support (0.30%)
                      -------------------------------------
                                    Class B-5
                             Credit Support (0.10%)
                      -------------------------------------
                                    Class B-6
                             Credit Support (0.00%)
                      -------------------------------------

--------------------------------------------------------------------------------
                            Priority of Distributions
--------------------------------------------------------------------------------
Distributions to each Group and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:
--------------------------------------------------------------------------------

                            Priority of Distributions
         --------------------------------------------------------------
                              First, to the Trustee
         --------------------------------------------------------------

         --------------------------------------------------------------
               Second, to the Class SES, 1-IO, 2-IO, 3-IO and 4-IO
                          Certificates to pay Interest;
         --------------------------------------------------------------

         --------------------------------------------------------------
             Third, to the Class A Certificates of each Group to pay
                                    Interest;
         --------------------------------------------------------------

         --------------------------------------------------------------
                       Fourth, to the Class A Certificates
                              of each Group to pay
                                   Principal.
         --------------------------------------------------------------

         --------------------------------------------------------------
                Fifth, sequentially, to each class of Subordinate
           Certificates to pay Interest and Principal in the order of numerical class designations, beginning with Class B-1
               Certificates, until each class balance is zero; and
         --------------------------------------------------------------

         --------------------------------------------------------------
                Sixth, to the residual certificate, any remaining
                                    amounts.
         --------------------------------------------------------------

Banc of America Securities LLC
----------------------------------------------------------------------------- 12
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,079,863,000 (approximate)
--------------------------------------------------------------------------------

                            Bond Summary to Roll/(1)/

1-A-1
--------------------------------------------------------------------------------------------------------------
CPR                                    5%         15%       20%         25%       30%         40%       50%
--------------------------------------------------------------------------------------------------------------
Yield at 101-00                      3.158       3.078     3.031       2.978     2.920       2.781     2.603
Average Life (Years)                 2.700       2.306     2.125       1.953     1.791       1.495     1.233
Modified Duration                    2.530       2.172     2.006       1.848     1.700       1.428     1.185
First Principal Payment Date        05/25/04   05/25/04   05/25/04   05/25/04   05/25/04   05/25/04   05/25/04
Last Principal Payment Date         04/25/07   04/25/07   04/25/07   04/25/07   04/25/07   04/25/07   04/25/07
Principal Payment Window (Months)      36         36         36         36         36         36         36

2-A-1
--------------------------------------------------------------------------------------------------------------
CPR                                    5%         15%       20%         25%       30%         40%       50%
--------------------------------------------------------------------------------------------------------------
Yield at 100-00                      3.594       3.577     3.566       3.555     3.541       3.510     3.469
Average Life (Years)                 4.256       3.306     2.915       2.570     2.265       1.760     1.367
Modified Duration                    3.853       3.019     2.674       2.369     2.097       1.645     1.290
First Principal Payment Date        05/25/04   05/25/04   05/25/04   05/25/04   05/25/04   05/25/04   05/25/04
Last Principal Payment Date         03/25/09   03/25/09   03/25/09   03/25/09   03/25/09   03/25/09   03/25/09
Principal Payment Window (Months)      59         59         59         59         59         59         59

2-A-2
--------------------------------------------------------------------------------------------------------------
CPR                                    5%         15%       20%         25%       30%         40%       50%
--------------------------------------------------------------------------------------------------------------
Yield at 101-00                      3.911       3.820     3.765       3.704     3.634       3.468     3.256
Average Life (Years)                 4.256       3.306     2.915       2.570     2.265       1.760     1.367
Modified Duration                    3.804       2.991     2.654       2.355     2.089       1.644     1.294
First Principal Payment Date        05/25/04   05/25/04   05/25/04   05/25/04   05/25/04   05/25/04   05/25/04
Last Principal Payment Date         03/25/09   03/25/09   03/25/09   03/25/09   03/25/09   03/25/09   03/25/09
Principal Payment Window (Months)      59         59         59         59         59         59         59

2-A-3
--------------------------------------------------------------------------------------------------------------
CPR                                    5%         15%       20%         25%       30%         40%       50%
--------------------------------------------------------------------------------------------------------------
Yield at 100-00                      1.656       1.656     1.656       1.656     1.656       1.656     1.656
Average Life (Years)                 2.394       0.846     0.631       0.500     0.411       0.299     0.228
Modified Duration                    2.313       0.832     0.622       0.493     0.407       0.295     0.226
First Principal Payment Date        05/25/04   05/25/04   05/25/04   05/25/04   05/25/04   05/25/04   05/25/04
Last Principal Payment Date         03/25/09   01/25/06   08/25/05   04/25/05   02/25/05   11/25/04   09/25/04
Principal Payment Window (Months)      59         21         16         12         10          7          5

(1) Assumes any outstanding principal balance on the Group 1-A Certificates, the Group 2-A Certificate, the Group 3-A Certificates and the Group 4-A Certificates will be paid in full on the Distribution Date occurring in the month of April 2007, March 2009 and March 2011, respectively.


Banc of America Securities LLC
----------------------------------------------------------------------------- 13
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,079,863,000 (approximate)
--------------------------------------------------------------------------------

                            Bond Summary to Roll/(1)/

2-A-4
--------------------------------------------------------------------------------------------------------------
CPR                                    5%         15%       20%         25%       30%         40%       50%
--------------------------------------------------------------------------------------------------------------
Yield at 100-00                      2.624       2.624     2.624       2.624     2.624       2.624     2.624
Average Life (Years)                 4.906       2.149     1.592       1.250     1.017       0.722     0.547
Modified Duration                    4.549       2.064     1.540       1.215     0.992       0.706     0.536
First Principal Payment Date        03/25/09   01/25/06   08/25/05   04/25/05   02/25/05   11/25/04   09/25/04
Last Principal Payment Date         03/25/09   11/25/06   03/25/06   10/25/05   07/25/05   02/25/05   12/25/04
Principal Payment Window (Months)      1          11         8           7         6           4         4

2-A-5
--------------------------------------------------------------------------------------------------------------
CPR                                    5%         15%       20%         25%       30%         40%       50%
--------------------------------------------------------------------------------------------------------------
Yield at 100-00                      3.293       3.274     3.251       3.227     3.201       3.145     3.078
Average Life (Years)                 4.906       3.451     2.551       2.000     1.627       1.152     0.859
Modified Duration                    4.459       3.207     2.408       1.905     1.559       1.114     0.834
First Principal Payment Date        03/25/09   11/25/06   03/25/06   10/25/05   07/25/05   02/25/05   12/25/04
Last Principal Payment Date         03/25/09   09/25/08   07/25/07   11/25/06   05/25/06   10/25/05   05/25/05
Principal Payment Window (Months)      1          23         17         14         11          9         6

2-A-6
--------------------------------------------------------------------------------------------------------------
CPR                                    5%         15%       20%         25%       30%         40%       50%
--------------------------------------------------------------------------------------------------------------
Yield at 100-00                      3.683       3.682     3.669       3.650     3.631       3.588     3.537
Average Life (Years)                 4.906       4.826     3.843       3.000     2.433       1.718     1.278
Modified Duration                    4.410       4.345     3.520       2.791     2.288       1.637     1.228
First Principal Payment Date        03/25/09   09/25/08   07/25/07   11/25/06   05/25/06   10/25/05   05/25/05
Last Principal Payment Date         03/25/09   03/25/09   10/25/08   10/25/07   02/25/07   04/25/06   10/25/05
Principal Payment Window (Months)      1           7         16         12         10          7         6

2-A-7
--------------------------------------------------------------------------------------------------------------
CPR                                    5%         15%       20%         25%       30%         40%       50%
--------------------------------------------------------------------------------------------------------------
Yield at 100-00                      4.042       4.042     4.041       4.031     4.015       3.981     3.940
Average Life (Years)                 4.906       4.906     4.842       4.130     3.335       2.343     1.739
Modified Duration                    4.366       4.366     4.314       3.730     3.060       2.194     1.648
First Principal Payment Date        03/25/09   03/25/09   10/25/08   10/25/07   02/25/07   04/25/06   10/25/05
Last Principal Payment Date         03/25/09   03/25/09   03/25/09   03/25/09   03/25/08   01/25/07   05/25/06
Principal Payment Window (Months)      1           1         6          18         14         10         8

2-A-8
--------------------------------------------------------------------------------------------------------------
CPR                                    5%         15%       20%         25%       30%         40%       50%
--------------------------------------------------------------------------------------------------------------
Yield at 100-00                      4.022       4.022     4.022       4.022     4.020       4.010     3.993
Average Life (Years)                 4.906       4.906     4.906       4.906     4.753       4.040     3.247
Modified Duration                    4.368       4.368     4.368       4.368     4.243       3.650     2.972
First Principal Payment Date        03/25/09   03/25/09   03/25/09   03/25/09   03/25/08   01/25/07   05/25/06
Last Principal Payment Date         03/25/09   03/25/09   03/25/09   03/25/09   03/25/09   03/25/09   03/25/09
Principal Payment Window (Months)      1           1         1           1         13         27         35


Banc of America Securities LLC
----------------------------------------------------------------------------- 14
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,079,863,000 (approximate)
--------------------------------------------------------------------------------

(1) Assumes any outstanding principal balance on the Group 1-A Certificates, the Group 2-A Certificate, the Group 3-A Certificates and the Group 4-A Certificates will be paid in full on the Distribution Date occurring in the month of April 2007, March 2009 and March 2011, respectively.

                            Bond Summary to Roll/(1)/

3-A-1
--------------------------------------------------------------------------------------------------------------
CPR                                    5%         15%       20%         25%       30%         40%       50%
--------------------------------------------------------------------------------------------------------------
Yield at 101-00                      4.246       4.145     4.084       4.015     3.937       3.752     3.522
Average Life (Years)                 5.500       3.930     3.347       2.860     2.452       1.828     1.385
Modified Duration                    4.713       3.444     2.966       2.563     2.221       1.689     1.302
First Principal Payment Date        05/25/04   05/25/04   05/25/04   05/25/04   05/25/04   05/25/04   05/25/04
Last Principal Payment Date         03/25/11   03/25/11   03/25/11   03/25/11   03/25/11   03/25/11   03/25/11
Principal Payment Window (Months)      83         83         83         83         83         83         83

(1) Assumes any outstanding principal balance on the Group 1-A Certificates, the Group 2-A Certificate, the Group 3-A Certificates and the Group 4-A Certificates will be paid in full on the Distribution Date occurring in the month of April 2007, March 2009, and March 2011, respectively.


Banc of America Securities LLC
----------------------------------------------------------------------------- 15
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,079,863,000 (approximate)
--------------------------------------------------------------------------------

                            Bond Summary to Maturity

1-A-1
--------------------------------------------------------------------------------------------------------------
CPR                                    5%         15%       20%         25%       30%         40%       50%
--------------------------------------------------------------------------------------------------------------
Yield at 101-00                      3.232       3.173     3.131       3.079      3.019      2.868      2.671
Average Life (Years)                 10.762      5.223     4.006       3.193      2.617      1.862      1.388
Modified Duration                    8.215       4.425     3.504       2.860      2.387      1.742      1.322
First Principal Payment Date        05/25/04   05/25/04   05/25/04   05/25/04   05/25/04   05/25/04   05/25/04
Last Principal Payment Date         04/25/34   04/25/34   04/25/34   04/25/34   04/25/34   04/25/34   04/25/34
Principal Payment Window (Months)     360         360       360         360       360         360       360

2-A-1
--------------------------------------------------------------------------------------------------------------
CPR                                    5%         15%       20%         25%       30%         40%       50%
--------------------------------------------------------------------------------------------------------------
Yield at 100-00                      3.486       3.517      3.524      3.526      3.523      3.503     3.468
Average Life (Years)                 11.297      5.430      4.146      3.290      2.686      1.899     1.409
Modified Duration                    8.456       4.522      3.569      2.904      2.415      1.753     1.323
First Principal Payment Date        05/25/04   05/25/04   05/25/04   05/25/04   05/25/04   05/25/04   05/25/04
Last Principal Payment Date         04/25/34   04/25/34   04/25/34   04/25/34   04/25/34   04/25/34   04/25/34
Principal Payment Window (Months)     360         360       360         360       360         360       360

2-A-2
--------------------------------------------------------------------------------------------------------------
CPR                                    5%         15%       20%         25%       30%         40%         50%
--------------------------------------------------------------------------------------------------------------
Yield at 101-00                      3.632       3.681      3.674      3.649      3.604      3.464     3.260
Average Life (Years)                 11.297      5.430      4.146      3.290      2.686      1.899     1.409
Modified Duration                    8.245       4.446      3.524      2.877      2.401      1.752     1.327
First Principal Payment Date        05/25/04   05/25/04   05/25/04   05/25/04   05/25/04   05/25/04   05/25/04
Last Principal Payment Date         04/25/34   04/25/34   04/25/34   04/25/34   04/25/34   04/25/34   04/25/34
Principal Payment Window (Months)     360         360       360         360       360         360        360

2-A-3
--------------------------------------------------------------------------------------------------------------
CPR                                    5%         15%       20%         25%       30%         40%       50%
--------------------------------------------------------------------------------------------------------------
Yield at 100-00                       1.656      1.656      1.656      1.656      1.656      1.656     1.656
Average Life (Years)                  2.394      0.846      0.631      0.500      0.411      0.299     0.228
Modified Duration                     2.313      0.832      0.622      0.493      0.407      0.295     0.226
First Principal Payment Date        05/25/04   05/25/04   05/25/04   05/25/04   05/25/04   05/25/04   05/25/04
Last Principal Payment Date         04/25/09   01/25/06   08/25/05   04/25/05   02/25/05   11/25/04   09/25/04
Principal Payment Window (Months)      60         21         16         12         10          7          5


Banc of America Securities LLC
----------------------------------------------------------------------------- 16
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,079,863,000 (approximate)
--------------------------------------------------------------------------------

                          Bond Summary to Maturity

2-A-4
--------------------------------------------------------------------------------------------------------------
CPR                                    5%         15%       20%         25%       30%         40%       50%
--------------------------------------------------------------------------------------------------------------
Yield at 100-00                      2.747       2.624     2.624       2.624     2.624       2.624     2.624
Average Life (Years)                 5.878       2.149     1.592       1.250     1.017       0.722     0.547
Modified Duration                    5.376       2.064     1.540       1.215     0.992       0.706     0.536
First Principal Payment Date        04/25/09   01/25/06   08/25/05   04/25/05   02/25/05   11/25/04   9/25/04
Last Principal Payment Date         02/25/11   11/25/06   03/25/06   10/25/05   07/25/05   02/25/05   12/25/04
Principal Payment Window (Months)      23         11          8          7          6          4          4

2-A-5
--------------------------------------------------------------------------------------------------------------
CPR                                    5%         15%       20%         25%       30%         40%       50%
--------------------------------------------------------------------------------------------------------------
Yield at 100-00                      3.336       3.274     3.251       3.227     3.201       3.145     3.078
Average Life (Years)                 8.702       3.451     2.551       2.000     1.627       1.152     0.859
Modified Duration                    7.426       3.207     2.408       1.905     1.559       1.114     0.834
First Principal Payment Date        02/25/11   11/25/06   03/25/06   10/25/05   07/25/05   02/25/05   12/25/04
Last Principal Payment Date         01/25/15   09/25/08   07/25/07   11/25/06   05/25/06   10/25/05   05/25/05
Principal Payment Window (Months)      48         23         17         14         11          9          6

2-A-6
--------------------------------------------------------------------------------------------------------------
CPR                                    5%         15%       20%         25%       30%         40%       50%
--------------------------------------------------------------------------------------------------------------
Yield at 100-00                      3.526       3.668     3.669       3.650     3.631       3.588     3.537
Average Life (Years)                 12.204      5.167     3.843       3.000     2.433       1.718     1.278
Modified Duration                    9.704       4.621     3.520       2.791     2.288       1.637     1.228
First Principal Payment Date        01/25/15   09/25/08   07/25/07   11/25/06   05/25/06   10/25/05   05/25/05
Last Principal Payment Date         01/25/18   03/25/10   10/25/08   10/25/07   02/25/07   04/25/06   10/25/05
Principal Payment Window (Months)      37         19         16         12         10          7          6

2-A-7
--------------------------------------------------------------------------------------------------------------
CPR                                    5%         15%       20%         25%       30%         40%       50%
--------------------------------------------------------------------------------------------------------------
Yield at 100-00                      3.639       3.872     3.997       4.031     4.015       3.981     3.940
Average Life (Years)                 15.619      6.950     5.265       4.130     3.335       2.343     1.739
Modified Duration                    11.569      5.950     4.649       3.730     3.060       2.194     1.648
First Principal Payment Date        01/25/18   03/25/10   10/25/08   10/25/07   02/25/07   04/25/06   10/25/05
Last Principal Payment Date         12/25/21   05/25/12   06/25/10   03/25/09   03/25/08   01/25/07   05/25/06
Principal Payment Window (Months)      48         27         21         18         14         10          8

2-A-8
--------------------------------------------------------------------------------------------------------------
CPR                                    5%         15%       20%         25%       30%         40%       50%
--------------------------------------------------------------------------------------------------------------
Yield at 100-00                      3.575       3.675     3.739       3.810     3.872       3.943     3.967
Average Life (Years)                 22.998     12.876     10.003      8.013     6.571       4.644     3.427
Modified Duration                    15.130      9.784     7.969       6.613     5.574       4.099     3.108
First Principal Payment Date        12/25/21   05/25/12   06/25/10   03/25/09   03/25/08   01/25/07   05/25/06
Last Principal Payment Date         04/25/34   04/25/34   04/25/34   04/25/34   04/25/34   04/25/34   04/25/34
Principal Payment Window (Months)     149         264       287         302       314         328       336


Banc of America Securities LLC
----------------------------------------------------------------------------- 17
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,079,863,000 (approximate)
--------------------------------------------------------------------------------

                            Bond Summary to Maturity

3-A-1
--------------------------------------------------------------------------------------------------------------
CPR                                    5%         15%       20%         25%       30%         40%       50%
--------------------------------------------------------------------------------------------------------------
Yield at 101-00                      3.906       3.998     3.994       3.963     3.909       3.746     3.522
Average Life (Years)                 10.986      5.300     4.056       3.226     2.639       1.873     1.394
Modified Duration                    7.811       4.276     3.410       2.798     2.345       1.720     1.308
First Principal Payment Date        05/25/04   05/25/04   05/25/04   05/25/04   05/25/04   05/25/04   05/25/04
Last Principal Payment Date         04/25/34   04/25/34   04/25/34   04/25/34   04/25/34   04/25/34   04/25/34
Principal Payment Window (Months)     360         360       360         360       360         360       360


Banc of America Securities LLC
----------------------------------------------------------------------------- 18
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,079,863,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Collateral Summary of Group 1 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 1 Mortgage Loans
-----------------------------------------
The Group 1 Mortgage Loans consist of 3/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.
--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------
                                 Collateral Summary    Range (if applicable)
                                 ------------------   ----------------------
Total Outstanding Loan Balance         $306,452,712
Total Number of Loans                           567
Average Loan Principal Balance             $540,481   $335,547 to $1,108,000
WA Gross Coupon                               3.936%         2.875% to 4.875%
WA FICO                                         746               624 to 821
WA Original Term (mos.)                         359               120 to 360
WA Remaining Term (mos.)                        359               119 to 360
WA OLTV                                       65.09%         12.50% to 90.00%
WA Months to First Rate
 Adjustment Date                          35 months          34 to 36 months
Gross Margin                                  2.250%
WA Rate Ceiling                               9.936%        8.875% to 10.875%

Geographic Concentration of Mortgaged              CA   79.27%
Properties (Top 5 States) based on the Aggregate   IL    8.12%
Stated Principal Balance                           CO    2.76%
                                                   FL    1.53%
                                                   MA    0.81%
--------------------------------------------------------------------------------

Banc of America Securities LLC
----------------------------------------------------------------------------- 19
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,079,863,000 (approximate)
--------------------------------------------------------------------------------

      Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-Off Date
                                  Mortgage      Balance as of    Pool Principal
           Occupancy                Loans       Cut-Off Date        Balance
-------------------------------------------------------------------------------
Primary Residence                       547   $ 295,878,529.24            96.55%
Second Home                              16       8,835,350.10             2.88
Investor Property                         4       1,738,832.62             0.57
-------------------------------------------------------------------------------
Total:                                  567   $ 306,452,711.96           100.00%
===============================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 1 Mortgage Loans

-------------------------------------------------------------------------------
                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-Off Date
                                  Mortgage      Balance as of    Pool Principal
         Property Type              Loans       Cut-Off Date        Balance
-------------------------------------------------------------------------------
Single Family Residence                 378   $ 210,316,331.30            68.63%
PUD-Detached                            112      59,069,212.25            19.28
Condominium                              45      20,998,746.56             6.85
PUD-Attached                             20       9,058,503.53             2.96
2-Family                                 10       5,980,461.41             1.95
4-Family                                  1         680,000.00             0.22
3-Family                                  1         349,456.91             0.11
-------------------------------------------------------------------------------
Total:                                  567   $ 306,452,711.96           100.00%
===============================================================================

               Mortgage Loan Purpose of the Group 1 Mortgage Loans

-------------------------------------------------------------------------------
                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-Off Date
                                  Mortgage      Balance as of    Pool Principal
           Purpose                  Loans       Cut-Off Date         Balance
-------------------------------------------------------------------------------
Refinance-Rate/Term                     420   $ 229,216,809.77            74.80%
Purchase                                 90      48,604,895.66            15.86
Refinance-Cashout                        57      28,631,006.53             9.34
-------------------------------------------------------------------------------
Total:                                  567   $ 306,452,711.96           100.00%
===============================================================================

Banc of America Securities LLC
----------------------------------------------------------------------------- 20
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,079,863,000 (approximate)
--------------------------------------------------------------------------------

             Geographical Distribution of the Mortgage Properties
                      of the Group 1 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-Off Date
                                  Mortgage      Balance as of    Pool Principal
        Geographic Area             Loans       Cut-Off Date         Balance
-------------------------------------------------------------------------------
California                              449   $ 242,938,609.54            79.27%
Illinois                                 45      24,877,948.53             8.12
Colorado                                 15       8,468,630.82             2.76
Florida                                   8       4,679,855.57             1.53
Massachusetts                             4       2,494,148.17             0.81
Virginia                                  5       2,020,292.07             0.66
Wisconsin                                 4       1,951,866.32             0.64
North Carolina                            3       1,778,945.62             0.58
Connecticut                               2       1,380,743.46             0.45
Arizona                                   3       1,348,623.45             0.44
Michigan                                  3       1,277,337.06             0.42
Minnesota                                 2       1,258,037.05             0.41
Missouri                                  2       1,175,020.99             0.38
Kansas                                    2       1,171,272.59             0.38
Indiana                                   2       1,051,605.20             0.34
Washington                                1       1,000,000.00             0.33
Nevada                                    2         997,272.07             0.33
Delaware                                  2         780,373.36             0.25
Maryland                                  2         688,061.06             0.22
Hawaii                                    1         659,096.14             0.22
New York                                  1         635,000.00             0.21
Oklahoma                                  1         579,253.41             0.19
Kentucky                                  1         493,255.95             0.16
Texas                                     1         449,351.63             0.15
South Carolina                            1         419,434.25             0.14
Vermont                                   1         399,200.00             0.13
Montana                                   1         380,025.16             0.12
New Jersey                                1         379,452.49             0.12
Ohio                                      1         360,000.00             0.12
Rhode Island                              1         360,000.00             0.12
-------------------------------------------------------------------------------
Total:                                  567   $ 306,452,711.96           100.00%
===============================================================================

(1) As of the Cut-Off Date, no more than approximately 5.60% of the Group 1 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

Banc of America Securities LLC
----------------------------------------------------------------------------- 21
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,079,863,000 (approximate)
--------------------------------------------------------------------------------

        California State Distribution of the Mortgaged Properties of the
                             Group 1 Mortgage Loans

-------------------------------------------------------------------------------
                                                                      % of
                                                                  Cut-Off Date
                                                 Aggregate       Pool Principal
                                  Number Of   Stated Principal   Balance of the
                                   Mortgage     Balance as of      California
 California State Distribution      Loans       Cut-Off Date     Mortgage Loans
-------------------------------------------------------------------------------
Northern California                     354   $ 190,318,342.55            78.34%
Southern California                      95      52,620,266.99            21.66
-------------------------------------------------------------------------------
Total:                                  449   $ 242,938,609.54           100.00%
===============================================================================

  Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-Off Date
     Current Mortgage Loan        Mortgage     Balance as of     Pool Principal
     Principal Balances ($)         Loans       Cut-Off Date         Balance
-------------------------------------------------------------------------------
300,000.01 - 350,000.00                  17   $   5,849,609.94             1.91%
350,000.01 - 400,000.00                 104      39,454,837.18            12.87
400,000.01 - 450,000.00                  90      38,293,382.65            12.50
450,000.01 - 500,000.00                  85      40,532,563.26            13.23
500,000.01 - 550,000.00                  59      31,215,613.88            10.19
550,000.01 - 600,000.00                  58      33,477,328.40            10.92
600,000.01 - 650,000.00                  46      29,187,848.24             9.52
650,000.01 - 700,000.00                  26      17,697,588.57             5.77
700,000.01 - 750,000.00                  18      13,055,452.35             4.26
750,000.01 - 800,000.00                  14      10,998,963.08             3.59
800,000.01 - 850,000.00                  11       9,188,824.09             3.00
850,000.01 - 900,000.00                   8       7,082,163.07             2.31
900,000.01 - 950,000.00                   6       5,540,641.02             1.81
950,000.01 - 1,000,000.00                24      23,769,896.23             7.76
1,000,000.01 - 1,500,000.00               1       1,108,000.00             0.36
-------------------------------------------------------------------------------
Total:                                  567   $ 306,452,711.96           100.00%
===============================================================================

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $540,481.

Banc of America Securities LLC
----------------------------------------------------------------------------- 22
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,079,863,000 (approximate)
--------------------------------------------------------------------------------

        Original Loan-To-Value Ratios of the Group 1 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-Off Date
    Original Loan-To-Value        Mortgage     Balance as of     Pool Principal
          Ratios (%)                Loans       Cut-Off Date         Balance
-------------------------------------------------------------------------------
10.01 - 15.00                             1   $     600,000.00             0.20%
15.01 - 20.00                             1         737,911.29             0.24
20.01 - 25.00                             3       2,137,056.25             0.70
30.01 - 35.00                            12       7,139,875.92             2.33
35.01 - 40.00                            12       7,780,289.17             2.54
40.01 - 45.00                            15       9,552,643.81             3.12
45.01 - 50.00                            30      17,614,742.79             5.75
50.01 - 55.00                            39      23,191,298.21             7.57
55.01 - 60.00                            34      18,711,438.50             6.11
60.01 - 65.00                            89      51,406,322.65            16.77
65.01 - 70.00                            76      39,882,314.36            13.01
70.01 - 75.00                            81      42,809,690.96            13.97
75.01 - 80.00                           171      83,402,620.79            27.22
85.01 - 90.00                             3       1,486,507.26             0.49
-------------------------------------------------------------------------------
Total:                                  567   $ 306,452,711.96           100.00%
===============================================================================

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 65.09%.

       Current Mortgage Interest Rates of the Group 1 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-Off Date
                                  Mortgage      Balance as of    Pool Principal
Mortgage Interest Rates (%)         Loans       Cut-Off Date         Balance
-------------------------------------------------------------------------------
2.751 - 3.000                             1   $     498,623.45             0.16%
3.251 - 3.500                            15       9,441,672.98             3.08
3.501 - 3.750                           174      99,066,384.76            32.33
3.751 - 4.000                           199     105,148,651.12            34.31
4.001 - 4.250                           131      67,512,280.57            22.03
4.251 - 4.500                            43      22,385,281.10             7.30
4.501 - 4.750                             3       1,800,555.73             0.59
4.751 - 5.000                             1         599,262.25             0.20
-------------------------------------------------------------------------------
Total:                                  567   $ 306,452,711.96           100.00%
===============================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 1 Mortgage Loans is expected to be approximately 3.936% per annum.

Banc of America Securities LLC
----------------------------------------------------------------------------- 23
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,079,863,000 (approximate)
--------------------------------------------------------------------------------

                   Gross Margins of the Group 1 Mortgage Loans

-------------------------------------------------------------------------------
                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-Off Date
                                  Mortgage      Balance as of    Pool Principal
Gross Margin (%)                    Loans       Cut-Off Date         Balance
-------------------------------------------------------------------------------
2.250                                   567   $ 306,452,711.96           100.00%
-------------------------------------------------------------------------------
Total:                                  567   $ 306,452,711.96           100.00%
===============================================================================

               Rate Ceilings of the Group 1 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-Off Date
                                  Mortgage      Balance as of    Pool Principal
       Rate Ceilings (%)            Loans       Cut-Off Date         Balance
-------------------------------------------------------------------------------
8.001 - 9.000                             1   $     498,623.45             0.16%
9.001 - 10.000                          388     213,656,708.86            69.72
10.001 - 11.000                         178      92,297,379.65            30.12
-------------------------------------------------------------------------------
Total:                                  567   $ 306,452,711.96           100.00%
===============================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 1 Mortgage Loans is expected to be approximately 9.936% per annum.

         First Rate Adjustment Date of the Group 1 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-Off Date
                                  Mortgage      Balance as of    Pool Principal
  First Rate Adjustment Date        Loans       Cut-Off Date         Balance
-------------------------------------------------------------------------------
March 1, 2007                             1   $     648,205.77             0.21%
April 1, 2007                           311     168,312,518.19            54.92
May 1, 2007                             255     137,491,988.00            44.87
-------------------------------------------------------------------------------
Total:                                  567   $ 306,452,711.96           100.00%
===============================================================================

(1) As of the Cut-Off Date, the weighted average months to first Rate Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 35 months.

Banc of America Securities LLC
----------------------------------------------------------------------------- 24
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,079,863,000 (approximate)
--------------------------------------------------------------------------------

               Remaining Terms of the Group 1 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-Off Date
                                  Mortgage      Balance as of    Pool Principal
Remaining Term (Months)             Loans       Cut-Off Date         Balance
-------------------------------------------------------------------------------
101 - 120                                 1   $     659,096.14             0.22%
161 - 180                                 1         638,200.00             0.21
341 - 360                               565     305,155,415.82            99.58
-------------------------------------------------------------------------------
Total:                                  567   $ 306,452,711.96           100.00%
===============================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 359 months.

        Credit Scoring of Mortgagors of the Group 1 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-Off Date
                                  Mortgage      Balance as of    Pool Principal
         Credit Scores              Loans       Cut-Off Date         Balance
-------------------------------------------------------------------------------
801 - 850                                13   $   7,275,738.84             2.37%
751 - 800                               286     154,936,417.11            50.56
701 - 750                               189     103,286,543.95            33.70
651 - 700                                70      35,865,846.80            11.70
601 - 650                                 9       5,088,165.26             1.66
-------------------------------------------------------------------------------
Total:                                  567   $ 306,452,711.96           100.00%
===============================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC
----------------------------------------------------------------------------- 25
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E  $1,079,863,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Collateral Summary of Group 2 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 2 Mortgage Loans
-----------------------------------------
The Group 2 Mortgage Loans consist of 5/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 57.53% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Approximately 0.28% of the Group 2 Mortgage Loans have a prepayment fee as of the date of origination. The prepayment fee is a 2% fee, which applies to any amount prepaid (encompassing all prepayments, including property sales and refinances) in excess of 20% in any 12-month period (which begins on the date of origination or the anniversary of the date of origination) during the first 36 months of the loan term.
--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------
                                 Collateral Summary    Range (if applicable)
                                 ------------------   ----------------------
Total Outstanding Loan Balance         $954,157,432
Total Number of Loans                         1,737
Average Loan Principal Balance             $549,313   $200,872 to $1,480,000
WA Gross Coupon                               4.385%         3.125% to 5.500%
WA FICO                                         741               621 to 817
WA Original Term (mos.)                         359               120 to 360
WA Remaining Term (mos.)                        358               119 to 360
WA OLTV                                       66.53%          8.36% to 95.00%
WA Months to First Rate
 Adjustment Date                          59 months          50 to 60 months
Gross Margin                                  2.250%
WA Rate Ceiling                               9.385%        8.125% to 10.500%
--------------------------------------------------------------------------------

Banc of America Securities LLC
----------------------------------------------------------------------------- 26
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,079,863,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Geographic Concentration of Mortgaged              CA   68.22%
Properties (Top 5 States) based on the Aggregate   IL    6.34%
Stated Principal Balance                           FL    4.21%
                                                   VA    2.02%
                                                   NC    1.86%
--------------------------------------------------------------------------------

      Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of     Pool Principal
           Occupancy                Loans       Cut-Off Date        Balance
-------------------------------------------------------------------------------
Primary Residence                     1,625   $ 892,483,169.35            93.54%
Second Home                             102      56,273,380.95             5.90
Investor Property                        10       5,400,881.64             0.57
-------------------------------------------------------------------------------
Total:                                1,737   $ 954,157,431.94           100.00%
===============================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 2 Mortgage Loans

-------------------------------------------------------------------------------
                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of     Pool Principal
         Property Type              Loans       Cut-Off Date        Balance
-------------------------------------------------------------------------------
Single Family Residence               1,122   $ 623,861,283.11            65.38%
PUD-Detached                            365     205,358,196.79            21.52
Condominium                             206     103,515,804.90            10.85
PUD-Attached                             29      13,323,201.63             1.40
2-Family                                  8       4,436,707.50             0.46
3-Family                                  4       2,628,235.01             0.28
Townhouse                                 3       1,034,003.00             0.11
-------------------------------------------------------------------------------
Total:                                1,737   $ 954,157,431.94           100.00%
===============================================================================

               Mortgage Loan Purpose of the Group 2 Mortgage Loans

-------------------------------------------------------------------------------
                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of     Pool Principal
            Purpose                 Loans       Cut-Off Date        Balance
-------------------------------------------------------------------------------
Refinance-Rate/Term                     915   $ 520,149,757.55            54.51%
Purchase                                561     299,424,761.37            31.38
Refinance-Cashout                       261     134,582,913.02            14.10
-------------------------------------------------------------------------------
Total:                                1,737   $ 954,157,431.94           100.00%
===============================================================================

Banc of America Securities LLC
----------------------------------------------------------------------------- 27
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E  $1,079,863,000 (approximate)
--------------------------------------------------------------------------------

           Geographical Distribution of the Mortgage Properties of the
                          Group 2 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of     Pool Principal
        Geographic Area             Loans       Cut-Off Date        Balance
-------------------------------------------------------------------------------
California                            1,175   $ 650,878,691.30            68.22%
Illinois                                103      60,479,601.76             6.34
Florida                                  76      40,143,849.20             4.21
Virginia                                 41      19,232,482.24             2.02
North Carolina                           33      17,771,120.91             1.86
Nevada                                   25      14,543,646.19             1.52
Colorado                                 26      14,260,031.68             1.49
Maryland                                 32      13,796,172.92             1.45
Massachusetts                            25      13,470,921.59             1.41
South Carolina                           23      12,869,486.89             1.35
Washington                               22      12,125,110.79             1.27
Georgia                                  18      10,839,994.23             1.14
Texas                                    22      10,413,369.48             1.09
District of Columbia                     20      10,080,071.44             1.06
Arizona                                  18       9,490,369.18             0.99
Minnesota                                13       7,053,777.57             0.74
Missouri                                 11       6,448,819.41             0.68
Connecticut                               7       4,192,008.20             0.44
Michigan                                  5       3,432,000.00             0.36
New Jersey                                6       3,233,841.02             0.34
Oregon                                    5       3,055,689.90             0.32
Tennessee                                 5       2,448,345.10             0.26
New York                                  4       2,114,920.60             0.22
Montana                                   2       1,799,000.00             0.19
Hawaii                                    1       1,480,000.00             0.16
Wisconsin                                 3       1,305,728.52             0.14
Kansas                                    2       1,287,023.41             0.13
Ohio                                      3       1,205,373.25             0.13
Pennsylvania                              2         938,249.39             0.10
Delaware                                  2         907,311.13             0.10
New Mexico                                1         480,000.00             0.05
Utah                                      1         440,000.00             0.05
Rhode Island                              1         427,461.51             0.04
Arkansas                                  1         399,950.00             0.04
Louisiana                                 1         390,000.00             0.04
Indiana                                   1         363,013.13             0.04
Oklahoma                                  1         360,000.00             0.04
-------------------------------------------------------------------------------
Total:                                1,737   $ 954,157,431.94           100.00%
===============================================================================

(1) As of the Cut-Off Date, no more than approximately 1.38% of the Group 2 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

Banc of America Securities LLC
----------------------------------------------------------------------------- 28
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E  $1,079,863,000 (approximate)
--------------------------------------------------------------------------------

        California State Distribution of the Mortgaged Properties of the
                             Group 2 Mortgage Loans

-------------------------------------------------------------------------------
                                                                      % of
                                                                  Cut-Off Date
                                                 Aggregate       Pool Principal
                                  Number Of   Stated Principal   Balance of the
                                  Mortgage     Balance as of       California
 California State Distribution      Loans       Cut-Off Date     Mortgage Loans
-------------------------------------------------------------------------------
Northern California                     681   $ 364,600,036.41            56.02%
Southern California                     494     286,278,654.89            43.98
-------------------------------------------------------------------------------
Total:                                1,175   $ 650,878,691.30           100.00%
===============================================================================

 Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-Off Date
Current Mortgage Loan             Mortgage     Balance as of     Pool Principal
Principal Balances ($)              Loans       Cut-Off Date        Balance
-------------------------------------------------------------------------------
200,000.01 - 250,000.00                   1   $     200,871.97             0.02%
300,000.01 - 350,000.00                  92      31,484,292.59             3.30
350,000.01 - 400,000.00                 301     113,831,259.81            11.93
400,000.01 - 450,000.00                 275     117,419,947.70            12.31
450,000.01 - 500,000.00                 260     124,527,975.15            13.05
500,000.01 - 550,000.00                 173      90,986,805.48             9.54
550,000.01 - 600,000.00                 151      87,321,462.25             9.15
600,000.01 - 650,000.00                 107      67,606,188.10             7.09
650,000.01 - 700,000.00                  71      48,010,203.67             5.03
700,000.01 - 750,000.00                  69      50,343,071.20             5.28
750,000.01 - 800,000.00                  40      31,254,069.56             3.28
800,000.01 - 850,000.00                  37      30,525,148.89             3.20
850,000.01 - 900,000.00                  28      24,581,430.70             2.58
900,000.01 - 950,000.00                  27      25,203,074.18             2.64
950,000.01 - 1,000,000.00                68      67,346,384.68             7.06
1,000,000.01 - 1,500,000.00              37      43,515,246.01             4.56
-------------------------------------------------------------------------------
Total:                                1,737   $ 954,157,431.94           100.00%
===============================================================================

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $549,313.

Banc of America Securities LLC
----------------------------------------------------------------------------- 29
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E  $1,079,863,000 (approximate)
--------------------------------------------------------------------------------

        Original Loan-To-Value Ratios of the Group 2 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-Off Date
Original Loan-To-Value            Mortgage     Balance as of     Pool Principal
Ratios (%)                          Loans       Cut-Off Date        Balance
-------------------------------------------------------------------------------
5.01 - 10.00                              2   $     836,300.10             0.09%
10.01 - 15.00                             4       2,467,360.11             0.26
15.01 - 20.00                             4       2,864,940.78             0.30
20.01 - 25.00                            10       4,997,436.85             0.52
25.01 - 30.00                            24      13,797,784.85             1.45
30.01 - 35.00                            31      18,791,201.36             1.97
35.01 - 40.00                            41      24,900,435.92             2.61
40.01 - 45.00                            48      30,197,381.06             3.16
45.01 - 50.00                            92      57,277,753.62             6.00
50.01 - 55.00                            64      39,827,981.36             4.17
55.01 - 60.00                           143      82,056,403.02             8.60
60.01 - 65.00                           156      95,026,335.09             9.96
65.01 - 70.00                           167      95,802,559.86            10.04
70.01 - 75.00                           205     112,282,210.10            11.77
75.01 - 80.00                           718     361,434,318.11            37.88
80.01 - 85.00                             5       2,348,170.10             0.25
85.01 - 90.00                            12       4,719,552.06             0.49
90.01 - 95.00                            11       4,529,307.59             0.47
-------------------------------------------------------------------------------
Total:                                1,737   $ 954,157,431.94           100.00%
===============================================================================

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 66.53%.


Banc of America Securities LLC
----------------------------------------------------------------------------- 30
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E  $1,079,863,000 (approximate)
--------------------------------------------------------------------------------

       Current Mortgage Interest Rates of the Group 2 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of     Pool Principal
Mortgage Interest Rates (%)         Loans       Cut-Off Date        Balance
-------------------------------------------------------------------------------
3.001 - 3.250                             2   $   1,261,902.81             0.13%
3.251 - 3.500                             5       2,220,618.49             0.23
3.501 - 3.750                            45      24,411,581.75             2.56
3.751 - 4.000                           149      83,279,618.29             8.73
4.001 - 4.250                           486     272,824,306.51            28.59
4.251 - 4.500                           623     344,106,965.89            36.06
4.501 - 4.750                           310     162,396,487.97            17.02
4.751 - 5.000                           100      54,865,350.93             5.75
5.001 - 5.250                            11       5,630,885.72             0.59
5.251 - 5.500                             6       3,159,713.58             0.33
-------------------------------------------------------------------------------
Total:                                1,737   $ 954,157,431.94           100.00%
===============================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 2 Mortgage Loans is expected to be approximately 4.385% per annum.

                   Gross Margins of the Group 2 Mortgage Loans

-------------------------------------------------------------------------------
                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of     Pool Principal
Gross Margin (%)                    Loans       Cut-Off Date        Balance
-------------------------------------------------------------------------------
2.250                                 1,737   $ 954,157,431.94           100.00%
-------------------------------------------------------------------------------
Total:                                1,737   $ 954,157,431.94           100.00%
===============================================================================


Banc of America Securities LLC
----------------------------------------------------------------------------- 31
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E  $1,079,863,000 (approximate)
--------------------------------------------------------------------------------

                Rate Ceilings of the Group 2 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of     Pool Principal
       Rate Ceilings (%)            Loans       Cut-Off Date        Balance
-------------------------------------------------------------------------------
8.001 - 9.000                           201   $ 111,173,721.34            11.65%
9.001 - 10.000                        1,519     834,193,111.30            87.43
10.001 - 11.000                          17       8,790,599.30             0.92
-------------------------------------------------------------------------------
Total:                                1,737   $ 954,157,431.94           100.00%
===============================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 2 Mortgage Loans is expected to be approximately 9.385% per annum.

         First Rate Adjustment Date of the Group 2 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of     Pool Principal
  First Rate Adjustment Date        Loans       Cut-Off Date        Balance
-------------------------------------------------------------------------------
July 1, 2008                              1   $     381,598.00             0.04%
October 1, 2008                           1         824,999.10             0.09
December 1, 2008                          1         500,000.00             0.05
January 1, 2009                           1         331,614.44             0.03
February 1, 2009                          2         529,516.51             0.06
March 1, 2009                            12       5,508,775.60             0.58
April 1, 2009                         1,131     616,743,869.18            64.64
May 1, 2009                             588     329,337,059.11            34.52
-------------------------------------------------------------------------------
Total:                                1,737   $ 954,157,431.94           100.00%
===============================================================================

(1) As of the Cut-Off Date, the weighted average months to first Rate Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 59 months.


Banc of America Securities LLC
----------------------------------------------------------------------------- 32
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E  $1,079,863,000 (approximate)
--------------------------------------------------------------------------------

               Remaining Terms of the Group 2 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of     Pool Principal
Remaining Term (Months)             Loans       Cut-Off Date        Balance
-------------------------------------------------------------------------------
101 - 120                                 1   $     462,035.82             0.05%
161 - 180                                 6       3,239,781.95             0.34
221 - 240                                 1         474,500.00             0.05
281 - 300                                 2         982,709.72             0.10
341 - 360                             1,727     948,998,404.45            99.46
-------------------------------------------------------------------------------
Total:                                1,737   $ 954,157,431.94           100.00%
===============================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 358 months.

        Credit Scoring of Mortgagors of the Group 2 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of     Pool Principal
        Credit Scores               Loans       Cut-Off Date        Balance
-------------------------------------------------------------------------------
801 - 850                                51   $  27,716,041.59             2.90%
751 - 800                               776     434,724,992.47            45.56
701 - 750                               571     307,679,381.26            32.25
651 - 700                               279     154,065,528.28            16.15
601 - 650                                58      28,911,488.34             3.03
Not Scored                                2       1,060,000.00             0.11
-------------------------------------------------------------------------------
Total:                                1,737   $ 954,157,431.94           100.00%
===============================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).


Banc of America Securities LLC
----------------------------------------------------------------------------- 33
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,079,863,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Collateral Summary of Group 3 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 2 Mortgage Loans
-----------------------------------------
The Group 2 Mortgage Loans consist of 5/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 57.53% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Approximately 0.28% of the Group 2 Mortgage Loans have a prepayment fee as of the date of origination. The prepayment fee is a 2% fee, which applies to any amount prepaid (encompassing all prepayments, including property sales and refinances) in excess of 20% in any 12-month period (which begins on the date of origination or the anniversary of the date of origination) during the first 36 months of the loan term.
--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------
                                 Collateral Summary    Range (if applicable)
                                 ------------------   ----------------------
Total Outstanding Loan Balance         $229,042,792
Total Number of Loans                         1,068
Average Loan Principal Balance             $214,460      $48,500 to $333,547
WA Gross Coupon                               4.501%         3.500% to 5.500%
WA FICO                                         738               620 to 817
WA Original Term (mos.)                         360
WA Remaining Term (mos.)                        359               350 to 360
WA OLTV                                       71.68%         10.09% to 95.00%
WA Months to First Rate
 Adjustment Date                          59 months          50 to 60 months
Gross Margin                                  2.250%
WA Rate Ceiling                               9.501%        8.500% to 10.500%
--------------------------------------------------------------------------------

Banc of America Securities LLC
----------------------------------------------------------------------------- 34
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,079,863,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Geographic Concentration of Mortgaged              CA   40.48%
Properties (Top 5 States) based on the Aggregate   FL   14.25%
Stated Principal Balance                           VA    4.72%
                                                   SC    4.26%
                                                   GA    4.20%
--------------------------------------------------------------------------------

     Occupancy of Mortgaged Properties of the Group 3 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of     Pool Principal
           Occupancy                Loans       Cut-Off Date        Balance
-------------------------------------------------------------------------------
Primary Residence                       903   $ 194,896,533.35            85.09%
Second Home                             127      26,923,812.66            11.75
Investor Property                        38       7,222,445.68             3.15
-------------------------------------------------------------------------------
Total:                                1,068   $ 229,042,791.69           100.00%
===============================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 3 Mortgage Loans

-------------------------------------------------------------------------------
                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of     Pool Principal
         Property Type              Loans       Cut-Off Date        Balance
-------------------------------------------------------------------------------
Single Family Residence                 593   $ 128,645,832.78            56.17%
Condominium                             242      51,531,711.20            22.50
PUD-Detached                            192      40,745,541.81            17.79
PUD-Attached                             34       7,060,300.90             3.08
Townhouse                                 7       1,059,405.00             0.46
-------------------------------------------------------------------------------
Total:                                1,068   $ 229,042,791.69           100.00%
===============================================================================

               Mortgage Loan Purpose of the Group 3 Mortgage Loans

-------------------------------------------------------------------------------
                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of     Pool Principal
           Purpose                  Loans       Cut-Off Date        Balance
-------------------------------------------------------------------------------
Purchase                                515   $ 109,664,605.82            47.88%
Refinance-Rate/Term                     334      71,201,663.67            31.09
Refinance-Cashout                       219      48,176,522.20            21.03
-------------------------------------------------------------------------------
Total:                                1,068   $ 229,042,791.69           100.00%
===============================================================================

Banc of America Securities LLC
----------------------------------------------------------------------------- 35
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,079,863,000 (approximate)
--------------------------------------------------------------------------------

          Geographical Distribution of the Mortgage Properties of the
                          Group 3 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of     Pool Principal
        Geographic Area             Loans       Cut-Off Date        Balance
-------------------------------------------------------------------------------
California                              377   $  92,711,074.00            40.48%
Florida                                 167      32,631,896.75            14.25
Virginia                                 49      10,808,707.18             4.72
South Carolina                           49       9,757,945.41             4.26
Georgia                                  48       9,611,088.27             4.20
Arizona                                  52       8,894,138.79             3.88
Nevada                                   44       8,420,265.00             3.68
North Carolina                           40       7,235,742.57             3.16
Colorado                                 34       7,138,067.97             3.12
Illinois                                 28       6,683,284.47             2.92
Maryland                                 25       5,309,159.33             2.32
Texas                                    29       5,287,894.16             2.31
Washington                               24       4,934,286.72             2.15
District of Columbia                     11       2,914,905.00             1.27
Minnesota                                13       2,433,570.00             1.06
Ohio                                     11       2,039,080.00             0.89
Oregon                                   10       1,739,932.00             0.76
Michigan                                  8       1,520,500.00             0.66
Missouri                                  8       1,310,000.00             0.57
Tennessee                                 5       1,287,500.00             0.56
New York                                  5       1,046,200.00             0.46
Indiana                                   6         991,301.49             0.43
New Mexico                                4         845,515.00             0.37
Connecticut                               3         579,000.00             0.25
Pennsylvania                              4         569,500.00             0.25
Arkansas                                  3         500,500.00             0.22
Iowa                                      2         313,562.58             0.14
New Jersey                                1         310,000.00             0.14
Idaho                                     1         239,200.00             0.10
Vermont                                   1         225,000.00             0.10
Kansas                                    2         208,300.00             0.09
West Virginia                             1         145,600.00             0.06
Kentucky                                  1         144,500.00             0.06
Louisiana                                 1         131,575.00             0.06
Wisconsin                                 1         124,000.00             0.05
-------------------------------------------------------------------------------
Total:                                1,068   $ 229,042,791.69           100.00%
===============================================================================

(1) As of the Cut-Off Date, no more than approximately 1.03% of the Group 3 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

Banc of America Securities LLC
----------------------------------------------------------------------------- 36
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,079,863,000 (approximate)
--------------------------------------------------------------------------------

        California State Distribution of the Mortgaged Properties of the
                             Group 3 Mortgage Loans

-------------------------------------------------------------------------------
                                                                      % of
                                                                  Cut-Off Date
                                                 Aggregate       Pool Principal
                                  Number Of   Stated Principal   Balance of the
                                  Mortgage     Balance as of       California
California State Distribution       Loans       Cut-Off Date     Mortgage Loans
-------------------------------------------------------------------------------
Southern California                     201   $  49,830,279.08            53.75%
Northern California                     176      42,880,794.92            46.25
-------------------------------------------------------------------------------
Total:                                  377   $  92,711,074.00           100.00%
===============================================================================

  Current Mortgage Loan Principal Balances of the Group 3 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-Off Date
     Current Mortgage Loan        Mortgage     Balance as of     Pool Principal
    Principal Balances ($)          Loans       Cut-Off Date        Balance
-------------------------------------------------------------------------------
0.01 - 50,000.00                          1   $      48,500.00             0.02%
50,000.01 - 100,000.00                   55       4,610,397.86             2.01
100,000.01 - 150,000.00                 178      22,594,135.06             9.86
150,000.01 - 200,000.00                 245      43,521,008.26            19.00
200,000.01 - 250,000.00                 231      52,476,621.32            22.91
250,000.01 - 300,000.00                 198      54,581,676.03            23.83
300,000.01 - 350,000.00                 160      51,210,453.16            22.36
-------------------------------------------------------------------------------
Total:                                1,068   $ 229,042,791.69           100.00%
===============================================================================

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 3 Mortgage Loans is expected to be approximately $214,460.

Banc of America Securities LLC
----------------------------------------------------------------------------- 37
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,079,863,000 (approximate)
--------------------------------------------------------------------------------

       Original Loan-To-Value Ratios of the Group 3 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                                 Aggregate           % of
                                  Number Of   Stated Principal    Cut-Off Date
Original                          Mortgage     Balance as of     Pool Principal
Loan-To-Value Ratios (%)            Loans       Cut-Off Date        Balance
-------------------------------------------------------------------------------
10.01 - 15.00                             4   $     752,842.00             0.33%
15.01 - 20.00                             2         301,520.00             0.13
20.01 - 25.00                            11       1,754,382.74             0.77
25.01 - 30.00                             9       1,545,509.70             0.67
30.01 - 35.00                            14       2,366,872.76             1.03
35.01 - 40.00                            19       3,784,601.54             1.65
40.01 - 45.00                            26       5,268,217.00             2.30
45.01 - 50.00                            42       9,415,555.13             4.11
50.01 - 55.00                            43       9,203,060.23             4.02
55.01 - 60.00                            43       9,204,456.20             4.02
60.01 - 65.00                            64      14,606,255.00             6.38
65.01 - 70.00                            70      15,610,186.05             6.82
70.01 - 75.00                           121      27,766,082.54            12.12
75.01 - 80.00                           477     103,928,224.54            45.38
80.01 - 85.00                            12       2,353,128.63             1.03
85.01 - 90.00                            52      10,446,975.47             4.56
90.01 - 95.00                            59      10,734,922.16             4.69
-------------------------------------------------------------------------------
Total:                                1,068   $ 229,042,791.69           100.00%
===============================================================================

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately 71.68%.

       Current Mortgage Interest Rates of the Group 3 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of     Pool Principal
Mortgage Interest Rates (%)         Loans       Cut-Off Date        Balance
-------------------------------------------------------------------------------
3.251 - 3.500                             2   $     362,400.00             0.16%
3.501 - 3.750                            19       3,949,110.46             1.72
3.751 - 4.000                            88      18,959,511.03             8.28
4.001 - 4.250                           163      35,629,608.54            15.56
4.251 - 4.500                           369      80,714,173.94            35.24
4.501 - 4.750                           241      51,425,825.63            22.45
4.751 - 5.000                           136      28,480,155.04            12.43
5.001 - 5.250                            38       7,483,989.94             3.27
5.251 - 5.500                            12       2,038,017.11             0.89
-------------------------------------------------------------------------------
Total:                                1,068   $ 229,042,791.69           100.00%
===============================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 3 Mortgage Loans is expected to be approximately 4.501%.

Banc of America Securities LLC
----------------------------------------------------------------------------- 38
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,079,863,000 (approximate)
--------------------------------------------------------------------------------

                   Gross Margins of the Group 3 Mortgage Loans

-------------------------------------------------------------------------------
                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of     Pool Principal
Gross Margins (%)                   Loans       Cut-Off Date        Balance
-------------------------------------------------------------------------------
2.250                                 1,068   $ 229,042,791.69           100.00%
-------------------------------------------------------------------------------
Total:                                1,068   $ 229,042,791.69           100.00%
===============================================================================

                Rate Ceilings of the Group 3 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of     Pool Principal
        Rate Ceilings (%)           Loans       Cut-Off Date        Balance
-------------------------------------------------------------------------------
8.001 - 9.000                           109   $  23,271,021.49            10.16%
9.001 - 10.000                          909     196,249,763.15            85.68
10.001 - 11.000                          50       9,522,007.05             4.16
-------------------------------------------------------------------------------
Total:                                1,068   $ 229,042,791.69           100.00%
===============================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 3 Mortgage Loans is expected to be approximately 9.501% per annum.

         First Rate Adjustment Date of the Group 3 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of     Pool Principal
     First Adjustment Date          Loans       Cut-Off Date        Balance
-------------------------------------------------------------------------------
July 1, 2008                              1   $      93,000.00             0.04%
September 1, 2008                         1         330,000.00             0.14
November 1, 2008                          1         198,000.00             0.09
December 1, 2008                          1         246,905.00             0.11
January 1, 2009                          18       5,740,498.97             2.51
February 1, 2009                         34       7,923,305.35             3.46
March 1, 2009                           298      63,802,973.14            27.86
April 1, 2009                           603     126,702,067.53            55.32
May 1, 2009                             111      24,006,041.70            10.48
-------------------------------------------------------------------------------
Total:                                1,068   $ 229,042,791.69           100.00%
===============================================================================

(1) As of the Cut-Off Date, the weighted average months to first Adjustment Date for the Group 3 Mortgage Loans is expected to be approximately 59 months.

Banc of America Securities LLC
----------------------------------------------------------------------------- 39
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,079,863,000 (approximate)
--------------------------------------------------------------------------------

               Remaining Terms of the Group 3 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of     Pool Principal
Remaining Term (Months)             Loans       Cut-Off Date        Balance
-------------------------------------------------------------------------------
341 - 360                             1,068   $ 229,042,791.69           100.00%
-------------------------------------------------------------------------------
Total:                                1,068   $ 229,042,791.69           100.00%
===============================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 3 Mortgage Loans is expected to be approximately 359 months.

        Credit Scoring of Mortgagors of the Group 3 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of     Pool Principal
        Credit Scores               Loans       Cut-Off Date        Balance
-------------------------------------------------------------------------------
801 - 850                                50   $   9,366,770.82             4.09%
751 - 800                               432      93,494,028.97            40.82
701 - 750                               357      76,809,364.33            33.53
651 - 700                               188      40,761,565.57            17.80
601 - 650                                41       8,611,062.00             3.76
-------------------------------------------------------------------------------
Total:                                1,068   $ 229,042,791.69           100.00%
===============================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC
----------------------------------------------------------------------------- 40
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,079,863,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  Collateral Summary of Group 4 Mortgage Loans

--------------------------------------------------------------------------------

Description of The Group 4 Mortgage Loans
-----------------------------------------
The Group 4 Mortgage Loans consist of 7/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.
--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 4 Mortgage Loans are listed below as of the Cut-Off Date.
The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------
                                 Collateral Summary    Range (if applicable)
                                 ------------------   ----------------------
Total Outstanding Loan Balance          $65,077,153
Total Number of Loans                           121
Average Loan Principal Balance             $537,828   $338,000 to $1,048,000
WA Gross Coupon                               4.894%         4.000% to 5.750%
WA FICO                                         747               652 to 816
WA Original Term (mos.)                         359        180 to 360 months
WA Remaining Term (mos.)                        358        179 to 360 months
WA OLTV                                       68.75%         30.00% to 90.00%
WA Months to First Adjustment
 Date                                            83          83 to 84 months
Gross Margin                                  2.250%
WA Rate Ceiling                               9.894%        9.000% to 10.750%

Geographic Concentration of Mortgaged               CA   64.09%
Properties (Top 5 States)based on the Aggregate     IL    5.18%
Stated Principal Balance                            VA    4.47%
                                                    WA    3.96%
                                                    MD    3.71%
--------------------------------------------------------------------------------

Banc of America Securities LLC
----------------------------------------------------------------------------- 41
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,079,863,000 (approximate)
--------------------------------------------------------------------------------

     Occupancy of Mortgaged Properties of the Group 4 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                                  Aggregate           % of
                                  Number Of   Stated Principal    Cut-Off Date
                                   Mortgage    Balance as of     Pool Principal
       Occupancy                    Loans       Cut-Off Date        Balance
-------------------------------------------------------------------------------
Primary Residence                       112   $  59,746,109.08            91.81%
Second Home                               7       4,589,430.65             7.05
Investor Property                         2         741,613.00             1.14
-------------------------------------------------------------------------------
Total:                                  121   $  65,077,152.73           100.00%
===============================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 4 Mortgage Loans

-------------------------------------------------------------------------------
                                                  Aggregate           % of
                                  Number Of   Stated Principal    Cut-Off Date
                                   Mortgage    Balance as of     Pool Principal
      Property Type                 Loans       Cut-Off Date        Balance
-------------------------------------------------------------------------------
Single Family Residence                  81   $  42,997,904.92            66.07%
PUD-Detached                             27      15,292,438.58            23.50
Condominium                               9       4,596,558.47             7.06
PUD-Attached                              4       2,190,250.76             3.37
-------------------------------------------------------------------------------
Total:                                  121   $  65,077,152.73           100.00%
===============================================================================

               Mortgage Loan Purpose of the Group 4 Mortgage Loans

-------------------------------------------------------------------------------
                                                  Aggregate           % of
                                  Number Of   Stated Principal    Cut-Off Date
                                   Mortgage    Balance as of     Pool Principal
      Purpose                       Loans       Cut-Off Date        Balance
-------------------------------------------------------------------------------
Purchase                                 46   $  26,908,421.01            41.35%
Refinance-Rate/Term                      51      26,518,597.14            40.75
Refinance-Cashout                        24      11,650,134.58            17.90
-------------------------------------------------------------------------------
Total:                                  121   $  65,077,152.73           100.00%
===============================================================================

Banc of America Securities LLC
----------------------------------------------------------------------------- 42
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,079,863,000 (approximate)
--------------------------------------------------------------------------------

      Geographical Distribution of the Mortgage Properties of the Group 4
                              Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                                  Aggregate           % of
                                  Number Of   Stated Principal    Cut-Off Date
                                   Mortgage    Balance as of     Pool Principal
      Geographic Area               Loans       Cut-Off Date        Balance
-------------------------------------------------------------------------------
California                               75   $  41,706,017.06            64.09%
Illinois                                  8       3,372,173.91             5.18
Virginia                                  6       2,906,247.40             4.47
Washington                                4       2,580,025.89             3.96
Maryland                                  4       2,416,526.88             3.71
Florida                                   4       1,997,956.46             3.07
Arizona                                   3       1,885,538.88             2.90
Colorado                                  3       1,270,535.39             1.95
North Carolina                            2       1,223,502.20             1.88
District of Columbia                      3       1,210,135.54             1.86
Georgia                                   2       1,019,178.73             1.57
Texas                                     2         850,388.23             1.31
Kansas                                    1         700,000.00             1.08
Nevada                                    1         589,291.08             0.91
Wyoming                                   1         494,100.00             0.76
Wisconsin                                 1         460,000.00             0.71
South Carolina                            1         395,535.08             0.61
-------------------------------------------------------------------------------
Total:                                  121   $  65,077,152.73           100.00%
===============================================================================

(2) As of the Cut-Off Date, no more than approximately 2.77% of the Group 4 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

Banc of America Securities LLC
----------------------------------------------------------------------------- 43
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,079,863,000 (approximate)
--------------------------------------------------------------------------------

        California State Distribution of the Mortgaged Properties of the
                             Group 4 Mortgage Loans

-------------------------------------------------------------------------------
                                                                      % of
                                                                 Cut-Off Date
                                                  Aggregate      Pool Principal
                                  Number Of   Stated Principal   Balance of the
                                   Mortgage    Balance as of       California
California State Distribution       Loans       Cut-Off Date     Mortgage Loans
-------------------------------------------------------------------------------
Northern California                      43   $  23,730,685.71            56.90%
Southern California                      32      17,975,331.35            43.10
-------------------------------------------------------------------------------
Total:                                   75   $  41,706,017.06           100.00%
===============================================================================

  Current Mortgage Loan Principal Balances of the Group 4 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                                  Aggregate           % of
                                  Number Of   Stated Principal    Cut-Off Date
     Current Mortgage Loan         Mortgage    Balance as of     Pool Principal
     Principal Balances($)          Loans       Cut-Off Date        Balance
-------------------------------------------------------------------------------
300,000.01 - 350,000.00                   7   $   2,413,610.11             3.71%
350,000.01 - 400,000.00                  16       6,103,862.73             9.38
400,000.01 - 450,000.00                  27      11,508,326.29            17.68
450,000.01 - 500,000.00                  22      10,515,410.61            16.16
500,000.01 - 550,000.00                   8       4,228,850.58             6.50
550,000.01 - 600,000.00                   9       5,234,613.57             8.04
600,000.01 - 650,000.00                   5       3,111,735.20             4.78
650,000.01 - 700,000.00                   9       6,145,623.37             9.44
700,000.01 - 750,000.00                   4       2,978,004.53             4.58
750,000.01 - 800,000.00                   2       1,560,000.00             2.40
800,000.01 - 850,000.00                   2       1,634,657.13             2.51
850,000.01 - 900,000.00                   2       1,741,250.00             2.68
900,000.01 - 950,000.00                   1         918,868.78             1.41
950,000.01 - 1,000,000.00                 6       5,934,339.83             9.12
1,000,000.01 - 1,500,000.00               1       1,048,000.00             1.61
-------------------------------------------------------------------------------
Total:                                  121   $  65,077,152.73           100.00%
===============================================================================

(2) As of the Cut-Off Date, the average outstanding principal balance of the Group 4 Mortgage Loans is expected to be approximately $537,828.

Banc of America Securities LLC
----------------------------------------------------------------------------- 44
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,079,863,000 (approximate)
--------------------------------------------------------------------------------

        Original Loan-To-Value Ratios of the Group 4 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                                  Aggregate           % of
                                  Number Of   Stated Principal    Cut-Off Date
                                   Mortgage    Balance as of     Pool Principal
Original Loan-To-Value Ratios(%)    Loans       Cut-Off Date        Balance
-------------------------------------------------------------------------------
25.01 - 30.00                             1   $     404,502.01             0.62%
30.01 - 35.00                             2       1,052,919.10             1.62
40.01 - 45.00                             3       1,234,250.73             1.90
45.01 - 50.00                             7       3,741,592.21             5.75
50.01 - 55.00                             5       2,607,888.35             4.01
55.01 - 60.00                            15       8,772,087.61            13.48
60.01 - 65.00                            11       5,898,306.13             9.06
65.01 - 70.00                             6       3,329,591.67             5.12
70.01 - 75.00                            16       9,318,829.58            14.32
75.01 - 80.00                            54      28,314,545.30            43.51
85.01 - 90.00                             1         402,640.04             0.62
-------------------------------------------------------------------------------
Total:                                  121   $  65,077,152.73           100.00%
===============================================================================

(2) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 4 Mortgage Loans is expected to be approximately 68.75%.

      Current Mortgage Interest Rates of the Group 4 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                                  Aggregate           % of
                                  Number Of   Stated Principal    Cut-Off Date
                                   Mortgage    Balance as of     Pool Principal
Mortgage Interest Rates(%)          Loans       Cut-Off Date        Balance
-------------------------------------------------------------------------------
3.751 - 4.000                             3   $   1,377,090.15             2.12%
4.251 - 4.500                            13       7,440,491.57            11.43
4.501 - 4.750                            26      14,570,345.07            22.39
4.751 - 5.000                            44      24,287,211.17            37.32
5.001 - 5.250                            26      12,787,629.71            19.65
5.251 - 5.500                             6       3,428,236.67             5.27
5.501 - 5.750                             3       1,186,148.39             1.82
-------------------------------------------------------------------------------
Total:                                  121   $  65,077,152.73           100.00%
===============================================================================

(2) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 4 Mortgage Loans is expected to be approximately 4.894%.

Banc of America Securities LLC
----------------------------------------------------------------------------- 45
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,079,863,000 (approximate)
--------------------------------------------------------------------------------

                   Gross Margins of the Group 4 Mortgage Loans

-------------------------------------------------------------------------------
                                                  Aggregate           % of
                                  Number Of   Stated Principal    Cut-Off Date
                                   Mortgage    Balance as of     Pool Principal
Gross Margins(%)                    Loans       Cut-Off Date        Balance
-------------------------------------------------------------------------------
2.250                                   121   $  65,077,152.73           100.00%
-------------------------------------------------------------------------------
Total:                                  121   $  65,077,152.73           100.00%
===============================================================================

                Rate Ceilings of the Group 4 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                                  Aggregate           % of
                                  Number Of   Stated Principal    Cut-Off Date
                                   Mortgage    Balance as of     Pool Principal
    Rate Ceilings(%)                Loans       Cut-Off Date        Balance
-------------------------------------------------------------------------------
8.001 - 9.000                             3   $   1,377,090.15             2.12%
9.001 - 10.000                           83      46,298,047.81            71.14
10.001 - 11.000                          35      17,402,014.77            26.74
-------------------------------------------------------------------------------
Total:                                  121   $  65,077,152.73           100.00%
===============================================================================

(2) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 4 Mortgage Loans is expected to be approximately 9.894% per annum.

         First Rate Adjustment Date of the Group 4 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                                  Aggregate           % of
                                  Number Of   Stated Principal    Cut-Off Date
                                   Mortgage    Balance as of     Pool Principal
    First Adjustment Date           Loans       Cut-Off Date        Balance
-------------------------------------------------------------------------------
April 1, 2011                            72   $  38,309,335.73            58.87%
May 1, 2011                              49      26,767,817.00            41.13
-------------------------------------------------------------------------------
Total:                                  121   $  65,077,152.73           100.00%
===============================================================================

(2) As of the Cut-Off Date, the weighted average months to first Adjustment Date for the Group 4 Mortgage Loans is expected to be approximately 83 months.

Banc of America Securities LLC
----------------------------------------------------------------------------- 46
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-E $1,079,863,000 (approximate)
--------------------------------------------------------------------------------

               Remaining Terms of the Group 4 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                                  Aggregate           % of
                                  Number Of   Stated Principal    Cut-Off Date
                                   Mortgage    Balance as of     Pool Principal
Remaining Term (Months)             Loans       Cut-Off Date        Balance
-------------------------------------------------------------------------------
161 - 180                                 1   $     530,985.00             0.82%
341 - 360                               120      64,546,167.73            99.18
-------------------------------------------------------------------------------
Total:                                  121   $  65,077,152.73           100.00%
===============================================================================

(2) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 4 Mortgage Loans is expected to be approximately 359 months.

        Credit Scoring of Mortgagors of the Group 4 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                                  Aggregate           % of
                                  Number Of   Stated Principal    Cut-Off Date
                                   Mortgage    Balance as of     Pool Principal
    Credit Scores                   Loans       Cut-Off Date        Balance
-------------------------------------------------------------------------------
801 - 850                                 6   $   2,819,031.58             4.33%
751 - 800                                59      31,665,233.61            48.66
701 - 750                                40      22,401,891.70            34.42
651 - 700                                16       8,190,995.84            12.59
-------------------------------------------------------------------------------
Total:                                  121   $  65,077,152.73           100.00%
===============================================================================

(2) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC
----------------------------------------------------------------------------- 47
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 04-E  PRICES, COUPONS, YIELDS GROUP 3

CLASS   TYPE  SIZE  WAL  SPR      CPN  BMYLD   YLD   PRICE

3A1 5/1 CONF PT $ 222.629 2.61 130/SWAPS/25 4.2486 3.394 4.694 98.7580

The above information relates to Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2004-E. This message is for information purposes only and we are not soliciting any action based upon it. Information herein will be superseded by information in the final prospectus (which may include both a Prospectus and a Prospectus Supplement), copies of which may be obtained from Casey Neilson at Banc of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255. Any decision to invest in securities should be made after reviewing any Prospectus or Prospectus Supplement relating to them. The underwriters disclaim any and all liability relationg to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.

BOAMS 04-E      BENCHMARK YIELDS    GROUP 3

2YR SWAP        2.997%     BOND YIELDS AND
3YR SWAP        3.647%     PRICES TO FOLLOW
2.61YR SWAP     3.394%

The above information relates to Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2004-E. This message is for information purposes only and we are not soliciting any action based upon it. Information herein will be superseded by information in the final prospectus (which may include both a Prospectus and a Prospectus Supplement), copies of which may be obtained from Casey Neilson at Banc of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255. Any decision to invest in securities should be made after reviewing any Prospectus or Prospectus Supplement relating to them. The underwriters disclaim any and all liability relationg to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.

                            Global Structured Finance

                              BoAMS 2004-E Group 1
                         3-1 Arms - Southern California
                            Collateral Summary Report

--------------------------------------------------------------------------------

1.  General Pool Characteristics

Pool Size: $52,620,266.99
Loan Count: 95
Cut-off Date: 2004-05-01
Avg. Loan Balance: $553,897.55
Avg. Orig. Balance: $554,368.01
Accelerated Docs: 82.82%
W.A. FICO: 741
W.A. Orig. LTV: 60.62%
W.A. Cut-Off LTV: 60.57%
W.A. Gross Coupon: 4.067%
W.A. Net Coupon: 3.690%
W.A. Svcg Fee: 0.375%
W.A. Trustee Fee: 0.0020%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 OLTV: 0.00%
% over 100 OLTV: 0.00%
% with PMI: 0.00%
% over 80 with PMI: 0.00%
W.A. MI Coverage:
W.A. MI Adjusted LTV: 60.57%
% Second Lien: 0.00%
% Silent Seconds: 31.94%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 8.57%

--------------------------------------------------------------------------------

2.  Original Balance

----------------------------------------
Original Balance                 Percent
----------------------------------------
$250,001 - $350,000                 2.64%
----------------------------------------
$350,001 - $450,000                24.88
----------------------------------------
$450,001 - $550,000                19.94
----------------------------------------
$550,001 - $650,000                17.17
----------------------------------------
$650,001 - $750,000                 8.05
----------------------------------------
$750,001 - $850,000                 7.68
----------------------------------------
$850,001 - $950,000                10.22
----------------------------------------
$950,001 - $1,050,000               9.42
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $554,368.01
Lowest: $345,000.00
Highest: $1,000,000.00
--------------------------------------------------------------------------------

3.  Cut-Off Balance

----------------------------------------
Cut-Off Balance                  Percent
----------------------------------------
$250,001 - $350,000                 2.64%
----------------------------------------
$350,001 - $450,000                24.88
----------------------------------------
$450,001 - $550,000                19.94
----------------------------------------
$550,001 - $650,000                17.17
----------------------------------------
$650,001 - $750,000                 8.05
----------------------------------------
$750,001 - $850,000                 7.68
----------------------------------------
$850,001 - $950,000                10.22
----------------------------------------
$950,001 - $1,050,000               9.42
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $553,897.55
Lowest: $345,000.00
Highest: $1,000,000.00
--------------------------------------------------------------------------------

4.  Lien Position

----------------------------------------
Lien Position                    Percent
----------------------------------------
1                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

5.  Coupon

----------------------------------------
Coupon                           Percent
----------------------------------------
3.251 - 3.500                       2.44%
----------------------------------------
3.501 - 3.750                      13.04
----------------------------------------
3.751 - 4.000                      30.32
----------------------------------------
4.001 - 4.250                      36.91
----------------------------------------
4.251 - 4.500                      16.14
----------------------------------------
4.751 - 5.000                       1.14
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 4.067%
Lowest: 3.500%
Highest: 4.875%
--------------------------------------------------------------------------------

6.  Credit Score

----------------------------------------
Credit Score                     Percent
----------------------------------------
800 - 849                           2.15%
----------------------------------------
750 - 799                          41.71
----------------------------------------
700 - 749                          41.76
----------------------------------------
650 - 699                          12.65
----------------------------------------
600 - 649                           1.74
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 741
Lowest: 624
Highest: 817
--------------------------------------------------------------------------------

7.  PMI Providers

----------------------------------------
PMI Providers                    Percent
----------------------------------------
NONE                              100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

8.  Product Type

----------------------------------------
Product Type                     Percent
----------------------------------------
3/27 12 MO LIBOR                  100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

9.  Index

----------------------------------------
Index                            Percent
----------------------------------------
12ML                              100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

10. Loan Purpose

----------------------------------------
Loan Purpose                     Percent
----------------------------------------
Refinance-Rate/Term                61.45%
----------------------------------------
Refinance-Cashout                  21.35
----------------------------------------
Purchase                           17.20
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

11. Loan Type

----------------------------------------
Loan Type                        Percent
----------------------------------------
Conv 1st w/o PMI                  100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

12. Property Type

----------------------------------------
Property Type                    Percent
----------------------------------------
SFR                                49.66%
----------------------------------------
PUD Detach                         36.22
----------------------------------------
Condo                              10.29
----------------------------------------
2-Family                            2.50
----------------------------------------
3-Family                            0.66
----------------------------------------
PUD Attach                          0.66
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

----------------------------------------
Occupancy Status                 Percent
----------------------------------------
Primary                            93.68%
----------------------------------------
Secondary                           5.56
----------------------------------------
Investor                            0.76
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

14. Documentation

----------------------------------------
Documentation                    Percent
----------------------------------------
Rapid                              71.10%
----------------------------------------
Standard                           17.18
----------------------------------------
Reduced                            11.72
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

15. State

----------------------------------------
State                            Percent
----------------------------------------
California                        100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

16. California

----------------------------------------
California                       Percent
----------------------------------------
Southern California               100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

17. Zip Code

----------------------------------------
Zip Code                         Percent
----------------------------------------
92677                               8.57%
----------------------------------------
92651                               7.45
----------------------------------------
92867                               4.03
----------------------------------------
90274                               3.76
----------------------------------------
92037                               2.91
----------------------------------------
Other                              73.27
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

18. Convertible Flag

----------------------------------------
Convertible Flag                 Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

19. Buydown Agreement

----------------------------------------
Buydown Agreement                Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

20. OLTV

----------------------------------------
OLTV                             Percent
----------------------------------------
<= 20.00                            1.14%
----------------------------------------
20.01 - 25.00                       1.16
----------------------------------------
30.01 - 35.00                       3.54
----------------------------------------
35.01 - 40.00                       3.26
----------------------------------------
40.01 - 45.00                       7.50
----------------------------------------
45.01 - 50.00                       9.32
----------------------------------------
50.01 - 55.00                      12.59
----------------------------------------
55.01 - 60.00                       3.46
----------------------------------------
60.01 - 65.00                      12.01
----------------------------------------
65.01 - 70.00                      11.81
----------------------------------------
70.01 - 75.00                      13.33
----------------------------------------
75.01 - 80.00                      20.89
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 60.62%
Lowest: 12.50%
Highest: 80.00%
--------------------------------------------------------------------------------

21. Cut-Off LTV

----------------------------------------
Cut-Off LTV                      Percent
----------------------------------------
<= 20.00                            1.14%
----------------------------------------
20.01 - 25.00                       1.16
----------------------------------------
30.01 - 35.00                       3.54
----------------------------------------
35.01 - 40.00                       3.26
----------------------------------------
40.01 - 45.00                       7.50
----------------------------------------
45.01 - 50.00                       9.32
----------------------------------------
50.01 - 55.00                      12.59
----------------------------------------
55.01 - 60.00                       3.46
----------------------------------------
60.01 - 65.00                      12.01
----------------------------------------
65.01 - 70.00                      13.67
----------------------------------------
70.01 - 75.00                      11.47
----------------------------------------
75.01 - 80.00                      20.89
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 60.57%
Lowest: 12.50%
Highest: 80.00%
--------------------------------------------------------------------------------

22. Delinquency*

----------------------------------------
Delinquency*                     Percent
----------------------------------------
0-29 days                         100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

* MBA method
--------------------------------------------------------------------------------

23. Times 30 Days DLQ

----------------------------------------
Times 30 Days DLQ                Percent
----------------------------------------
0                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

24. Prepayment Penalty Term

----------------------------------------
Prepayment Penalty Term          Percent
----------------------------------------
0                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months
--------------------------------------------------------------------------------

25. Prepayment Penalty

----------------------------------------
Prepayment Penalty               Percent
----------------------------------------
NONE                              100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

26. Original Term

----------------------------------------
Original Term                    Percent
----------------------------------------
360                               100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months
--------------------------------------------------------------------------------

27. Cut-Off Remaining Term

----------------------------------------
Cut-Off Remaining Term           Percent
----------------------------------------
355 - 360                         100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 359.4 months
Lowest: 359 months
Highest: 360 months
--------------------------------------------------------------------------------

28. Cutoff Loan Age

----------------------------------------
Cutoff Loan Age                  Percent
----------------------------------------
0                                  40.09%
----------------------------------------
1 - 6                              59.91
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 0.6 months
Lowest: 0 months
Highest: 1 months
--------------------------------------------------------------------------------

29. Gross Margin

----------------------------------------
Gross Margin                     Percent
----------------------------------------
2.250                             100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%
--------------------------------------------------------------------------------

30. Initial Cap (ARMs)

----------------------------------------
Initial Cap (ARMs)               Percent
----------------------------------------
2.000                             100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%
--------------------------------------------------------------------------------

31. Periodic Cap (ARMs)

----------------------------------------
Periodic Cap (ARMs)              Percent
----------------------------------------
2.000                             100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%
--------------------------------------------------------------------------------

32. Maximum Rate (ARMs)

----------------------------------------
Maximum Rate (ARMs)              Percent
----------------------------------------
9.001 - 10.000                     45.81%
----------------------------------------
10.001 - 11.000                    54.19
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 10.067%
Lowest: 9.500%
Highest: 10.875%
--------------------------------------------------------------------------------

33. Cutoff Rollterm

----------------------------------------
Cutoff Rollterm                  Percent
----------------------------------------
31 - 36                           100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 35.4 months
Lowest: 35 months
Highest: 36 months
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-E Group 1
                         3-1 Arms - Northern California
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $190,318,342.55
Loan Count: 354
Cut-off Date: 2004-05-01
Avg. Loan Balance: $537,622.44
Avg. Orig. Balance: $538,279.69
Accelerated Docs: 89.03%
W.A. FICO: 750
W.A. Orig. LTV: 65.49%
W.A. Cut-Off LTV: 65.41%
W.A. Gross Coupon: 3.900%
W.A. Net Coupon: 3.523%
W.A. Svcg Fee: 0.375%
W.A. Trustee Fee: 0.0020%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 OLTV: 0.54%
% over 100 OLTV: 0.00%
% with PMI: 0.54%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 25.00%
W.A. MI Adjusted LTV: 65.29%
% Second Lien: 0.00%
% Silent Seconds: 39.92%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 9.02%

--------------------------------------------------------------------------------

2. Original Balance

----------------------------------------
Original Balance                 Percent
----------------------------------------
$250,001 - $350,000                 1.45%
----------------------------------------
$350,001 - $450,000                25.44
----------------------------------------
$450,001 - $550,000                24.54
----------------------------------------
$550,001 - $650,000                21.10
----------------------------------------
$650,001 - $750,000                11.46
----------------------------------------
$750,001 - $850,000                 6.75
----------------------------------------
$850,001 - $950,000                 1.92
----------------------------------------
$950,001 - $1,050,000               6.75
----------------------------------------
$1,050,001 - $1,150,000             0.58
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $538,279.69
Lowest: $338,500.00
Highest: $1,108,000.00
--------------------------------------------------------------------------------

3. Cut-Off Balance

----------------------------------------
Cut-Off Balance                  Percent
----------------------------------------
$250,001 - $350,000                 1.45%
----------------------------------------
$350,001 - $450,000                25.44
----------------------------------------
$450,001 - $550,000                24.54
----------------------------------------
$550,001 - $650,000                21.10
----------------------------------------
$650,001 - $750,000                11.83
----------------------------------------
$750,001 - $850,000                 6.38
----------------------------------------
$850,001 - $950,000                 1.92
----------------------------------------
$950,001 - $1,050,000               6.75
----------------------------------------
$1,050,001 - $1,150,000             0.58
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $537,622.44
Lowest: $338,023.05
Highest: $1,108,000.00
--------------------------------------------------------------------------------

4. Lien Position

----------------------------------------
Lien Position                    Percent
----------------------------------------
1                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

5. Coupon

----------------------------------------
Coupon                           Percent
----------------------------------------
3.251 - 3.500                       2.47%
----------------------------------------
3.501 - 3.750                      39.94
----------------------------------------
3.751 - 4.000                      35.05
----------------------------------------
4.001 - 4.250                      16.29
----------------------------------------
4.251 - 4.500                       5.60
----------------------------------------
4.501 - 4.750                       0.64
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 3.900%
Lowest: 3.375%
Highest: 4.750%
--------------------------------------------------------------------------------

6. Credit Score

----------------------------------------
Credit Score                     Percent
----------------------------------------
800 - 849                           2.73%
----------------------------------------
750 - 799                          55.13
----------------------------------------
700 - 749                          31.70
----------------------------------------
650 - 699                           9.34
----------------------------------------
600 - 649                           1.10
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 750
Lowest: 630
Highest: 821
--------------------------------------------------------------------------------

7. PMI Providers

----------------------------------------
PMI Providers                    Percent
----------------------------------------
NONE                               99.46%
----------------------------------------
UGRIC                               0.28
----------------------------------------
RGIC                                0.25
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

8. Product Type

----------------------------------------
Product Type                     Percent
----------------------------------------
3/27 12 MO LIBOR                  100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

9. Index

----------------------------------------
Index                            Percent
----------------------------------------
12ML                              100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

10. Loan Purpose

----------------------------------------
Loan Purpose                     Percent
----------------------------------------
Refinance-Rate/Term                81.69%
----------------------------------------
Purchase                           13.07
----------------------------------------
Refinance-Cashout                   5.24
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

11. Loan Type

----------------------------------------
Loan Type                        Percent
----------------------------------------
Conv 1st w/ PMI                     0.54%
----------------------------------------
Conv 1st w/o PMI                   99.46
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

12. Property Type

----------------------------------------
Property Type                    Percent
----------------------------------------
SFR                                74.46%
----------------------------------------
PUD Detach                         15.34
----------------------------------------
Condo                               4.70
----------------------------------------
PUD Attach                          3.37
----------------------------------------
2-Family                            1.78
----------------------------------------
4-Family                            0.36
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

----------------------------------------
Occupancy Status                 Percent
----------------------------------------
Primary                            99.20%
----------------------------------------
Investor                            0.45
----------------------------------------
Secondary                           0.35
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

14. Documentation

----------------------------------------
Documentation                    Percent
----------------------------------------
Rapid                              82.07%
----------------------------------------
Standard                           10.97
----------------------------------------
Reduced                             5.76
----------------------------------------
All Ready Home                      1.20
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

15. State

----------------------------------------
State                            Percent
----------------------------------------
California                        100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

16. California

----------------------------------------
California                       Percent
----------------------------------------
Northern California               100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

17. Zip Code

----------------------------------------
Zip Code                         Percent
----------------------------------------
95014                               9.02%
----------------------------------------
95070                               7.27
----------------------------------------
94539                               6.47
----------------------------------------
94087                               3.63
----------------------------------------
95129                               3.52
----------------------------------------
Other                              70.09
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

18. Convertible Flag

----------------------------------------
Convertible Flag                 Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

19. Buydown Agreement

----------------------------------------
Buydown Agreement                Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

20. OLTV

----------------------------------------
OLTV                             Percent
----------------------------------------
<= 20.00                            0.39%
----------------------------------------
20.01 - 25.00                       0.51
----------------------------------------
30.01 - 35.00                       2.48
----------------------------------------
35.01 - 40.00                       2.77
----------------------------------------
40.01 - 45.00                       1.81
----------------------------------------
45.01 - 50.00                       5.76
----------------------------------------
50.01 - 55.00                       5.99
----------------------------------------
55.01 - 60.00                       6.58
----------------------------------------
60.01 - 65.00                      19.91
----------------------------------------
65.01 - 70.00                      11.54
----------------------------------------
70.01 - 75.00                      15.19
----------------------------------------
75.01 - 80.00                      26.54
----------------------------------------
85.01 - 90.00                       0.54
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 65.49%
Lowest: 18.48%
Highest: 90.00%
--------------------------------------------------------------------------------

21. Cut-Off LTV

----------------------------------------
Cut-Off LTV                      Percent
----------------------------------------
<= 20.00                            0.39%
----------------------------------------
20.01 - 25.00                       0.51
----------------------------------------
30.01 - 35.00                       2.48
----------------------------------------
35.01 - 40.00                       2.77
----------------------------------------
40.01 - 45.00                       1.81
----------------------------------------
45.01 - 50.00                       5.76
----------------------------------------
50.01 - 55.00                       6.23
----------------------------------------
55.01 - 60.00                       6.95
----------------------------------------
60.01 - 65.00                      19.30
----------------------------------------
65.01 - 70.00                      11.54
----------------------------------------
70.01 - 75.00                      15.19
----------------------------------------
75.01 - 80.00                      26.54
----------------------------------------
85.01 - 90.00                       0.54
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 65.41%
Lowest: 18.45%
Highest: 89.87%
--------------------------------------------------------------------------------

22. Delinquency*

----------------------------------------
Delinquency*                     Percent
----------------------------------------
0-29 days                         100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

* MBA method
--------------------------------------------------------------------------------

23. Times 30 Days DLQ

----------------------------------------
Times 30 Days DLQ                Percent
----------------------------------------
0                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

24. Prepayment Penalty Term

----------------------------------------
Prepayment Penalty Term          Percent
----------------------------------------
0                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months
--------------------------------------------------------------------------------

25. Prepayment Penalty

----------------------------------------
Prepayment Penalty               Percent
----------------------------------------
NONE                              100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

26. Original Term

----------------------------------------
Original Term                    Percent
----------------------------------------
360                               100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months
--------------------------------------------------------------------------------

27. Cut-Off Remaining Term

----------------------------------------
Cut-Off Remaining Term           Percent
----------------------------------------
355 - 360                         100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 359.5 months
Lowest: 359 months
Highest: 360 months
--------------------------------------------------------------------------------

28. Cutoff Loan Age

----------------------------------------
Cutoff Loan Age                  Percent
----------------------------------------
0                                  49.37%
----------------------------------------
1 - 6                              50.63
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 0.5 months
Lowest: 0 months
Highest: 1 months
--------------------------------------------------------------------------------

29. Gross Margin

----------------------------------------
Gross Margin                     Percent
----------------------------------------
2.250                             100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%
--------------------------------------------------------------------------------

30. Initial Cap (ARMs)

----------------------------------------
Initial Cap (ARMs)               Percent
----------------------------------------
2.000                             100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%
--------------------------------------------------------------------------------

31. Periodic Cap (ARMs)

----------------------------------------
Periodic Cap (ARMs)              Percent
----------------------------------------
2.000                             100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%
--------------------------------------------------------------------------------

32. Maximum Rate (ARMs)

----------------------------------------
Maximum Rate (ARMs)              Percent
----------------------------------------
9.001 - 10.000                     77.46%
----------------------------------------
10.001 - 11.000                    22.54
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 9.900%
Lowest: 9.375%
Highest: 10.750%
--------------------------------------------------------------------------------

33. Cutoff Rollterm

----------------------------------------
Cutoff Rollterm                  Percent
----------------------------------------
31 - 36                           100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 35.5 months
Lowest: 35 months
Highest: 36 months
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                  BoAMS 2004-E
                                 Total Combined
                            Collateral Summary Report
--------------------------------------------------------------------------------

1.  General Pool Characteristics

Pool Size: $1,554,730,088.32
Loan Count: 3,493
Cut-off Date: 2004-05-01
Avg. Loan Balance: $445,098.79
Avg. Orig. Balance: $445,494.97
Accelerated Docs: 70.54%
W.A. FICO: 742
W.A. Orig. LTV: 67.10%
W.A. Cut-Off LTV: 67.05%
W.A. Gross Coupon: 4.335%
W.A. Net Coupon: 4.058%
W.A. Svcg Fee: 0.275%
W.A. Trustee Fee: 0.0020%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 358 months
W.A. Age: 1 months
% over 80 OLTV: 2.38%
% over 100 OLTV: 0.00%
% with PMI: 2.38%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 25.28%
W.A. MI Adjusted LTV: 66.49%
% Second Lien: 0.00%
% with Prepay Penalty: 0.15%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.85%

* FICO not available for 2 loans, or 0.1% of the aggregate pool balance.

--------------------------------------------------------------------------------

2.  Original Balance

----------------------------------------
Original Balance                 Percent
----------------------------------------
<= $250,000                         7.91%
----------------------------------------
$250,001 - $350,000                 9.38
----------------------------------------
$350,001 - $450,000                20.95
----------------------------------------
$450,001 - $550,000                19.46
----------------------------------------
$550,001 - $650,000                14.57
----------------------------------------
$650,001 - $750,000                 8.85
----------------------------------------
$750,001 - $850,000                 5.52
----------------------------------------
$850,001 - $950,000                 4.12
----------------------------------------
$950,001 - $1,050,000               6.57
----------------------------------------
$1,050,001 - $1,150,000             0.92
----------------------------------------
$1,150,001 - $1,250,000             1.48
----------------------------------------
$1,250,001 - $1,350,000             0.08
----------------------------------------
$1,350,001 - $1,450,000             0.09
----------------------------------------
$1,450,001 - $1,550,000             0.10
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $445,494.97
Lowest: $48,500.00
Highest: $1,480,000.00
--------------------------------------------------------------------------------

3.  Cut-Off Balance

----------------------------------------
Cut-Off Balance                  Percent
----------------------------------------
<= $250,000                         7.94%
----------------------------------------
$250,001 - $350,000                 9.36
----------------------------------------
$350,001 - $450,000                21.01
----------------------------------------
$450,001 - $550,000                19.43
----------------------------------------
$550,001 - $650,000                14.53
----------------------------------------
$650,001 - $750,000                 8.89
----------------------------------------
$750,001 - $850,000                 5.48
----------------------------------------
$850,001 - $950,000                 4.19
----------------------------------------
$950,001 - $1,050,000               6.51
----------------------------------------
$1,050,001 - $1,150,000             0.92
----------------------------------------
$1,150,001 - $1,250,000             1.48
----------------------------------------
$1,250,001 - $1,350,000             0.08
----------------------------------------
$1,350,001 - $1,450,000             0.09
----------------------------------------
$1,450,001 - $1,550,000             0.10
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $445,098.79
Lowest: $48,500.00
Highest: $1,480,000.00
--------------------------------------------------------------------------------

4.  Lien Position

----------------------------------------
Lien Position                    Percent
----------------------------------------
1                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

5.  Loan Type

----------------------------------------
Loan Type                        Percent
----------------------------------------
Conv 1st w/ PMI                     2.38%
----------------------------------------
Conv 1st w/o PMI                   97.62
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

6.  Coupon

----------------------------------------
Coupon                           Percent
----------------------------------------
2.751 - 3.000                       0.03%
----------------------------------------
3.001 - 3.250                       0.08
----------------------------------------
3.251 - 3.500                       0.77
----------------------------------------
3.501 - 3.750                       8.20
----------------------------------------
3.751 - 4.000                      13.43
----------------------------------------
4.001 - 4.250                      24.18
----------------------------------------
4.251 - 4.500                      29.24
----------------------------------------
4.501 - 4.750                      14.81
----------------------------------------
4.751 - 5.000                       6.96
----------------------------------------
5.001 - 5.250                       1.67
----------------------------------------
5.251 - 5.500                       0.55
----------------------------------------
5.501 - 5.750                       0.08
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 4.335%
Lowest: 2.875%
Highest: 5.750%
--------------------------------------------------------------------------------

7.  Credit Score

----------------------------------------
Credit Score                     Percent
----------------------------------------
800 - 849                           3.43%
----------------------------------------
750 - 799                          46.29
----------------------------------------
700 - 749                          32.55
----------------------------------------
650 - 699                          15.10
----------------------------------------
600 - 649                           2.55
----------------------------------------
N/A                                 0.07
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 742
Lowest: 620
Highest: 821
--------------------------------------------------------------------------------

8.  PMI Providers

----------------------------------------
PMI Providers                    Percent
----------------------------------------
NONE                               97.62%
----------------------------------------
UGRIC                               0.55
----------------------------------------
RMIC                                0.52
----------------------------------------
PMIC                                0.46
----------------------------------------
RGIC                                0.40
----------------------------------------
GEMIC                               0.34
----------------------------------------
TGIC                                0.12
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

9.  Product Type

----------------------------------------
Product Type                     Percent
----------------------------------------
5YR IO 12 MO LIBOR                 51.25%
----------------------------------------
5/25 12 MO LIBOR                   24.52
----------------------------------------
3/27 12 MO LIBOR                   19.63
----------------------------------------
7/23 12 MO LIBOR                    4.15
----------------------------------------
5/10 12 MO LIBOR                    0.21
----------------------------------------
Other                               0.24
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

10. Index

----------------------------------------
Index                            Percent
----------------------------------------
12ML                              100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

11. Loan Purpose

----------------------------------------
Loan Purpose                     Percent
----------------------------------------
Refinance-Rate/Term                54.48%
----------------------------------------
Purchase                           31.17
----------------------------------------
Refinance-Cashout                  14.35
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

12. Times 30 Days DLQ

----------------------------------------
Times 30 Days DLQ                Percent
----------------------------------------
0                                  99.94%
----------------------------------------
1                                   0.06
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

13. Property Type

----------------------------------------
Property Type                    Percent
----------------------------------------
SFR                                64.69%
----------------------------------------
PUD Detach                         20.61
----------------------------------------
Condo                              11.62
----------------------------------------
PUD Attach                          2.03
----------------------------------------
2-Family                            0.67
----------------------------------------
3-Family                            0.19
----------------------------------------
Townhouse                           0.13
----------------------------------------
4-Family                            0.04
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

14. Occupancy Status

----------------------------------------
Occupancy Status                 Percent
----------------------------------------
Primary                            92.81%
----------------------------------------
Secondary                           6.21
----------------------------------------
Investor                            0.97
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

15. Documentation

----------------------------------------
Documentation                    Percent
----------------------------------------
Rapid                              58.89%
----------------------------------------
Standard                           29.46
----------------------------------------
Reduced                             9.98
----------------------------------------
All Ready Home                      1.60
----------------------------------------
Stated                              0.07
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

16. State

----------------------------------------
State                            Percent
----------------------------------------
California                         66.14%
----------------------------------------
Illinois                            6.14
----------------------------------------
Florida                             5.11
----------------------------------------
Virginia                            2.25
----------------------------------------
Colorado                            2.00
----------------------------------------
Other                              18.36
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

17. California

----------------------------------------
California                       Percent
----------------------------------------
Northern California                60.45%
----------------------------------------
Southern California                39.55
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

18. Zip Code

----------------------------------------
Zip Code                         Percent
----------------------------------------
95070                               1.85%
----------------------------------------
95014                               1.64
----------------------------------------
94539                               1.16
----------------------------------------
94404                               0.86
----------------------------------------
94010                               0.85
----------------------------------------
Other                              93.63
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

19. Convertible Flag

----------------------------------------
Convertible Flag                 Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

20. Buydown Agreement

----------------------------------------
Buydown Agreement                Percent
----------------------------------------
N                                  99.94%
----------------------------------------
Y                                   0.06
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

21. Delinquency*

----------------------------------------
Delinquency*                     Percent
----------------------------------------
0-29 days                         100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

* MBA method
--------------------------------------------------------------------------------

22. OLTV

----------------------------------------
OLTV                             Percent
----------------------------------------
<= 20.00                            0.55%
----------------------------------------
20.01 - 30.00                       1.58
----------------------------------------
30.01 - 40.00                       4.23
----------------------------------------
40.01 - 50.00                       8.64
----------------------------------------
50.01 - 60.00                      12.45
----------------------------------------
60.01 - 70.00                      20.68
----------------------------------------
70.01 - 80.00                      49.48
----------------------------------------
80.01 - 90.00                       1.40
----------------------------------------
90.01 - 100.00                      0.98
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 67.10%
Lowest: 8.36%
Highest: 95.00%
--------------------------------------------------------------------------------

23. Cut-Off LTV

----------------------------------------
Cut-Off LTV                      Percent
----------------------------------------
<= 20.00                            0.55%
----------------------------------------
20.01 - 30.00                       1.60
----------------------------------------
30.01 - 40.00                       4.23
----------------------------------------
40.01 - 50.00                       8.69
----------------------------------------
50.01 - 60.00                      12.54
----------------------------------------
60.01 - 70.00                      20.67
----------------------------------------
70.01 - 80.00                      49.34
----------------------------------------
80.01 - 90.00                       1.40
----------------------------------------
90.01 - 100.00                      0.98
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 67.05%
Lowest: 8.34%
Highest: 95.00%
--------------------------------------------------------------------------------

24. Prepayment Penalty Term

----------------------------------------
Prepayment Penalty Term          Percent
----------------------------------------
0                                  99.85%
----------------------------------------
36                                  0.15
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 0.1 months
Lowest: 0 months
Highest: 36 months
--------------------------------------------------------------------------------

25. Prepayment Penalty

----------------------------------------
Prepayment Penalty               Percent
----------------------------------------
2%ofPPAmnt>20%                      0.15%
----------------------------------------
NONE                               99.85
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

26. Original Term

----------------------------------------
Original Term                    Percent
----------------------------------------
120                                 0.07%
----------------------------------------
180                                 0.28
----------------------------------------
240                                 0.03
----------------------------------------
300                                 0.06
----------------------------------------
360                                99.55
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 359.2 months
Lowest: 120 months
Highest: 360 months
--------------------------------------------------------------------------------

27. Cut-Off Remaining Term

----------------------------------------
Cut-Off Remaining Term           Percent
----------------------------------------
115 - 120                           0.07%
----------------------------------------
175 - 180                           0.28
----------------------------------------
235 - 240                           0.03
----------------------------------------
295 - 300                           0.06
----------------------------------------
349 - 354                           0.12
----------------------------------------
355 - 360                          99.43
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 358.5 months
Lowest: 119 months
Highest: 360 months
--------------------------------------------------------------------------------

28. Cutoff Loan Age

----------------------------------------
Cutoff Loan Age                  Percent
----------------------------------------
0                                  33.29%
----------------------------------------
1 - 6                              66.60
----------------------------------------
7 - 12                              0.10
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 0.7 months
Lowest: 0 months
Highest: 10 months
--------------------------------------------------------------------------------

29. Gross Margin

----------------------------------------
Gross Margin                     Percent
----------------------------------------
2.250                             100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%
--------------------------------------------------------------------------------

30. Initial Cap (ARMs)

----------------------------------------
Initial Cap (ARMs)               Percent
----------------------------------------
2.000                              19.71%
----------------------------------------
5.000                              80.29
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 4.409%
Lowest: 2.000%
Highest: 5.000%
--------------------------------------------------------------------------------

31. Periodic Cap (ARMs)

----------------------------------------
Periodic Cap (ARMs)              Percent
----------------------------------------
2.000                             100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%
--------------------------------------------------------------------------------

32. Maximum Rate (ARMs)

----------------------------------------
Maximum Rate (ARMs)              Percent
----------------------------------------
8.001 - 9.000                       8.77%
----------------------------------------
9.001 - 10.000                     83.00
----------------------------------------
10.001 - 11.000                     8.23
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 9.532%
Lowest: 8.125%
Highest: 10.875%
--------------------------------------------------------------------------------

33. Cutoff Rollterm

----------------------------------------
Cutoff Rollterm                  Percent
----------------------------------------
31 - 36                            19.71%
----------------------------------------
49 - 54                             0.12
----------------------------------------
55 - 60                            75.99
----------------------------------------
79 - 84                             4.19
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 55.5 months
Lowest: 34 months
Highest: 84 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-E Group 4
                                    7-1 ARMs
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics
Pool Size: $65,077,152.73
Loan Count: 121
Cut-off Date: 2004-05-01
Avg. Loan Balance: $537,827.71
Avg. Orig. Balance: $538,231.34
Accelerated Docs: 74.98%
W.A. FICO: 747
W.A. Orig. LTV: 68.75%
W.A. Cut-Off LTV: 68.70%
W.A. Gross Coupon: 4.894%
W.A. Net Coupon: 4.642%
W.A. Svcg Fee: 0.250%
W.A. Trustee Fee: 0.0020%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 358 months
W.A. Age: 1 months
% over 80 COLTV: 0.62%
% over 100 COLTV: 0.00%
% with PMI: 0.62%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 25.00%
W.A. MI Adjusted LTV: 68.56%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 2.77%

--------------------------------------------------------------------------------

2.  Original Balance

----------------------------------------
Original Balance                 Percent
----------------------------------------
250,001 - 350,000                   3.71%
----------------------------------------
350,001 - 450,000                  27.06
----------------------------------------
450,001 - 550,000                  22.66
----------------------------------------
550,001 - 650,000                  12.83
----------------------------------------
650,001 - 750,000                  14.02
----------------------------------------
750,001 - 850,000                   4.91
----------------------------------------
850,001 - 950,000                   4.09
----------------------------------------
950,001 - 1,050,000                10.73
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $538,231.34
Lowest: $338,000.00
Highest: $1,048,000.00
--------------------------------------------------------------------------------

3.  Cut-Off Balance

----------------------------------------
Cut-Off Balance                  Percent
----------------------------------------
250,001 - 350,000                   3.71%
----------------------------------------
350,001 - 450,000                  27.06
----------------------------------------
450,001 - 550,000                  22.66
----------------------------------------
550,001 - 650,000                  12.83
----------------------------------------
650,001 - 750,000                  14.02
----------------------------------------
750,001 - 850,000                   4.91
----------------------------------------
850,001 - 950,000                   4.09
----------------------------------------
950,001 - 1,050,000                10.73
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $537,827.71
Lowest: $338,000.00
Highest: $1,048,000.00

--------------------------------------------------------------------------------

4.  Lien Position

----------------------------------------
Lien Position                    Percent
----------------------------------------
1                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

5.  Coupon

----------------------------------------
Coupon                           Percent
----------------------------------------
3.876 - 4.000                       2.12%
----------------------------------------
4.251 - 4.375                       2.85
----------------------------------------
4.376 - 4.500                       8.59
----------------------------------------
4.501 - 4.625                       7.01
----------------------------------------
4.626 - 4.750                      15.38
----------------------------------------
4.751 - 4.875                      23.68
----------------------------------------
4.876 - 5.000                      13.64
----------------------------------------
5.001 - 5.125                      11.24
----------------------------------------
5.126 - 5.250                       8.41
----------------------------------------
5.251 - 5.375                       2.38
----------------------------------------
5.376 - 5.500                       2.89
----------------------------------------
5.501 - 5.625                       1.14
----------------------------------------
5.626 - 5.750                       0.68
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 4.894%
Lowest: 4.000%
Highest: 5.750%

--------------------------------------------------------------------------------

6.  Credit Score

----------------------------------------
Credit Score                     Percent
----------------------------------------
800 - 849                           5.19%
----------------------------------------
750 - 799                          48.46
----------------------------------------
700 - 749                          33.77
----------------------------------------
650 - 699                          12.59
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 747
Lowest: 652
Highest: 816
--------------------------------------------------------------------------------

7.  PMI Providers

----------------------------------------
PMI Providers                    Percent
----------------------------------------
NONE                               99.38%
----------------------------------------
TGIC                                0.62
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

8.  Product Type

----------------------------------------
Product Type                     Percent
----------------------------------------
7/23 12 MO LIBOR                   99.18%
----------------------------------------
7/8 12 MO LIBOR                     0.82
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

9.  Index

----------------------------------------
Index                            Percent
----------------------------------------
12ML                              100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

10. Loan Purpose

----------------------------------------
Loan Purpose                     Percent
----------------------------------------
Refinance-Rate/Term                40.75%
----------------------------------------
Refinance-Cashout                  17.90
----------------------------------------
Purchase                           41.35
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

11. Loan Type

----------------------------------------
Loan Type                        Percent
----------------------------------------
Conv 1st w/ PMI                     0.62%
----------------------------------------
Conv 1st w/o PMI                   99.38
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

12. Property Type

----------------------------------------
Property Type                    Percent
----------------------------------------
SFR                                66.07%
----------------------------------------
PUD Detach                         23.50
----------------------------------------
Condo                               7.06
----------------------------------------
PUD Attach                          3.37
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

----------------------------------------
Occupancy Status                 Percent
----------------------------------------
Primary                            91.81%
----------------------------------------
Secondary                           7.05
----------------------------------------
Investor                            1.14
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

14. Documentation

----------------------------------------
Documentation                    Percent
----------------------------------------
Rapid                              46.05%
----------------------------------------
Reduced                            26.64
----------------------------------------
Standard                           25.02
----------------------------------------
All Ready Home                      2.29
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

15. State

----------------------------------------
State                            Percent
----------------------------------------
California                         64.09%
----------------------------------------
Illinois                            5.18
----------------------------------------
Virginia                            4.47
----------------------------------------
Washington                          3.96
----------------------------------------
Maryland                            3.71
----------------------------------------
Other                              18.59
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

16. California

----------------------------------------
California                       Percent
----------------------------------------
Northern California                56.90%
----------------------------------------
Southern California                43.10
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

17. Zip Code

----------------------------------------
Zip Code                         Percent
----------------------------------------
95070                               2.77%
----------------------------------------
94080                               2.24
----------------------------------------
98040                               2.24
----------------------------------------
95030                               2.06
----------------------------------------
95032                               1.68
----------------------------------------
Other                              89.01
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

18. Convertible Flag

----------------------------------------
Convertible Flag                 Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

19. Buydown Agreement

----------------------------------------
Buydown Agreement                Percent
----------------------------------------
N                                  98.65%
----------------------------------------
Y                                   1.35
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

20. OLTV

----------------------------------------
OLTV                             Percent
----------------------------------------
25.01 - 30.00                       0.62%
----------------------------------------
30.01 - 35.00                       1.62
----------------------------------------
40.01 - 45.00                       1.90
----------------------------------------
45.01 - 50.00                       5.75
----------------------------------------
50.01 - 55.00                       4.01
----------------------------------------
55.01 - 60.00                      13.48
----------------------------------------
60.01 - 65.00                       9.06
----------------------------------------
65.01 - 70.00                       5.12
----------------------------------------
70.01 - 75.00                      14.32
----------------------------------------
75.01 - 80.00                      43.51
----------------------------------------
85.01 - 90.00                       0.62
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 68.75%
Lowest: 30.00%
Highest: 90.00%
--------------------------------------------------------------------------------

21. Cut-Off LTV

----------------------------------------
Cut-Off LTV                      Percent
----------------------------------------
25.01 - 30.00                       0.62%
----------------------------------------
30.01 - 35.00                       1.62
----------------------------------------
40.01 - 45.00                       1.90
----------------------------------------
45.01 - 50.00                       5.75
----------------------------------------
50.01 - 55.00                       4.01
----------------------------------------
55.01 - 60.00                      13.48
----------------------------------------
60.01 - 65.00                       9.06
----------------------------------------
65.01 - 70.00                       5.12
----------------------------------------
70.01 - 75.00                      14.32
----------------------------------------
75.01 - 80.00                      43.51
----------------------------------------
85.01 - 90.00                       0.62
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 68.70%
Lowest: 29.96%
Highest: 89.88%
--------------------------------------------------------------------------------

22. Delinquency*

----------------------------------------
Delinquency*                     Percent
----------------------------------------
0-29 days                         100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

* MBA method
--------------------------------------------------------------------------------

23. Times 30 Days DLQ

----------------------------------------
Times 30 Days DLQ                Percent
----------------------------------------
0                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

24. Prepayment Penalty Term

----------------------------------------
Prepayment Penalty Term          Percent
----------------------------------------
0                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months
--------------------------------------------------------------------------------

25. Prepayment Penalty

----------------------------------------
Prepayment Penalty               Percent
----------------------------------------
NONE                              100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

26. Original Term

----------------------------------------
Original Term                    Percent
----------------------------------------
180                                 0.82%
----------------------------------------
360                                99.18
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 358.5 months
Lowest: 180 months
Highest: 360 months
--------------------------------------------------------------------------------

27. Cut-Off Remaining Term

----------------------------------------
Cut-Off Remaining Term           Percent
----------------------------------------
175 - 180                           0.82%
----------------------------------------
355 - 360                          99.18
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 357.9 months
Lowest: 179 months
Highest: 360 months
--------------------------------------------------------------------------------

28. Cutoff Loan Age

----------------------------------------
Cutoff Loan Age                  Percent
----------------------------------------
0                                  41.13%
----------------------------------------
1 - 6                              58.87
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 0.6 months
Lowest: 0 months
Highest: 1 months
--------------------------------------------------------------------------------

29. Gross Margin

----------------------------------------
Gross Margin                     Percent
----------------------------------------
2.250                             100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%
--------------------------------------------------------------------------------

30. Initial Cap (ARMs)

----------------------------------------
Initial Cap (ARMs)               Percent
----------------------------------------
5.000                             100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%
--------------------------------------------------------------------------------

31. Periodic Cap (ARMs)

----------------------------------------
Periodic Cap (ARMs)              Percent
----------------------------------------
2.000                             100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%
--------------------------------------------------------------------------------

32. Maximum Rate (ARMs)

----------------------------------------
Maximum Rate (ARMs)              Percent
----------------------------------------
8.001 - 9.000                       2.12%
----------------------------------------
9.001 - 10.000                     71.14
----------------------------------------
10.001 - 11.000                    26.74
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 9.894%
Lowest: 9.000%
Highest: 10.750%
--------------------------------------------------------------------------------

33. Cutoff Rollterm

----------------------------------------
Cutoff Rollterm                  Percent
----------------------------------------
79 - 84                           100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 83.4 months
Lowest: 83 months
Highest: 84 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-E Group 3
                               Conforming 5-1 ARMs
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $229,042,791.69
Loan Count: 1,068
Cut-off Date: 2004-05-01
Avg. Loan Balance: $214,459.54
Avg. Orig. Balance: $214,496.56
Accelerated Docs: 60.35%
W.A. FICO*: 738
W.A. Orig. LTV: 71.68%
W.A. Cut-Off LTV: 71.67%
W.A. Gross Coupon: 4.501%
W.A. Net Coupon: 4.249%
W.A. Svcg Fee: 0.250%
W.A. Trustee Fee: 0.0020%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 10.28%
% over 100 COLTV: 0.00%
% with PMI: 10.28%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 25.98%
W.A. MI Adjusted LTV: 69.22%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.03%

--------------------------------------------------------------------------------

2. Original Balance

----------------------------------------
Original Balance                 Percent
----------------------------------------
<= $100,000                         2.03%
----------------------------------------
$100,001 - $150,000                 9.80
----------------------------------------
$150,001 - $200,000                19.07
----------------------------------------
$200,001 - $250,000                22.80
----------------------------------------
$250,001 - $300,000                23.94
----------------------------------------
$300,001 - $350,000                22.36
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $214,496.56
Lowest: $48,500.00
Highest: $333,547.00
--------------------------------------------------------------------------------

3. Cut-Off Balance

----------------------------------------
Cut-Off Balance                  Percent
----------------------------------------
<= $100,000                         2.03%
----------------------------------------
$100,001 - $150,000                 9.86
----------------------------------------
$150,001 - $200,000                19.00
----------------------------------------
$200,001 - $250,000                22.91
----------------------------------------
$250,001 - $300,000                23.83
----------------------------------------
$300,001 - $350,000                22.36
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $214,459.54
Lowest: $48,500.00
Highest: $333,547.00
--------------------------------------------------------------------------------

4. Lien Position

----------------------------------------
Lien Position                    Percent
----------------------------------------
1                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

5. Coupon

----------------------------------------
Coupon                           Percent
----------------------------------------
3.251 - 3.500                       0.16%
----------------------------------------
3.501 - 3.750                       1.72
----------------------------------------
3.751 - 4.000                       8.28
----------------------------------------
4.001 - 4.250                      15.56
----------------------------------------
4.251 - 4.500                      35.24
----------------------------------------
4.501 - 4.750                      22.45
----------------------------------------
4.751 - 5.000                      12.43
----------------------------------------
5.001 - 5.250                       3.27
----------------------------------------
5.251 - 5.500                       0.89
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 4.501%
Lowest: 3.500%
Highest: 5.500%
--------------------------------------------------------------------------------

6. Credit Score

----------------------------------------
Credit Score                     Percent
----------------------------------------
800 - 849                           4.38%
----------------------------------------
750 - 799                          41.34
----------------------------------------
700 - 749                          33.40
----------------------------------------
650 - 699                          17.34
----------------------------------------
600 - 649                           3.54
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 738
Lowest: 620
Highest: 817
--------------------------------------------------------------------------------

7. PMI Providers

----------------------------------------
PMI Providers                    Percent
----------------------------------------
NONE                               89.72%
----------------------------------------
UGRIC                               2.78
----------------------------------------
RMIC                                2.18
----------------------------------------
PMIC                                1.97
----------------------------------------
GEMIC                               1.78
----------------------------------------
RGIC                                1.33
----------------------------------------
TGIC                                0.23
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

8. Product Type

----------------------------------------
Product Type                     Percent
----------------------------------------
5YR IO 12 MO LIBOR                100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

9. Index

----------------------------------------
Index                            Percent
----------------------------------------
12ML                              100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

10. Loan Purpose

----------------------------------------
Loan Purpose                     Percent
----------------------------------------
Purchase                           47.88%
----------------------------------------
Refinance-Rate/Term                31.09
----------------------------------------
Refinance-Cashout                  21.03
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

11. Loan Type

----------------------------------------
Loan Type                        Percent
----------------------------------------
Conv 1st w/ PMI                    10.28%
----------------------------------------
Conv 1st w/o PMI                   89.72
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

12. Property Type

----------------------------------------
Property Type                    Percent
----------------------------------------
SFR                                56.17%
----------------------------------------
Condo                              22.50
----------------------------------------
PUD Detach                         17.79
----------------------------------------
PUD Attach                          3.08
----------------------------------------
Townhouse                           0.46
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

----------------------------------------
Occupancy Status                 Percent
----------------------------------------
Primary                            85.09%
----------------------------------------
Secondary                          11.75
----------------------------------------
Investor                            3.15
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

14. Documentation

----------------------------------------
Documentation                    Percent
----------------------------------------
Rapid                              57.32%
----------------------------------------
Standard                           39.65
----------------------------------------
Reduced                             2.80
----------------------------------------
Stated                              0.14
----------------------------------------
All Ready Home                      0.09
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

15. State

----------------------------------------
State                            Percent
----------------------------------------
California                         40.48%
----------------------------------------
Florida                            14.25
----------------------------------------
Virginia                            4.72
----------------------------------------
South Carolina                      4.26
----------------------------------------
Georgia                             4.20
----------------------------------------
Other                              32.10
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

16. California

----------------------------------------
California                       Percent
----------------------------------------
Northern California                46.25%
----------------------------------------
Southern California                53.75
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

17. Zip Code

----------------------------------------
Zip Code                         Percent
----------------------------------------
34145                               1.03%
----------------------------------------
20005                               0.73
----------------------------------------
92009                               0.57
----------------------------------------
92126                               0.53
----------------------------------------
94928                               0.52
----------------------------------------
Other                              96.62
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

18. Convertible Flag

----------------------------------------
Convertible Flag                 Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

19. Buydown Agreement

----------------------------------------
Buydown Agreement                Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

20. OLTV

----------------------------------------
OLTV                             Percent
----------------------------------------
<= 20.00                            0.46%
----------------------------------------
20.01 - 25.00                       0.77
----------------------------------------
25.01 - 30.00                       0.67
----------------------------------------
30.01 - 35.00                       1.03
----------------------------------------
35.01 - 40.00                       1.65
----------------------------------------
40.01 - 45.00                       2.30
----------------------------------------
45.01 - 50.00                       4.11
----------------------------------------
50.01 - 55.00                       4.02
----------------------------------------
55.01 - 60.00                       4.02
----------------------------------------
60.01 - 65.00                       6.38
----------------------------------------
65.01 - 70.00                       6.82
----------------------------------------
70.01 - 75.00                      12.12
----------------------------------------
75.01 - 80.00                      45.38
----------------------------------------
80.01 - 85.00                       1.03
----------------------------------------
85.01 - 90.00                       4.56
----------------------------------------
90.01 - 95.00                       4.69
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 71.68%
Lowest: 11.62%
Highest: 95.00%
--------------------------------------------------------------------------------

21. Cut-Off LTV

----------------------------------------
Cut-Off LTV                      Percent
----------------------------------------
<= 20.00                            0.46%
----------------------------------------
20.01 - 25.00                       0.77
----------------------------------------
25.01 - 30.00                       0.67
----------------------------------------
30.01 - 35.00                       1.03
----------------------------------------
35.01 - 40.00                       1.65
----------------------------------------
40.01 - 45.00                       2.30
----------------------------------------
45.01 - 50.00                       4.11
----------------------------------------
50.01 - 55.00                       4.02
----------------------------------------
55.01 - 60.00                       4.02
----------------------------------------
60.01 - 65.00                       6.38
----------------------------------------
65.01 - 70.00                       6.82
----------------------------------------
70.01 - 75.00                      12.24
----------------------------------------
75.01 - 80.00                      45.25
----------------------------------------
80.01 - 85.00                       1.03
----------------------------------------
85.01 - 90.00                       4.56
----------------------------------------
90.01 - 95.00                       4.69
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 71.67%
Lowest: 11.62%
Highest: 95.00%
--------------------------------------------------------------------------------

22. Delinquency*

----------------------------------------
Delinquency*                     Percent
----------------------------------------
0-29 days                         100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

* MBA method
--------------------------------------------------------------------------------

23. Times 30 Days DLQ

----------------------------------------
Times 30 Days DLQ                Percent
----------------------------------------
0                                  99.59%
----------------------------------------
1                                   0.41
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

24. Prepayment Penalty Term

----------------------------------------
Prepayment Penalty Term          Percent
----------------------------------------
0                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months
--------------------------------------------------------------------------------

25. Prepayment Penalty

----------------------------------------
Prepayment Penalty               Percent
----------------------------------------
NONE                              100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

26. Cutoff Rollterm

----------------------------------------
Cutoff Rollterm                  Percent
----------------------------------------
49 - 54                             0.27%
----------------------------------------
55 - 60                            99.73
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 58.7 months
Lowest: 50 months
Highest: 60 months
--------------------------------------------------------------------------------

27. Original Term

----------------------------------------
Original Term                    Percent
----------------------------------------
360                               100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months
--------------------------------------------------------------------------------

28. Cut-Off Remaining Term

----------------------------------------
Cut-Off Remaining Term           Percent
----------------------------------------
349 - 354                           0.27%
----------------------------------------
355 - 360                          99.73
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 358.7 months
Lowest: 350 months
Highest: 360 months
--------------------------------------------------------------------------------

29. Cutoff Loan Age

----------------------------------------
Cutoff Loan Age                  Percent
----------------------------------------
0                                  10.48%
----------------------------------------
1 - 6                              89.33
----------------------------------------
7 - 12                              0.18
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 1.3 months
Lowest: 0 months
Highest: 10 months
--------------------------------------------------------------------------------

30. Gross Margin

----------------------------------------
Gross Margin                     Percent
----------------------------------------
2.250                             100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%
--------------------------------------------------------------------------------

31. Initial Cap (ARMs)

----------------------------------------
Initial Cap (ARMs)               Percent
----------------------------------------
5.000                             100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%
--------------------------------------------------------------------------------

32. Periodic Cap (ARMs)

----------------------------------------
Periodic Cap (ARMs)              Percent
----------------------------------------
2.000                             100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

33. Maximum Rate (ARMs)

----------------------------------------
Maximum Rate (ARMs)              Percent
----------------------------------------
8.001 - 9.000                      10.16%
----------------------------------------
9.001 - 10.000                     85.68
----------------------------------------
10.001 - 11.000                     4.16
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 9.501%
Lowest: 8.500%
Highest: 10.500%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-E Group 4
                                    7-1 ARMs

--------------------------------------------------------------------------------

1.  Original Balance

------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average
                            of        Current        by        Original      W.A.       Min.     W.A.
                         Mortgage    Principal    Principal    Principal    Gross       FICO     FICO
Original Balance          Loans       Balance      Balance      Balance     Coupon     Score    Score
------------------------------------------------------------------------------------------------------
250,001 - 350,000               7  $   2,413,610       3.71%  $   344,975     4.876%      682      736
350,001 - 450,000              43     17,612,189      27.06       409,928     4.968       658      752
450,001 - 550,000              30     14,744,261      22.66       491,845     4.907       667      745
550,001 - 650,000              14      8,346,349      12.83       596,682     4.848       668      758
650,001 - 750,000              13      9,123,628      14.02       702,423     4.801       680      748
750,001 - 850,000               4      3,194,657       4.91       798,900     4.877       729      757
850,001 - 950,000               3      2,660,119       4.09       887,083     4.670       652      724
950,001 - 1,050,000             7      6,982,340      10.73       998,143     4.960       705      733
------------------------------------------------------------------------------------------------------
Total:                        121  $  65,077,153     100.00%  $   538,231     4.894%      652      747
------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                                                                      W.A.
                          Max.      Min.       W.A.       Max.     Remaining  W.A.
                          FICO    Original   Original   Original    Term to   Loan
Original Balance          Score     LTV        LTV        LTV       Maturity  Age
----------------------------------------------------------------------------------
250,001 - 350,000            799     40.92%     64.25%     80.00%        360     0
350,001 - 450,000            816     30.00      71.09      90.00         359     1
450,001 - 550,000            805     31.57      65.85      80.00         353     1
550,001 - 650,000            806     32.68      69.66      80.00         359     1
650,001 - 750,000            794     49.43      70.29      80.00         359     1
750,001 - 850,000            791     47.57      60.13      80.00         360     0
850,001 - 950,000            793     75.00      78.34      80.00         360     0
950,001 - 1,050,000          767     56.00      67.73      80.00         359     1
----------------------------------------------------------------------------------
Total:                       816     30.00%     68.75%     90.00%        358     1
----------------------------------------------------------------------------------

Average: $538,231.34
Lowest: $338,000.00
Highest: $1,048,000.00
--------------------------------------------------------------------------------

2.  Gross Coupon

------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average
                            of        Current        by        Original      W.A.       Min.     W.A.
                         Mortgage    Principal    Principal    Principal    Gross       FICO     FICO
Gross Coupon              Loans       Balance      Balance      Balance     Coupon     Score    Score
------------------------------------------------------------------------------------------------------
3.876 - 4.000                   3  $   1,377,090       2.12%  $   459,500     4.000%      695      739
4.251 - 4.375                   4      1,852,700       2.85       463,175     4.375       740      768
4.376 - 4.500                   9      5,587,792       8.59       620,939     4.500       652      733
4.501 - 4.625                   8      4,561,952       7.01       570,620     4.625       681      742
4.626 - 4.750                  18     10,008,394      15.38       556,430     4.750       682      756
4.751 - 4.875                  27     15,412,934      23.68       571,307     4.875       667      748
4.876 - 5.000                  17      8,874,277      13.64       522,526     5.000       686      764
5.001 - 5.125                  15      7,315,761      11.24       488,211     5.125       658      745
5.126 - 5.250                  11      5,471,869       8.41       497,870     5.250       685      722
5.251 - 5.375                   3      1,546,164       2.38       515,688     5.375       681      753
5.376 - 5.500                   3      1,882,073       2.89       627,872     5.500       713      732
5.501 - 5.625                   2        741,613       1.14       371,000     5.625       762      763
5.626 - 5.750                   1        444,535       0.68       445,000     5.750       709      709
------------------------------------------------------------------------------------------------------
Total:                        121  $  65,077,153     100.00%  $   538,231     4.894%      652      747
------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                                                                      W.A.
                          Max.      Min.       W.A.       Max.     Remaining  W.A.
                          FICO    Original   Original   Original    Term to   Loan
Gross Coupon              Score     LTV        LTV        LTV       Maturity  Age
----------------------------------------------------------------------------------
3.876 - 4.000                774     63.49%     70.22%     79.17%        359     1
4.251 - 4.375                789     47.98      70.68      80.00         360     0
4.376 - 4.500                801     57.81      75.25      80.00         360     0
4.501 - 4.625                774     72.51      79.16      90.00         359     1
4.626 - 4.750                810     40.92      66.25      80.00         359     1
4.751 - 4.875                805     30.00      65.92      80.00         353     1
4.876 - 5.000                816     32.68      65.02      80.00         359     1
5.001 - 5.125                800     49.74      73.90      80.00         359     1
5.126 - 5.250                792     48.57      71.97      80.00         359     1
5.251 - 5.375                799     40.96      59.88      71.32         359     1
5.376 - 5.500                787     31.57      55.72      66.67         359     1
5.501 - 5.625                764     61.29      69.86      78.87         360     0
5.626 - 5.750                709     56.69      56.69      56.69         359     1
----------------------------------------------------------------------------------
Total:                       816     30.00%     68.75%     90.00%        358     1
----------------------------------------------------------------------------------

W.A.: 4.894%
Lowest: 4.000%
Highest: 5.750%
--------------------------------------------------------------------------------

3.  Credit Score

------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average
                            of        Current        by        Original      W.A.       Min.     W.A.
                         Mortgage    Principal    Principal    Principal    Gross       FICO     FICO
Credit Score              Loans       Balance      Balance      Balance     Coupon     Score    Score
------------------------------------------------------------------------------------------------------
800 - 824                       7  $   3,374,379       5.19%  $   482,414     4.911%      800      805
775 - 799                      25     12,970,127      19.93       519,201     4.920       776      788
750 - 774                      34     18,563,261      28.53       546,416     4.831       750      764
725 - 749                      21     11,353,353      17.45       541,012     4.842       725      737
700 - 724                      18     10,625,037      16.33       590,728     5.048       701      712
675 - 699                      12      5,777,791       8.88       481,903     4.871       680      687
650 - 674                       4      2,413,205       3.71       603,434     4.847       652      660
------------------------------------------------------------------------------------------------------
Total:                        121  $  65,077,153     100.00%  $   538,231     4.894%      652      747
------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                                                                     W.A.
                          Max.      Min.       W.A.       Max.     Remaining  W.A.
                          FICO    Original   Original   Original    Term to   Loan
Credit Score              Score     LTV        LTV        LTV      Maturity   Age
----------------------------------------------------------------------------------
800 - 824                    816     32.68%     62.88%     80.00%        359     1
775 - 799                    799     30.00      65.64      80.00         359     1
750 - 774                    774     44.00      69.68      80.00         354     1
725 - 749                    749     47.57      71.09      80.00         359     1
700 - 724                    724     48.57      70.48      80.00         359     1
675 - 699                    695     40.92      65.26      90.00         359     1
650 - 674                    668     73.74      76.28      79.92         360     0
----------------------------------------------------------------------------------
Total:                       816     30.00%     68.75%     90.00%        358     1
----------------------------------------------------------------------------------

W.A.: 747
Lowest: 652
Highest: 816
--------------------------------------------------------------------------------

4.  Index

------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average
                            of        Current        by        Original      W.A.       Min.     W.A.
                         Mortgage    Principal    Principal    Principal    Gross       FICO     FICO
Index                     Loans       Balance      Balance      Balance     Coupon     Score    Score
------------------------------------------------------------------------------------------------------
12ML                          121  $  65,077,153     100.00%  $   538,231     4.894%      652      747
------------------------------------------------------------------------------------------------------
Total:                        121  $  65,077,153     100.00%  $   538,231     4.894%      652      747
------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                                                                      W.A.
                          Max.      Min.       W.A.       Max.     Remaining  W.A.
                          FICO    Original   Original   Original    Term to   Loan
Index                     Score     LTV        LTV        LTV       Maturity  Age
----------------------------------------------------------------------------------
12ML                         816     30.00%     68.75%     90.00%        358     1
----------------------------------------------------------------------------------
Total:                       816     30.00%     68.75%     90.00%        358     1
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5.  Loan Purpose

------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average
                            of        Current        by        Original      W.A.       Min.     W.A.
                         Mortgage    Principal    Principal    Principal    Gross       FICO     FICO
Loan Purpose              Loans       Balance      Balance      Balance     Coupon     Score    Score
------------------------------------------------------------------------------------------------------
Purchase                       46  $  26,908,421      41.35%  $   585,347     4.764%      652      753
Refinance-Rate/Term            51     26,518,597      40.75       520,413     4.953       658      741
Refinance-Cashout              24     11,650,135      17.90       485,790     5.063       681      746
------------------------------------------------------------------------------------------------------
Total:                        121  $  65,077,153     100.00%  $   538,231     4.894%      652      747
------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                                                                      W.A.
                          Max.      Min.       W.A.       Max.     Remaining  W.A.
                          FICO    Original   Original   Original    Term to   Loan
Loan Purpose              Score     LTV        LTV        LTV       Maturity  Age
----------------------------------------------------------------------------------
Purchase                     810     47.98%     73.35%     90.00%        359     1
Refinance-Rate/Term          806     30.00      66.11      80.00         356     1
Refinance-Cashout            816     48.42      64.14      80.00         359     1
----------------------------------------------------------------------------------
Total:                       816     30.00%     68.75%     90.00%        358     1
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6.  Property Type

------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average
                            of        Current        by        Original      W.A.       Min.     W.A.
                         Mortgage    Principal    Principal    Principal    Gross       FICO     FICO
Property Type             Loans       Balance      Balance      Balance     Coupon     Score    Score
------------------------------------------------------------------------------------------------------
SFR                            81  $  42,997,905      66.07%  $   531,250     4.916%      652      745
PUD Detach                     27     15,292,439      23.50       566,790     4.855       668      746
Condo                           9      4,596,558       7.06       511,100     4.906       706      764
PUD Attach                      4      2,190,251       3.37       547,867     4.716       689      757
------------------------------------------------------------------------------------------------------
Total:                        121  $  65,077,153     100.00%  $   538,231     4.894%      652      747
------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                                                                     W.A.
                          Max.      Min.       W.A.       Max.     Remaining  W.A.
                          FICO    Original   Original   Original    Term to   Loan
Property Type             Score      LTV        LTV        LTV      Maturity  Age
----------------------------------------------------------------------------------
SFR                          810     30.00%     67.53%     80.00%        357     1
PUD Detach                   816     47.57      70.78      90.00         359     1
Condo                        801     47.98      71.75      80.00         359     1
PUD Attach                   792     61.00      72.33      80.00         360     0
----------------------------------------------------------------------------------
Total:                       816     30.00%     68.75%     90.00%        358     1
----------------------------------------------------------------------------------


--------------------------------------------------------------------------------

7.  Occupancy Status

------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average
                            of        Current        by        Original      W.A.       Min.     W.A.
                         Mortgage    Principal    Principal    Principal    Gross       FICO     FICO
Occupancy Status          Loans       Balance      Balance      Balance     Coupon     Score    Score
------------------------------------------------------------------------------------------------------
Primary                       112  $  59,746,109      91.81%  $   533,845     4.881%      652      745
Secondary                       7      4,589,431       7.05       656,193     4.952       713      770
Investor                        2        741,613       1.14       371,000     5.625       762      763
------------------------------------------------------------------------------------------------------
Total:                        121  $  65,077,153     100.00%  $   538,231     4.894%      652      747
------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                                                                     W.A.
                          Max.      Min.        W.A.       Max.    Remaining  W.A.
                          FICO    Original   Original   Origina     Term to   Loan
Occupancy Status          Score      LTV        LTV        LTV     Maturity   Age
----------------------------------------------------------------------------------
Primary                      816     30.00%     68.95%     90.00%        358     1
Secondary                    800     51.45      66.00      80.00         359     1
Investor                     764     61.29      69.86      78.87         360     0
----------------------------------------------------------------------------------
Total:                       816     30.00%     68.75%     90.00%        358     1
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8.  Geographic Distribution


------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average
                            of        Current        by         Original     W.A.       Min.     W.A.
                         Mortgage    Principal    Principal    Principal    Gross       FICO     FICO
Geographic Distribution   Loans       Balance      Balance      Balance     Coupon     Score    Score
------------------------------------------------------------------------------------------------------
California                     75  $  41,706,017      64.09%  $   556,500     4.920%      652      746
Illinois                        8      3,372,174       5.18       421,725     4.808       685      726
Virginia                        6      2,906,247       4.47       484,728     4.895       738      773
Washington                      4      2,580,026       3.96       645,641     4.974       687      724
Maryland                        4      2,416,527       3.71       605,088     4.774       733      753
Florida                         4      1,997,956       3.07       499,638     4.780       689      724
Arizona                         3      1,885,539       2.90       629,053     4.873       681      718
Colorado                        3      1,270,535       1.95       423,667     5.117       709      723
North Carolina                  2      1,223,502       1.88       612,000     4.880       750      777
District of Columbia            3      1,210,136       1.86       403,730     4.823       764      772
Georgia                         2      1,019,179       1.57       510,000     4.331       761      768
Texas                           2        850,388       1.31       425,700     5.060       747      759
Kansas                          1        700,000       1.08       700,000     4.750       768      768
Nevada                          1        589,291       0.91       590,000     5.000       803      803
Wyoming                         1        494,100       0.76       494,100     4.500       788      788
Wisconsin                       1        460,000       0.71       460,000     4.875       805      805
South Carolina                  1        395,535       0.61       396,000     5.125       790      790
------------------------------------------------------------------------------------------------------
Total:                        121  $  65,077,153     100.00%  $   538,231     4.894%      652      747
------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                                                                      W.A.
                          Max.       Min.      W.A.       Max.     Remaining  W.A.
                          FICO    Original   Original   Original    Term to   Loan
Geographic Distribution   Score     LTV        LTV        LTV      Maturity   Age
----------------------------------------------------------------------------------
California                  816     30.00%     67.69%     80.00%        359     1
Illinois                    780     63.49      73.10      80.00         360     0
Virginia                    800     60.00      77.02      80.00         359     1
Washington                  765     56.00      62.27      72.20         359     1
Maryland                    773     62.30      70.93      78.61         320     1
Florida                     754     54.71      69.11      79.49         360     0
Arizona                     740     80.00      82.14      90.00         359     1
Colorado                    757     56.69      63.07      73.55         360     0
North Carolina              791     51.45      61.33      80.00         360     0
District of Columbia        789     74.73      77.77      80.00         359     1
Georgia                     774     66.72      73.67      79.17         359     1
Texas                       771     75.66      76.72      77.69         359     1
Kansas                      768     58.33      58.33      58.33         360     0
Nevada                      803     70.24      70.24      70.24         359     1
Wyoming                     788     61.00      61.00      61.00         360     0
Wisconsin                   805     48.42      48.42      48.42         360     0
South Carolina              790     80.00      80.00      80.00         359     1
----------------------------------------------------------------------------------
Total:                      816     30.00%     68.75%     90.00%        358     1
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9.  County Distribution

------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average
                            of        Current        by         Original     W.A.      Min.      W.A.
                         Mortgage    Principal    Principal    Principal    Gross      FICO     FICO
County Distribution       Loans       Balance      Balance      Balance     Coupon     Score    Score
------------------------------------------------------------------------------------------------------
Los Angeles                    13  $   7,396,998      11.37%  $   569,550     4.794%      707      761
Santa Clara                     9      5,429,032       8.34       603,642     5.172       716      757
Orange                          8      4,871,396       7.49       609,231     4.895       658      717
San Mateo                       8      4,424,039       6.80       553,498     4.909       680      743
San Diego                       8      4,277,634       6.57       535,013     4.899       681      734
Alameda                         7      3,286,895       5.05       469,998     4.743       667      743
San Francisco                   6      2,710,527       4.17       452,300     4.986       706      750
Fairfax                         5      2,350,900       3.61       470,474     4.841       738      766
King                            3      2,047,461       3.15       683,333     4.903       687      732
Marin                           2      1,561,250       2.40       780,625     4.500       652      714
Other                          52     26,721,020      41.06       514,226     4.899       681      751
------------------------------------------------------------------------------------------------------
Total:                        121  $  65,077,153     100.00%  $   538,231     4.894%      652      747
------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                                                                      W.A.
                          Max.      Min.       W.A.       Max.     Remaining  W.A.
                          FICO    Original   Original   Original    Term to   Loan
County Distribution       Score     LTV        LTV        LTV      Maturity   Age
----------------------------------------------------------------------------------
Los Angeles                  801     44.00%     69.99%     80.00%        359     1
Santa Clara                  799     31.57      63.01      79.64         359     1
Orange                       767     47.57      67.14      80.00         360     0
San Mateo                    799     47.76      58.36      80.00         359     1
San Diego                    816     53.85      75.54      80.00         360     0
Alameda                      810     30.00      70.89      80.00         359     1
San Francisco                789     78.87      79.70      80.00         359     1
Fairfax                      792     60.00      76.32      80.00         359     1
King                         765     56.00      61.47      72.20         359     1
Marin                        794     75.00      77.18      80.00         360     0
Other                        806     32.68      68.53      90.00         356     1
----------------------------------------------------------------------------------
Total:                       816     30.00%     68.75%     90.00%        358     1
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average
                            of        Current        by         Original     W.A.      Min.      W.A.
                         Mortgage    Principal    Principal    Principal    Gross      FICO     FICO
Original LTV              Loans       Balance      Balance      Balance     Coupon     Score    Score
------------------------------------------------------------------------------------------------------
25.01 - 30.00                   1  $     404,502       0.62%  $   405,000     4.875%      794      794
30.01 - 35.00                   2      1,052,919       1.62       526,808     5.225       787      797
40.01 - 45.00                   3      1,234,251       1.90       411,909     5.035       682      748
45.01 - 50.00                   7      3,741,592       5.75       534,786     4.885       680      735
50.01 - 55.00                   5      2,607,888       4.01       521,796     4.809       695      772
55.01 - 60.00                  15      8,772,088      13.48       585,260     4.952       687      756
60.01 - 65.00                  11      5,898,306       9.06       536,550     4.941       695      747
65.01 - 70.00                   6      3,329,592       5.12       555,544     5.123       686      721
70.01 - 75.00                  16      9,318,830      14.32       582,797     4.828       652      733
75.01 - 80.00                  54     28,314,545      43.51       524,760     4.857       667      750
85.01 - 90.00                   1        402,640       0.62       403,159     4.625       681      681
------------------------------------------------------------------------------------------------------
Total:                        121  $  65,077,153     100.00%  $   538,231     4.894%      652      747
------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                                                                      W.A.
                           Max.     Min.       W.A.       Max.     Remaining  W.A.
                           FICO   Original   Original   Original    Term to   Loan
Original LTV              Score      LTV        LTV        LTV      Maturity   Age
----------------------------------------------------------------------------------
25.01 - 30.00                794     30.00%     30.00%     30.00%        359     1
30.01 - 35.00                806     31.57      32.18      32.68         359     1
40.01 - 45.00                799     40.92      42.30      44.00         359     1
45.01 - 50.00                805     47.57      48.48      49.74         360     0
50.01 - 55.00                816     51.28      52.53      54.71         360     0
55.01 - 60.00                789     55.80      57.85      60.00         359     1
60.01 - 65.00                788     61.00      62.41      64.63         359     1
65.01 - 70.00                773     65.35      67.10      69.70         331     1
70.01 - 75.00                803     70.24      73.19      75.00         359     1
75.01 - 80.00                810     75.12      79.12      80.00         359     1
85.01 - 90.00                681     90.00      90.00      90.00         359     1
----------------------------------------------------------------------------------
Total:                       816     30.00%     68.75%     90.00%        358     1
----------------------------------------------------------------------------------

W.A.: 68.75%
Lowest: 30.00%
Highest: 90.00%

--------------------------------------------------------------------------------

11. Original Term

------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average
                            of        Current        by         Original     W.A.      Min.      W.A.
                         Mortgage    Principal    Principal    Principal    Gross      FICO     FICO
Original Term             Loans       Balance      Balance      Balance     Coupon     Score    Score
------------------------------------------------------------------------------------------------------
180                             1  $     530,985       0.82%  $   533,000     4.875%      773      773
360                           120     64,546,168      99.18       538,275     4.895       652      747
------------------------------------------------------------------------------------------------------
Total:                        121  $  65,077,153     100.00%  $   538,231     4.894%      652      747
------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                                                                      W.A.
                           Max.     Min.       W.A.       Max.     Remaining  W.A.
                           FICO   Original   Original   Original    Term to   Loan
Original Term             Score      LTV        LTV        LTV      Maturity   Age
----------------------------------------------------------------------------------
180                          773     68.77%     68.77%     68.77%        179     1
360                          816     30.00      68.75      90.00         359     1
----------------------------------------------------------------------------------
Total:                       816     30.00%     68.75%     90.00%        358     1
----------------------------------------------------------------------------------

W.A.: 358.5 months
Lowest: 180 months
Highest: 360 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-E Group 2
                                 Jumbo 5-1 ARMs
                            Collateral Summary Report

--------------------------------------------------------------------------------

1.  General Pool Characteristics

Pool Size: $954,157,431.94
Loan Count: 1,737
Cut-off Date: 2004-05-01
Avg. Loan Balance: $549,313.43
Avg. Orig. Balance: $549,780.21
Accelerated Docs: 67.82%
W.A. FICO: 741
W.A. Orig. LTV: 66.53%
W.A. Cut-Off LTV: 66.49%
W.A. Gross Coupon: 4.385%
W.A. Net Coupon: 4.133%
W.A. Svcg Fee: 0.250%
W.A. Trustee Fee: 0.0020%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 358 months
W.A. Age: 1 months
% over 80 COLTV: 1.22%
% over 100 COLTV: 0.00%
% with PMI: 1.22%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 23.95%
W.A. MI Adjusted LTV: 66.22%
% Second Lien: 0.00%
% with Prepay Penalty: 0.24%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.38%

* FICO not available for 2 loans, or 0.1% of the aggregate pool balance.

--------------------------------------------------------------------------------

2.  Original Balance

----------------------------------------
Original Balance                 Percent
----------------------------------------
$250,001 - $350,000                 3.30%
----------------------------------------
$350,001 - $450,000                24.14
----------------------------------------
$450,001 - $550,000                22.70
----------------------------------------
$550,001 - $650,000                16.24
----------------------------------------
$650,001 - $750,000                10.31
----------------------------------------
$750,001 - $850,000                 6.47
----------------------------------------
$850,001 - $950,000                 5.12
----------------------------------------
$950,001 - $1,050,000               7.48
----------------------------------------
$1,050,001 - $1,150,000             1.38
----------------------------------------
$1,150,001 - $1,250,000             2.42
----------------------------------------
$1,250,001 - $1,350,000             0.14
----------------------------------------
$1,350,001 - $1,450,000             0.14
----------------------------------------
$1,450,001 - $1,550,000             0.16
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $549,780.21
Lowest: $333,701.00
Highest: $1,480,000.00
--------------------------------------------------------------------------------

3.  Cut-Off Balance

----------------------------------------
Cut-Off Balance                  Percent
----------------------------------------
<= $250,000                         0.02%
----------------------------------------
$250,001 - $350,000                 3.30
----------------------------------------
$350,001 - $450,000                24.24
----------------------------------------
$450,001 - $550,000                22.59
----------------------------------------
$550,001 - $650,000                16.24
----------------------------------------
$650,001 - $750,000                10.31
----------------------------------------
$750,001 - $850,000                 6.47
----------------------------------------
$850,001 - $950,000                 5.22
----------------------------------------
$950,001 - $1,050,000               7.38
----------------------------------------
$1,050,001 - $1,150,000             1.38
----------------------------------------
$1,150,001 - $1,250,000             2.42
----------------------------------------
$1,250,001 - $1,350,000             0.14
----------------------------------------
$1,350,001 - $1,450,000             0.14
----------------------------------------
$1,450,001 - $1,550,000             0.16
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $549,313.43
Lowest: $200,871.97
Highest: $1,480,000.00
--------------------------------------------------------------------------------

4.  Lien Position

----------------------------------------
Lien Position                    Percent
----------------------------------------
1                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

5.  Coupon

----------------------------------------
Coupon                           Percent
----------------------------------------
3.001 - 3.250                       0.13%
----------------------------------------
3.251 - 3.500                       0.23
----------------------------------------
3.501 - 3.750                       2.56
----------------------------------------
3.751 - 4.000                       8.73
----------------------------------------
4.001 - 4.250                      28.59
----------------------------------------
4.251 - 4.500                      36.06
----------------------------------------
4.501 - 4.750                      17.02
----------------------------------------
4.751 - 5.000                       5.75
----------------------------------------
5.001 - 5.250                       0.59
----------------------------------------
5.251 - 5.500                       0.33
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 4.385%
Lowest: 3.125%
Highest: 5.500%
--------------------------------------------------------------------------------

6.  Credit Score

----------------------------------------
Credit Score                     Percent
----------------------------------------
800 - 849                           3.38%
----------------------------------------
750 - 799                          45.81
----------------------------------------
700 - 749                          32.02
----------------------------------------
650 - 699                          15.78
----------------------------------------
600 - 649                           2.89
----------------------------------------
Not Scored                          0.11
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 741
Lowest: 621
Highest: 817
--------------------------------------------------------------------------------

7.  PMI Providers

----------------------------------------
PMI Providers                    Percent
----------------------------------------
NONE                               98.78%
----------------------------------------
RMIC                                0.32
----------------------------------------
RGIC                                0.28
----------------------------------------
PMIC                                0.27
----------------------------------------
UGRIC                               0.13
----------------------------------------
GEMIC                               0.12
----------------------------------------
TGIC                                0.10
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

8.  Product Type

----------------------------------------
Product Type                     Percent
----------------------------------------
5YR IO 12 MO LIBOR                 59.50%
----------------------------------------
5/25 12 MO LIBOR                   39.95
----------------------------------------
5/10 12 MO LIBOR                    0.34
----------------------------------------
5/20 12 MO LIBOR                    0.10
----------------------------------------
5/15 12 MO LIBOR                    0.05
----------------------------------------
5/5 12 MO LIBOR                     0.05
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

9.  Index

----------------------------------------
Index                            Percent
----------------------------------------
12ML                              100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

10. Loan Purpose

----------------------------------------
Loan Purpose                     Percent
----------------------------------------
Refinance-Rate/Term                54.51%
----------------------------------------
Purchase                           31.38
----------------------------------------
Refinance-Cashout                  14.10
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

11. Loan Type

----------------------------------------
Loan Type                        Percent
----------------------------------------
Conv 1st w/ PMI                     1.22%
----------------------------------------
Conv 1st w/o PMI                   98.78
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

12. Property Type

----------------------------------------
Property Type                    Percent
----------------------------------------
SFR                                65.38%
----------------------------------------
PUD Detach                         21.52
----------------------------------------
Condo                              10.85
----------------------------------------
PUD Attach                          1.40
----------------------------------------
2-Family                            0.46
----------------------------------------
3-Family                            0.28
----------------------------------------
Townhouse                           0.11
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

----------------------------------------
Occupancy Status                 Percent
----------------------------------------
Primary                            93.54%
----------------------------------------
Secondary                           5.90
----------------------------------------
Investor                            0.57
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

14. Documentation

----------------------------------------
Documentation                    Percent
----------------------------------------
Rapid                              54.32%
----------------------------------------
Standard                           32.18
----------------------------------------
Reduced                            11.23
----------------------------------------
All Ready Home                      2.19
----------------------------------------
Stated                              0.09
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

15. State

----------------------------------------
State                            Percent
----------------------------------------
California                         68.22%
----------------------------------------
Illinois                            6.34
----------------------------------------
Florida                             4.21
----------------------------------------
Virginia                            2.02
----------------------------------------
North Carolina                      1.86
----------------------------------------
Other                              17.36
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

16. California

----------------------------------------
California                       Percent
----------------------------------------
Northern California                56.02%
----------------------------------------
Southern California                43.98
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

17. Zip Code

----------------------------------------
Zip Code                         Percent
----------------------------------------
95070                               1.38%
----------------------------------------
92130                               1.02
----------------------------------------
94583                               1.00
----------------------------------------
94010                               0.89
----------------------------------------
95014                               0.88
----------------------------------------
Other                              94.83
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

18. OLTV

----------------------------------------
OLTV                             Percent
----------------------------------------
<= 20.00                            0.65%
----------------------------------------
20.01 - 25.00                       0.52
----------------------------------------
25.01 - 30.00                       1.45
----------------------------------------
30.01 - 35.00                       1.97
----------------------------------------
35.01 - 40.00                       2.61
----------------------------------------
40.01 - 45.00                       3.16
----------------------------------------
45.01 - 50.00                       6.00
----------------------------------------
50.01 - 55.00                       4.17
----------------------------------------
55.01 - 60.00                       8.60
----------------------------------------
60.01 - 65.00                       9.96
----------------------------------------
65.01 - 70.00                      10.04
----------------------------------------
70.01 - 75.00                      11.77
----------------------------------------
75.01 - 80.00                      37.88
----------------------------------------
80.01 - 85.00                       0.25
----------------------------------------
85.01 - 90.00                       0.49
----------------------------------------
90.01 - 95.00                       0.47
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 66.53%
Lowest: 8.36%
Highest: 95.00%
--------------------------------------------------------------------------------

19. Cut-Off LTV

----------------------------------------
Cut-Off LTV                      Percent
----------------------------------------
<= 20.00                            0.65%
----------------------------------------
20.01 - 25.00                       0.52
----------------------------------------
25.01 - 30.00                       1.47
----------------------------------------
30.01 - 35.00                       1.97
----------------------------------------
35.01 - 40.00                       2.61
----------------------------------------
40.01 - 45.00                       3.25
----------------------------------------
45.01 - 50.00                       6.00
----------------------------------------
50.01 - 55.00                       4.10
----------------------------------------
55.01 - 60.00                       8.65
----------------------------------------
60.01 - 65.00                       9.96
----------------------------------------
65.01 - 70.00                      10.10
----------------------------------------
70.01 - 75.00                      11.72
----------------------------------------
75.01 - 80.00                      37.81
----------------------------------------
80.01 - 85.00                       0.25
----------------------------------------
85.01 - 90.00                       0.49
----------------------------------------
90.01 - 95.00                       0.47
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 66.49%
Lowest: 8.34%
Highest: 95.00%
--------------------------------------------------------------------------------

20. Delinquency*

----------------------------------------
Delinquency*                     Percent
----------------------------------------
0-29 days                         100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

* MBA method
--------------------------------------------------------------------------------

21. Times 30 Days DLQ

----------------------------------------
Times 30 Days DLQ                Percent
----------------------------------------
0                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

22. Convertible Flag

----------------------------------------
Convertible Flag                 Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

23. Prepayment Penalty Term

----------------------------------------
Prepayment Penalty Term          Percent
----------------------------------------
0                                  99.76%
----------------------------------------
36                                  0.24
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 0.1 months
Lowest: 0 months
Highest: 36 months
--------------------------------------------------------------------------------

24. Prepayment Penalty

----------------------------------------
Prepayment Penalty               Percent
----------------------------------------
2%ofPPAmnt>20%                      0.24%
----------------------------------------
NONE                               99.76
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

25. Buydown Agreement

----------------------------------------
Buydown Agreement                Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

26. Cutoff Rollterm

----------------------------------------
Cutoff Rollterm                  Percent
----------------------------------------
49 - 54                             0.13%
----------------------------------------
55 - 60                            99.87
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 59.3 months
Lowest: 50 months
Highest: 60 months
--------------------------------------------------------------------------------

27. Original Term

----------------------------------------
Original Term                    Percent
----------------------------------------
120                                 0.05%
----------------------------------------
180                                 0.34
----------------------------------------
240                                 0.05
----------------------------------------
300                                 0.10
----------------------------------------
360                                99.46
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 359.2 months
Lowest: 120 months
Highest: 360 months
--------------------------------------------------------------------------------

28. Cut-Off Remaining Term

----------------------------------------
Cut-Off Remaining Term           Percent
----------------------------------------
115 - 120                           0.05%
----------------------------------------
175 - 180                           0.34
----------------------------------------
235 - 240                           0.05
----------------------------------------
295 - 300                           0.10
----------------------------------------
349 - 354                           0.13
----------------------------------------
355 - 360                          99.33
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 358.5 months
Lowest: 119 months
Highest: 360 months
--------------------------------------------------------------------------------

29. Cutoff Loan Age

----------------------------------------
Cutoff Loan Age                  Percent
----------------------------------------
0                                  34.52%
----------------------------------------
1 - 6                              65.36
----------------------------------------
7 - 12                              0.13
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 0.7 months
Lowest: 0 months
Highest: 10 months
--------------------------------------------------------------------------------

30. Gross Margin

----------------------------------------
Gross Margin                     Percent
----------------------------------------
2.250                             100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%
--------------------------------------------------------------------------------

31. Initial Cap (ARMs)

----------------------------------------
Initial Cap (ARMs)               Percent
----------------------------------------
5.000                             100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%
--------------------------------------------------------------------------------

32. Periodic Cap (ARMs)

----------------------------------------
Periodic Cap (ARMs)              Percent
----------------------------------------
2.000                             100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%
--------------------------------------------------------------------------------

33. Maximum Rate (ARMs)

----------------------------------------
Maximum Rate (ARMs)              Percent
----------------------------------------
8.001 - 9.000                      11.65%
----------------------------------------
9.001 - 10.000                     87.43
----------------------------------------
10.001 - 11.000                     0.92
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 9.385%
Lowest: 8.125%
Highest: 10.500%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-E Group 3
                               Conforming 5-1 ARMs

--------------------------------------------------------------------------------

1. Original Balance

------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average
                            of        Current        by        Original      W.A.       Min.     W.A.
                         Mortgage    Principal    Principal    Principal    Gross       FICO     FICO
Original Balance          Loans       Balance      Balance      Balance     Coupon     Score    Score
------------------------------------------------------------------------------------------------------
<= 100,000                     56  $   4,658,898       2.03%  $    83,201     4.509%      634      745
100,001 - 150,000             177     22,444,137       9.80       126,835     4.573       628      736
150,001 - 200,000             246     43,671,007      19.07       177,570     4.491       620      743
200,001 - 250,000             230     52,226,663      22.80       227,087     4.496       625      738
250,001 - 300,000             199     54,831,634      23.94       275,603     4.493       623      736
300,001 - 350,000             160     51,210,453      22.36       320,100     4.489       638      737
------------------------------------------------------------------------------------------------------
Total:                      1,068  $ 229,042,792     100.00%  $   214,497     4.501%      620      738
------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                                                                      W.A.
                           Max.     Min.       W.A.       Max.     Remaining  W.A.
                           FICO   Original   Original   Original    Term to   Loan
Original Balance          Score     LTV        LTV        LTV      Maturity   Age
----------------------------------------------------------------------------------
<= 100,000                   816     16.13%     62.65%     95.00%        359     1
100,001 - 150,000            814     11.62      73.22      95.00         359     1
150,001 - 200,000            817     12.36      71.04      95.00         359     1
200,001 - 250,000            809     12.78      71.27      95.00         359     1
250,001 - 300,000            814     22.54      71.88      95.00         359     1
300,001 - 350,000            811     35.03      72.57      95.00         358     2
----------------------------------------------------------------------------------
Total:                       817     11.62%     71.68%     95.00%        359     1
----------------------------------------------------------------------------------

Average: $214,496.56
Lowest: $48,500.00
Highest: $333,547.00
--------------------------------------------------------------------------------

2. Gross Coupon

------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average
                            of        Current        by        Original      W.A.       Min.     W.A.
                         Mortgage    Principal    Principal    Principal    Gross       FICO     FICO
Gross Coupon              Loans       Balance      Balance      Balance     Coupon     Score    Score
------------------------------------------------------------------------------------------------------
3.376 - 3.500                   2  $     362,400       0.16%  $   181,200     3.500%      761      782
3.501 - 3.625                   8      1,840,090       0.80       230,038     3.625       666      748
3.626 - 3.750                  11      2,109,020       0.92       191,729     3.750       669      733
3.751 - 3.875                  36      8,262,093       3.61       229,515     3.875       637      747
3.876 - 4.000                  52     10,697,418       4.67       205,764     4.000       628      748
4.001 - 4.125                  61     13,518,194       5.90       221,633     4.125       652      750
4.126 - 4.250                 102     22,111,415       9.65       216,817     4.250       635      740
4.251 - 4.375                 144     31,532,581      13.77       218,992     4.375       638      744
4.376 - 4.500                 225     49,181,593      21.47       218,614     4.500       632      740
4.501 - 4.625                 109     23,630,425      10.32       216,826     4.625       631      734
4.626 - 4.750                 132     27,795,401      12.14       210,595     4.750       620      729
4.751 - 4.875                  85     17,282,086       7.55       203,352     4.875       628      727
4.876 - 5.000                  51     11,198,069       4.89       219,786     5.000       625      733
5.001 - 5.125                  26      5,395,315       2.36       207,516     5.125       634      721
5.126 - 5.250                  12      2,088,675       0.91       174,067     5.250       685      736
5.251 - 5.375                   9      1,613,617       0.70       179,459     5.375       623      747
5.376 - 5.500                   3        424,400       0.19       141,467     5.500       633      658
------------------------------------------------------------------------------------------------------
Total:                      1,068  $ 229,042,792     100.00%  $   214,497     4.501%      620      738
------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                                                                      W.A.
                           Max.     Min.       W.A.       Max.     Remaining  W.A.
                           FICO   Original   Original   Original    Term to   Loan
Gross Coupon              Score     LTV        LTV        LTV      Maturity   Age
----------------------------------------------------------------------------------
3.376 - 3.500                799     73.26%     76.28%     80.00%        359     1
3.501 - 3.625                794     49.75      72.42      80.00         359     1
3.626 - 3.750                812     22.00      69.14      80.00         359     1
3.751 - 3.875                809     35.03      71.99      90.00         359     1
3.876 - 4.000                808     26.59      72.69      95.00         358     2
4.001 - 4.125                816     12.78      69.95      95.00         359     1
4.126 - 4.250                813     16.13      71.84      95.00         359     1
4.251 - 4.375                814     11.62      69.65      95.00         359     1
4.376 - 4.500                817     17.00      71.74      95.00         359     1
4.501 - 4.625                814     22.27      71.05      95.00         359     1
4.626 - 4.750                813     12.36      73.09      95.00         359     1
4.751 - 4.875                806     29.30      73.67      95.00         358     2
4.876 - 5.000                809     31.91      70.58      95.00         358     2
5.001 - 5.125                781     55.83      77.16      95.00         358     2
5.126 - 5.250                787     22.73      71.10      95.00         358     2
5.251 - 5.375                812     20.34      66.31      93.22         358     2
5.376 - 5.500                686     70.19      81.15      90.00         359     1
----------------------------------------------------------------------------------
Total:                       817     11.62%     71.68%     95.00%        359     1
----------------------------------------------------------------------------------

W.A.: 4.501%
Lowest: 3.500%
Highest: 5.500%
--------------------------------------------------------------------------------

3. Credit Score

------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average
                            of        Current        by        Original      W.A.       Min.     W.A.
                         Mortgage    Principal    Principal    Principal    Gross       FICO     FICO
Credit Score              Loans       Balance      Balance      Balance     Coupon     Score    Score
------------------------------------------------------------------------------------------------------
800 - 824                      53  $  10,041,571       4.38%  $   189,499     4.404%      800      806
775 - 799                     203     42,964,891      18.76       211,695     4.446       775      787
750 - 774                     234     51,722,732      22.58       221,112     4.483       750      763
725 - 749                     195     42,596,158      18.60       218,457     4.473       725      738
700 - 724                     161     33,906,612      14.80       210,626     4.553       700      713
675 - 699                     111     23,639,360      10.32       212,981     4.599       675      688
650 - 674                      72     16,068,656       7.02       223,186     4.534       650      664
625 - 649                      37      7,635,812       3.33       206,416     4.561       625      640
600 - 624                       2        467,000       0.20       233,500     5.118       620      622
------------------------------------------------------------------------------------------------------
Total:                      1,068  $ 229,042,792     100.00%  $   214,497     4.501%      620      738
------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                                                                      W.A.
                           Max.     Min.       W.A.       Max.     Remaining  W.A.
                           FICO   Original   Original   Original    Term to   Loan
Credit Score              Score     LTV        LTV        LTV      Maturity   Age
----------------------------------------------------------------------------------
800 - 824                    817     12.78%     60.16%     90.00%        359     1
775 - 799                    799     11.62      67.01      95.00         359     1
750 - 774                    774     17.00      71.39      95.00         359     1
725 - 749                    749     12.36      72.25      95.00         359     1
700 - 724                    724     22.27      74.50      95.00         359     1
675 - 699                    699     16.13      74.65      95.00         359     1
650 - 674                    674     37.45      77.85      95.00         359     1
625 - 649                    649     41.49      76.49      95.00         359     1
600 - 624                    623     68.33      82.99      93.22         359     1
----------------------------------------------------------------------------------
Total:                       817     11.62%     71.68%     95.00%        359     1
----------------------------------------------------------------------------------

W.A.: 738
Lowest: 620
Highest: 817
--------------------------------------------------------------------------------

4. Index

------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average
                            of        Current        by        Original      W.A.       Min.     W.A.
                         Mortgage    Principal    Principal    Principal    Gross       FICO     FICO
Index                     Loans       Balance      Balance      Balance     Coupon     Score    Score
------------------------------------------------------------------------------------------------------
12ML                        1,068  $ 229,042,792     100.00%  $   214,497     4.501%      620      738
------------------------------------------------------------------------------------------------------
Total:                      1,068  $ 229,042,792     100.00%  $   214,497     4.501%      620      738
------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                                                                      W.A.
                           Max.     Min.       W.A.       Max.     Remaining  W.A.
                           FICO   Original   Original   Original    Term to   Loan
Index                     Score     LTV        LTV        LTV      Maturity   Age
----------------------------------------------------------------------------------
12ML                         817     11.62%     71.68%     95.00%        359     1
----------------------------------------------------------------------------------
Total:                       817     11.62%     71.68%     95.00%        359     1
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5. Loan Purpose

------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average
                            of        Current        by        Original      W.A.       Min.     W.A.
                         Mortgage    Principal    Principal    Principal    Gross       FICO     FICO
Loan Purpose              Loans       Balance      Balance      Balance     Coupon     Score    Score
------------------------------------------------------------------------------------------------------
Purchase                      515  $ 109,664,606      47.88%  $   212,979     4.457%      625      741
Refinance-Rate/Term           334     71,201,664      31.09       213,222     4.512       620      735
Refinance-Cashout             219     48,176,522      21.03       220,009     4.583       628      736
------------------------------------------------------------------------------------------------------
Total:                      1,068  $ 229,042,792     100.00%  $   214,497     4.501%      620      738
------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                                                                      W.A.
                           Max.     Min.       W.A.       Max.     Remaining  W.A.
                           FICO   Original   Original   Original    Term to   Loan
Loan Purpose              Score     LTV        LTV        LTV      Maturity   Age
----------------------------------------------------------------------------------
Purchase                     816     22.83%     78.50%     95.00%        359     1
Refinance-Rate/Term          817     12.36      66.34      95.00         359     1
Refinance-Cashout            814     11.62      64.05      88.93         359     1
----------------------------------------------------------------------------------
Total:                       817     11.62%     71.68%     95.00%        359     1
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Property Type

------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average
                            of        Current        by        Original      W.A.       Min.     W.A.
                         Mortgage    Principal    Principal    Principal    Gross       FICO     FICO
Property Type             Loans       Balance      Balance      Balance     Coupon     Score    Score
------------------------------------------------------------------------------------------------------
SFR                           593  $ 128,645,833      56.17%  $   216,968     4.510%      620      737
Condo                         242     51,531,711      22.50       213,012     4.484       640      743
PUD Detach                    192     40,745,542      17.79       212,249     4.494       638      736
PUD Attach                     34      7,060,301       3.08       207,656     4.507       623      735
Townhouse                       7      1,059,405       0.46       151,344     4.480       656      755
------------------------------------------------------------------------------------------------------
Total:                      1,068  $ 229,042,792     100.00%  $   214,497     4.501%      620      738
------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                                                                      W.A.
                           Max.     Min.       W.A.       Max.     Remaining  W.A.
                           FICO   Original   Original   Original    Term to   Loan
Property Type             Score     LTV        LTV        LTV      Maturity   Age
----------------------------------------------------------------------------------
SFR                          816     11.62%     70.11%     95.00%        359     1
Condo                        813     22.00      73.39      95.00         359     1
PUD Detach                   817     17.00      74.16      95.00         359     1
PUD Attach                   805     36.61      73.03      95.00         358     2
Townhouse                    803     57.17      74.93      95.00         359     1
----------------------------------------------------------------------------------
Total:                       817     11.62%     71.68%     95.00%        359     1
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7. Occupancy Status

------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average
                            of        Current        by        Original      W.A.       Min.     W.A.
                         Mortgage    Principal    Principal    Principal    Gross       FICO     FICO
Occupancy Status          Loans       Balance      Balance      Balance     Coupon     Score    Score
------------------------------------------------------------------------------------------------------
Primary                       903  $ 194,896,533      85.09%  $   215,873     4.487%      620      735
Secondary                     127     26,923,813      11.75       212,019     4.515       647      754
Investor                       38      7,222,446       3.15       190,068     4.808       684      757
------------------------------------------------------------------------------------------------------
Total:                      1,068  $ 229,042,792     100.00%  $   214,497     4.501%      620      738
------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                                                                      W.A.
                           Max.     Min.       W.A.       Max.     Remaining  W.A.
                           FICO   Original   Original   Original    Term to   Loan
Occupancy Status          Score     LTV        LTV        LTV      Maturity   Age
----------------------------------------------------------------------------------
Primary                      817     11.62%     71.52%     95.00%        359     1
Secondary                    816     22.83      72.18      90.00         359     1
Investor                     809     35.69      74.13      90.00         359     1
----------------------------------------------------------------------------------
Total:                       817     11.62%     71.68%     95.00%        359     1
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8. Geographic Distribution

------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average
                            of        Current        by        Original      W.A.       Min.     W.A.
                         Mortgage    Principal    Principal    Principal    Gross       FICO     FICO
Geographic Distribution   Loans       Balance      Balance      Balance     Coupon     Score    Score
------------------------------------------------------------------------------------------------------
California                    377  $  92,711,074      40.48%  $   245,978     4.533%      623      737
Florida                       167     32,631,897      14.25       195,422     4.508       631      745
Virginia                       49     10,808,707       4.72       220,590     4.483       620      738
South Carolina                 49      9,757,945       4.26       199,164     4.389       625      732
Georgia                        48      9,611,088       4.20       200,254     4.339       654      732
Arizona                        52      8,894,139       3.88       171,069     4.628       635      728
Nevada                         44      8,420,265       3.68       191,370     4.645       637      727
North Carolina                 40      7,235,743       3.16       180,898     4.316       638      736
Colorado                       34      7,138,068       3.12       210,027     4.486       665      756
Illinois                       28      6,683,284       2.92       238,745     4.485       651      742
Maryland                       25      5,309,159       2.32       212,372     4.531       641      738
Texas                          29      5,287,894       2.31       182,434     4.519       632      734
Washington                     24      4,934,287       2.15       205,616     4.429       646      735
District of Columbia           11      2,914,905       1.27       264,991     4.425       699      753
Minnesota                      13      2,433,570       1.06       187,236     4.416       681      761
Ohio                           11      2,039,080       0.89       185,371     4.648       672      732
Oregon                         10      1,739,932       0.76       173,993     4.461       628      733
Michigan                        8      1,520,500       0.66       190,063     4.454       658      720
Missouri                        8      1,310,000       0.57       163,763     4.881       633      736
Tennessee                       5      1,287,500       0.56       257,500     4.188       675      716
Other                          36      6,373,754       2.78       177,069     4.353       643      745
------------------------------------------------------------------------------------------------------
Total:                      1,068  $ 229,042,792     100.00%  $   214,497     4.501%      620      738
------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                                                                      W.A.
                           Max.     Min.       W.A.       Max.     Remaining  W.A.
                           FICO   Original   Original   Original    Term to   Loan
Geographic Distribution   Score     LTV        LTV        LTV      Maturity   Age
----------------------------------------------------------------------------------
California                   817     11.62%     67.85%     95.00%        359     1
Florida                      814     22.83      73.54      95.00         359     1
Virginia                     813     27.98      72.92      95.00         359     1
South Carolina               814     27.65      76.14      95.00         358     2
Georgia                      816     31.84      75.19      95.00         359     1
Arizona                      809     22.73      75.89      95.00         359     1
Nevada                       800     47.32      77.15      95.00         359     1
North Carolina               813     43.91      78.06      95.00         359     1
Colorado                     809     12.78      72.54      95.00         359     1
Illinois                     812     30.67      71.84      95.00         359     1
Maryland                     813     22.92      68.30      91.89         359     1
Texas                        799     68.32      78.84      94.99         359     1
Washington                   814     46.88      75.59      93.98         359     1
District of Columbia         805     69.96      80.31      95.00         359     1
Minnesota                    809     49.36      70.89      90.00         359     1
Ohio                         802     23.11      74.68      80.00         359     1
Oregon                       807     60.06      74.14      80.00         359     1
Michigan                     802     41.57      74.08      80.00         359     1
Missouri                     789     39.06      68.82      95.00         358     2
Tennessee                    773     56.91      73.38      80.00         359     1
Other                        798     20.62      70.40      95.00         359     1
----------------------------------------------------------------------------------
Total:                       817     11.62%     71.68%     95.00%        359     1
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9. County Distribution

------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average
                            of        Current        by        Original      W.A.       Min.     W.A.
                         Mortgage    Principal    Principal    Principal    Gross       FICO     FICO
County Distribution       Loans       Balance      Balance      Balance     Coupon     Score    Score
------------------------------------------------------------------------------------------------------
San Diego                      72  $  18,136,918       7.92%  $   251,940     4.532%      638      734
Los Angeles                    46     10,493,740       4.58       228,176     4.548       652      735
Maricopa                       49      8,293,647       3.62       169,260     4.634       635      728
Orange                         30      7,786,554       3.40       259,597     4.521       640      733
Clark                          33      5,861,384       2.56       177,630     4.582       646      725
Riverside                      22      5,322,728       2.32       241,955     4.504       661      737
Alameda                        18      5,254,740       2.29       291,950     4.646       673      747
Sacramento                     23      5,160,580       2.25       224,400     4.577       650      720
Collier                        22      5,059,555       2.21       229,980     4.468       664      758
Santa Clara                    17      4,767,620       2.08       280,449     4.566       623      745
Other                         736    152,905,326      66.76       207,794     4.474       620      740
------------------------------------------------------------------------------------------------------
Total:                      1,068  $ 229,042,792     100.00%  $   214,497     4.501%      620      738
------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                                                                      W.A.
                           Max.     Min.       W.A.       Max.     Remaining  W.A.
                           FICO   Original   Original   Original    Term to   Loan
County Distribution       Score     LTV        LTV        LTV      Maturity   Age
----------------------------------------------------------------------------------
San Diego                    809     27.67%     67.15%     84.31%        359     1
Los Angeles                  813     12.36      67.71      95.00         359     1
Maricopa                     809     22.73      75.48      95.00         359     1
Orange                       811     36.66      69.46      95.00         359     1
Clark                        796     47.32      75.04      95.00         359     1
Riverside                    803     45.98      73.93      90.00         358     2
Alameda                      796     31.47      70.12      80.00         358     2
Sacramento                   795     54.89      78.73      95.00         359     1
Collier                      814     25.74      64.98      90.00         359     1
Santa Clara                  803     36.27      63.91      93.22         359     1
Other                        817     11.62      72.47      95.00         359     1
----------------------------------------------------------------------------------
Total:                       817     11.62%     71.68%     95.00%        359     1
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average
                            of        Current        by        Original      W.A.       Min.     W.A.
                         Mortgage    Principal    Principal    Principal    Gross       FICO     FICO
Original LTV              Loans       Balance      Balance      Balance     Coupon     Score    Score
------------------------------------------------------------------------------------------------------
10.01 - 15.00                   4  $     752,842       0.33%  $   188,250     4.484%      748      783
15.01 - 20.00                   2        301,520       0.13       150,760     4.417       694      747
20.01 - 25.00                  11      1,754,383       0.77       159,637     4.536       713      785
25.01 - 30.00                   9      1,545,510       0.67       171,785     4.418       702      775
30.01 - 35.00                  14      2,366,873       1.03       169,064     4.583       694      772
35.01 - 40.00                  19      3,784,602       1.65       199,218     4.476       672      754
40.01 - 45.00                  26      5,268,217       2.30       202,624     4.479       637      753
45.01 - 50.00                  42      9,415,555       4.11       224,192     4.414       641      756
50.01 - 55.00                  43      9,203,060       4.02       214,032     4.450       702      756
55.01 - 60.00                  43      9,204,456       4.02       214,057     4.517       671      744
60.01 - 65.00                  64     14,606,255       6.38       228,431     4.553       628      743
65.01 - 70.00                  70     15,610,186       6.82       223,027     4.526       620      739
70.01 - 75.00                 121     27,766,083      12.12       229,507     4.537       628      724
75.01 - 80.00                 477    103,928,225      45.38       217,911     4.475       631      740
80.01 - 85.00                  12      2,353,129       1.03       196,128     4.526       638      717
85.01 - 90.00                  52     10,446,975       4.56       200,907     4.565       633      715
90.01 - 95.00                  59     10,734,922       4.69       181,961     4.592       623      700
------------------------------------------------------------------------------------------------------
Total:                      1,068  $ 229,042,792     100.00%  $   214,497     4.501%      620      738
------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                                                                      W.A.
                           Max.     Min.       W.A.       Max.     Remaining  W.A.
                           FICO   Original   Original   Original    Term to   Loan
Original LTV              Score     LTV        LTV        LTV      Maturity   Age
----------------------------------------------------------------------------------
10.01 - 15.00                809     11.62%     12.85%     14.29%        359     1
15.01 - 20.00                773     16.13      16.71      17.00         358     2
20.01 - 25.00                817     20.16      21.76      23.11         359     1
25.01 - 30.00                814     25.74      27.48      29.30         359     1
30.01 - 35.00                812     30.26      32.75      34.94         359     1
35.01 - 40.00                799     35.03      37.55      40.00         358     2
40.01 - 45.00                811     40.63      42.47      44.93         359     1
45.01 - 50.00                814     45.13      47.43      50.00         359     1
50.01 - 55.00                814     50.13      52.57      54.89         359     1
55.01 - 60.00                802     55.77      57.78      60.00         359     1
60.01 - 65.00                810     60.06      62.83      65.00         359     1
65.01 - 70.00                803     65.18      68.19      70.00         359     1
70.01 - 75.00                808     70.03      73.05      75.00         359     1
75.01 - 80.00                816     75.20      79.47      80.00         359     1
80.01 - 85.00                786     82.29      84.09      85.00         358     2
85.01 - 90.00                809     85.89      89.38      90.00         359     1
90.01 - 95.00                781     90.94      94.60      95.00         358     2
----------------------------------------------------------------------------------
Total:                       817     11.62%     71.68%     95.00%        359     1
----------------------------------------------------------------------------------

W.A.: 71.68%
Lowest: 11.62%
Highest: 95.00%
--------------------------------------------------------------------------------

11. Original Term

------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average
                            of        Current        by        Original      W.A.       Min.     W.A.
                         Mortgage    Principal    Principal    Principal    Gross       FICO     FICO
Original Term             Loans       Balance      Balance      Balance     Coupon     Score    Score
------------------------------------------------------------------------------------------------------
360                         1,068  $ 229,042,792     100.00%  $   214,497     4.501%      620      738
------------------------------------------------------------------------------------------------------
Total:                      1,068  $ 229,042,792     100.00%  $   214,497     4.501%      620      738
------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                                                                      W.A.
                           Max.     Min.       W.A.       Max.     Remaining  W.A.
                           FICO   Original   Original   Original    Term to   Loan
Original Term             Score     LTV        LTV        LTV      Maturity   Age
----------------------------------------------------------------------------------
360                          817     11.62%     71.68%     95.00%        359     1
----------------------------------------------------------------------------------
Total:                       817     11.62%     71.68%     95.00%        359     1
----------------------------------------------------------------------------------

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-E Group 1
                                    3-1 ARMs
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $306,452,711.96
Loan Count: 567
Cut-off Date: 2004-05-01
Avg. Loan Balance: $540,480.97
Avg. Orig. Balance: $541,335.76
Accelerated Docs: 85.69%
W.A. FICO: 746
W.A. Orig. LTV: 65.09%
W.A. Cut-Off LTV: 65.00%
W.A. Gross Coupon: 3.936%
W.A. Net Coupon: 3.559%
W.A. Svcg Fee: 0.375%
W.A. Trustee Fee: 0.0020%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 OLTV: 0.49%
% over 100 OLTV: 0.00%
% with PMI: 0.49%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 25.00%
W.A. MI Adjusted LTV: 64.89%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 5.60%

--------------------------------------------------------------------------------

2. Original Balance

----------------------------------------
Original Balance                 Percent
----------------------------------------
$250,001 - $350,000                 1.91%
----------------------------------------
$350,001 - $450,000                25.37
----------------------------------------
$450,001 - $550,000                23.24
----------------------------------------
$550,001 - $650,000                20.62
----------------------------------------
$650,001 - $750,000                 9.81
----------------------------------------
$750,001 - $850,000                 6.82
----------------------------------------
$850,001 - $950,000                 4.12
----------------------------------------
$950,001 - $1,050,000               7.76
----------------------------------------
$1,050,001 - $1,150,000             0.36
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $541,335.76
Lowest: $336,000.00
Highest: $1,108,000.00
--------------------------------------------------------------------------------

3. Cut-Off Balance

----------------------------------------
Cut-Off Balance                  Percent
----------------------------------------
$250,001 - $350,000                 1.91%
----------------------------------------
$350,001 - $450,000                25.37
----------------------------------------
$450,001 - $550,000                23.41
----------------------------------------
$550,001 - $650,000                20.45
----------------------------------------
$650,001 - $750,000                10.04
----------------------------------------
$750,001 - $850,000                 6.59
----------------------------------------
$850,001 - $950,000                 4.12
----------------------------------------
$950,001 - $1,050,000               7.76
----------------------------------------
$1,050,001 - $1,150,000             0.36
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $540,480.97
Lowest: $335,547.40
Highest: $1,108,000.00
--------------------------------------------------------------------------------

4. Lien Position

----------------------------------------
Lien Position                    Percent
----------------------------------------
1                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

5. Coupon

----------------------------------------
Coupon                           Percent
----------------------------------------
2.751 - 3.000                       0.16%
----------------------------------------
3.251 - 3.500                       3.08
----------------------------------------
3.501 - 3.750                      32.33
----------------------------------------
3.751 - 4.000                      34.31
----------------------------------------
4.001 - 4.250                      22.03
----------------------------------------
4.251 - 4.500                       7.30
----------------------------------------
4.501 - 4.750                       0.59
----------------------------------------
4.751 - 5.000                       0.20
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 3.936%
Lowest: 2.875%
Highest: 4.875%
--------------------------------------------------------------------------------

6. Credit Score

----------------------------------------
Credit Score                     Percent
----------------------------------------
800 - 849                           2.48%
----------------------------------------
750 - 799                          51.03
----------------------------------------
700 - 749                          33.33
----------------------------------------
650 - 699                          11.84
----------------------------------------
600 - 649                           1.32
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 746
Lowest: 624
Highest: 821
--------------------------------------------------------------------------------

7. PMI Providers

----------------------------------------
PMI Providers                    Percent
----------------------------------------
NONE                               99.51%
----------------------------------------
UGRIC                               0.33
----------------------------------------
RGIC                                0.16
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

8. Product Type

----------------------------------------
Product Type                     Percent
----------------------------------------
3/27 12 MO LIBOR                   99.58%
----------------------------------------
3/7 12 MO LIBOR                     0.22
----------------------------------------
3/12 12 MO LIBOR                    0.21
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

9. Index

----------------------------------------
Index                            Percent
----------------------------------------
12ML                              100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

10. Loan Purpose

----------------------------------------
Loan Purpose                     Percent
----------------------------------------
Refinance-Rate/Term                74.80%
----------------------------------------
Purchase                           15.86
----------------------------------------
Refinance-Cashout                   9.34
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

11. Loan Type

----------------------------------------
Loan Type                        Percent
----------------------------------------
Conv 1st w/ PMI                     0.49%
----------------------------------------
Conv 1st w/o PMI                   99.51
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

12. Property Type

----------------------------------------
Property Type                    Percent
----------------------------------------
SFR                                68.63%
----------------------------------------
PUD Detach                         19.28
----------------------------------------
Condo                               6.85
----------------------------------------
PUD Attach                          2.96
----------------------------------------
2-Family                            1.95
----------------------------------------
4-Family                            0.22
----------------------------------------
3-Family                            0.11
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

----------------------------------------
Occupancy Status                 Percent
----------------------------------------
Primary                            96.55%
----------------------------------------
Secondary                           2.88
----------------------------------------
Investor                            0.57
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

14. Documentation

----------------------------------------
Documentation                    Percent
----------------------------------------
Rapid                              77.04%
----------------------------------------
Standard                           14.31
----------------------------------------
Reduced                             7.90
----------------------------------------
All Ready Home                      0.74
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

15. State

----------------------------------------
State                            Percent
----------------------------------------
California                         79.27%
----------------------------------------
Illinois                            8.12
----------------------------------------
Colorado                            2.76
----------------------------------------
Florida                             1.53
----------------------------------------
Massachusetts                       0.81
----------------------------------------
Other                               7.50
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

16. California

----------------------------------------
California                       Percent
----------------------------------------
Northern California                78.34%
----------------------------------------
Southern California                21.66
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

17. Zip Code

----------------------------------------
Zip Code                         Percent
----------------------------------------
95014                               5.60%
----------------------------------------
95070                               4.52
----------------------------------------
94539                               4.02
----------------------------------------
94087                               2.26
----------------------------------------
95129                               2.19
----------------------------------------
Other                              81.43
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

18. Convertible Flag

----------------------------------------
Convertible Flag                 Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

19. Buydown Agreement

----------------------------------------
Buydown Agreement                Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

20. OLTV

----------------------------------------
OLTV                             Percent
----------------------------------------
<= 20.00                            0.44%
----------------------------------------
20.01 - 25.00                       0.70
----------------------------------------
30.01 - 35.00                       2.33
----------------------------------------
35.01 - 40.00                       2.54
----------------------------------------
40.01 - 45.00                       3.12
----------------------------------------
45.01 - 50.00                       5.75
----------------------------------------
50.01 - 55.00                       7.57
----------------------------------------
55.01 - 60.00                       6.11
----------------------------------------
60.01 - 65.00                      16.77
----------------------------------------
65.01 - 70.00                      13.01
----------------------------------------
70.01 - 75.00                      13.97
----------------------------------------
75.01 - 80.00                      27.22
----------------------------------------
85.01 - 90.00                       0.49
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 65.09%
Lowest: 12.50%
Highest: 90.00%
--------------------------------------------------------------------------------

21. Cut-Off LTV

----------------------------------------
Cut-Off LTV                      Percent
----------------------------------------
<= 20.00                            0.44%
----------------------------------------
20.01 - 25.00                       0.70
----------------------------------------
30.01 - 35.00                       2.33
----------------------------------------
35.01 - 40.00                       2.54
----------------------------------------
40.01 - 45.00                       3.12
----------------------------------------
45.01 - 50.00                       5.75
----------------------------------------
50.01 - 55.00                       7.89
----------------------------------------
55.01 - 60.00                       6.33
----------------------------------------
60.01 - 65.00                      16.23
----------------------------------------
65.01 - 70.00                      13.33
----------------------------------------
70.01 - 75.00                      13.86
----------------------------------------
75.01 - 80.00                      27.00
----------------------------------------
85.01 - 90.00                       0.49
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 65.00%
Lowest: 12.50%
Highest: 90.00%
--------------------------------------------------------------------------------

22. Delinquency*

----------------------------------------
Delinquency*                     Percent
----------------------------------------
0-29 days                         100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

* MBA method
--------------------------------------------------------------------------------

23. Times 30 Days DLQ

----------------------------------------
Times 30 Days DLQ                Percent
----------------------------------------
0                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

24. Prepayment Penalty Term

----------------------------------------
Prepayment Penalty Term          Percent
----------------------------------------
0                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months
--------------------------------------------------------------------------------

25. Prepayment Penalty

----------------------------------------
Prepayment Penalty               Percent
----------------------------------------
NONE                              100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

26. Original Term

----------------------------------------
Original Term                    Percent
----------------------------------------
120                                 0.22%
----------------------------------------
180                                 0.21
----------------------------------------
360                                99.58
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 359.1 months
Lowest: 120 months
Highest: 360 months
--------------------------------------------------------------------------------

27. Cut-Off Remaining Term

----------------------------------------
Cut-Off Remaining Term           Percent
----------------------------------------
115 - 120                           0.22%
----------------------------------------
175 - 180                           0.21
----------------------------------------
355 - 360                          99.58
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 358.6 months
Lowest: 119 months
Highest: 360 months
--------------------------------------------------------------------------------

28. Cutoff Loan Age

----------------------------------------
Cutoff Loan Age                  Percent
----------------------------------------
0                                  44.87%
----------------------------------------
1 - 6                              55.13
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 0.6 months
Lowest: 0 months
Highest: 2 months
--------------------------------------------------------------------------------

29. Gross Margin

----------------------------------------
Gross Margin                     Percent
----------------------------------------
2.250                             100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%
--------------------------------------------------------------------------------

30. Initial Cap (ARMs)

----------------------------------------
Initial Cap (ARMs)               Percent
----------------------------------------
2.000                             100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%
--------------------------------------------------------------------------------

31. Periodic Cap (ARMs)

----------------------------------------
Periodic Cap (ARMs)              Percent
----------------------------------------
2.000                             100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%
--------------------------------------------------------------------------------

32. Maximum Rate (ARMs)

----------------------------------------
Maximum Rate (ARMs)              Percent
----------------------------------------
8.001 - 9.000                       0.16%
----------------------------------------
9.001 - 10.000                     69.72
----------------------------------------
10.001 - 11.000                    30.12
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 9.936%
Lowest: 8.875%
Highest: 10.875%
--------------------------------------------------------------------------------

33. Cutoff Rollterm

----------------------------------------
Cutoff Rollterm                  Percent
----------------------------------------
31 - 36                           100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 35.4 months
Lowest: 34 months
Highest: 36 months
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-E Group 2
                                 Jumbo 5-1 ARMs

--------------------------------------------------------------------------------

1.  Original Balance

------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average
                            of        Current        by        Original      W.A.       Min.     W.A.
                         Mortgage    Principal    Principal    Principal    Gross       FICO     FICO
Original Balance          Loans       Balance      Balance      Balance     Coupon     Score    Score
------------------------------------------------------------------------------------------------------
250,001 - 350,000              92  $  31,484,293       3.30%  $   342,521     4.448%      626      730
350,001 - 450,000             574    230,351,389      24.14       401,536     4.398       622      738
450,001 - 550,000             436    216,615,471      22.70       497,865     4.380       621      741
550,001 - 650,000             258    154,927,650      16.24       600,779     4.397       628      741
650,001 - 750,000             140     98,353,275      10.31       702,924     4.396       635      742
750,001 - 850,000              77     61,779,218       6.47       802,678     4.347       644      751
850,001 - 950,000              54     48,834,505       5.12       904,581     4.337       674      747
950,001 - 1,050,000            72     71,399,018       7.48       991,978     4.351       638      737
1,050,001 - 1,150,000          12     13,194,138       1.38     1,099,755     4.311       682      752
1,150,001 - 1,250,000          19     23,063,475       2.42     1,214,037     4.412       684      734
1,250,001 - 1,350,000           1      1,300,000       0.14     1,300,000     4.500       689      689
1,350,001 - 1,450,000           1      1,375,000       0.14     1,375,000     4.750       665      665
1,450,001 - 1,550,000           1      1,480,000       0.16     1,480,000     4.500       810      810
------------------------------------------------------------------------------------------------------
Total:                      1,737  $ 954,157,432     100.00%  $   549,780     4.385%      621      741
------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                                                                      W.A.
                           Max.     Min.       W.A.       Max.     Remaining  W.A.
                           FICO   Original   Original   Original    Term to   Loan
Original Balance           Score     LTV        LTV        LTV      Maturity   Age
----------------------------------------------------------------------------------
250,001 - 350,000            810      8.60%     71.42%     95.00%        357     1
350,001 - 450,000            817     19.83      68.73      95.00         359     1
450,001 - 550,000            817      8.36      69.73      90.00         358     1
550,001 - 650,000            814     14.96      67.17      84.09         358     1
650,001 - 750,000            812     20.06      65.29      95.00         359     1
750,001 - 850,000            806     25.81      62.15      80.00         357     1
850,001 - 950,000            802     14.72      60.56      80.00         359     1
950,001 - 1,050,000          804     27.40      60.72      80.00         359     1
1,050,001 - 1,150,000        802     37.38      55.87      80.00         360     0
1,150,001 - 1,250,000        794     19.84      58.21      80.00         359     1
1,250,001 - 1,350,000        689     56.52      56.52      56.52         359     1
1,350,001 - 1,450,000        665     48.25      48.25      48.25         359     1
1,450,001 - 1,550,000        810     80.00      80.00      80.00         360     0
----------------------------------------------------------------------------------
Total:                       817      8.36%     66.53%     95.00%        358     1
----------------------------------------------------------------------------------

Average: $549,780.21
Lowest: $333,701.00
Highest: $1,480,000.00
--------------------------------------------------------------------------------

2.  Gross Coupon

------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average
                            of        Current        by        Original      W.A.       Min.     W.A.
                         Mortgage    Principal    Principal    Principal    Gross       FICO     FICO
Gross Coupon              Loans       Balance      Balance      Balance     Coupon     Score    Score
------------------------------------------------------------------------------------------------------
3.001 - 3.125                   1  $     543,086       0.06%  $   544,000     3.125%      794      794
3.126 - 3.250                   1        718,817       0.08       720,000     3.250       770      770
3.251 - 3.375                   2        860,614       0.09       431,000     3.375       765      774
3.376 - 3.500                   3      1,360,005       0.14       453,800     3.500       695      734
3.501 - 3.625                  10      4,680,027       0.49       468,185     3.625       635      727
3.626 - 3.750                  35     19,731,555       2.07       563,835     3.750       681      754
3.751 - 3.875                  50     28,500,770       2.99       570,128     3.875       673      756
3.876 - 4.000                  99     54,778,848       5.74       553,485     4.000       647      749
4.001 - 4.125                 168     96,053,838      10.07       571,880     4.125       626      750
4.126 - 4.250                 318    176,770,469      18.53       556,176     4.250       626      743
4.251 - 4.375                 303    166,582,877      17.46       550,017     4.375       635      740
4.376 - 4.500                 320    177,524,089      18.61       555,090     4.500       635      739
4.501 - 4.625                 158     83,320,440       8.73       529,816     4.625       621      739
4.626 - 4.750                 152     79,076,048       8.29       520,644     4.750       622      730
4.751 - 4.875                  72     38,274,720       4.01       531,861     4.875       623      727
4.876 - 5.000                  28     16,590,631       1.74       592,700     5.000       622      713
5.001 - 5.125                   7      3,235,754       0.34       462,317     5.125       671      733
5.126 - 5.250                   4      2,395,132       0.25       599,063     5.250       741      755
5.251 - 5.375                   3      1,655,484       0.17       552,067     5.375       682      731
5.376 - 5.500                   3      1,504,230       0.16       504,133     5.500       622      655
------------------------------------------------------------------------------------------------------
Total:                      1,737  $ 954,157,432     100.00%  $   549,780     4.385%      621      741
------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                                                                     W.A.
                           Max.     Min.       W.A.       Max.     Remaining  W.A.
                           FICO   Original   Original   Original    Term to   Loan
Gross Coupon              Score     LTV         LTV        LTV     Maturity    Age
----------------------------------------------------------------------------------
3.001 - 3.125                794     80.00%     80.00%     80.00%        359     1
3.126 - 3.250                770     41.86      41.86      41.86         359     1
3.251 - 3.375                782     64.84      72.09      80.00         359     1
3.376 - 3.500                769     77.87      79.26      80.00         359     1
3.501 - 3.625                805     57.56      74.92      80.00         359     1
3.626 - 3.750                799     40.74      70.31      90.00         359     1
3.751 - 3.875                817     32.83      66.16      80.00         359     1
3.876 - 4.000                807     14.96      64.65      88.95         359     1
4.001 - 4.125                816     19.83      65.16      95.00         360     0
4.126 - 4.250                814     24.39      67.36      95.00         358     1
4.251 - 4.375                813     13.83      67.23      90.00         359     1
4.376 - 4.500                811     14.72      65.85      94.99         358     1
4.501 - 4.625                817      8.36      64.55      80.00         359     1
4.626 - 4.750                812     28.70      67.23      95.00         355     1
4.751 - 4.875                786      8.60      64.34      84.90         359     1
4.876 - 5.000                797     61.59      75.27      89.97         359     1
5.001 - 5.125                806     35.34      68.87      95.00         360     0
5.126 - 5.250                790     50.58      72.57      80.00         359     1
5.251 - 5.375                782     45.13      65.51      79.90         359     1
5.376 - 5.500                721     60.41      71.51      80.00         359     1
----------------------------------------------------------------------------------
Total:                       817      8.36%     66.53%     95.00%        358     1
----------------------------------------------------------------------------------

W.A.: 4.385%
Lowest: 3.125%
Highest: 5.500%

--------------------------------------------------------------------------------

3.  Credit Score

------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average
                            of        Current        by        Original      W.A.       Min.     W.A.
                         Mortgage    Principal    Principal    Principal    Gross       FICO     FICO
Credit Score              Loans       Balance      Balance      Balance     Coupon     Score    Score
------------------------------------------------------------------------------------------------------
800 - 824                      59  $  32,281,144       3.38%  $   547,396     4.354%      800      805
775 - 799                     356    196,892,072      20.64       553,346     4.351       775      785
750 - 774                     426    240,246,777      25.18       564,230     4.339       750      763
725 - 749                     314    168,636,845      17.67       538,460     4.385       725      737
700 - 724                     251    136,869,437      14.34       545,529     4.419       700      712
675 - 699                     200    112,535,881      11.79       562,948     4.439       675      689
650 - 674                      74     38,064,988       3.99       514,609     4.468       650      664
625 - 649                      49     24,659,384       2.58       503,505     4.530       625      640
600 - 624                       6      2,910,905       0.31       485,333     4.962       621      622
Not Scored                      2      1,060,000       0.11       530,000     4.399     *****        0
------------------------------------------------------------------------------------------------------
Total:                      1,737  $ 954,157,432     100.00%  $   549,780     4.385%      621      741
------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                                                                     W.A.
                           Max.     Min.       W.A.       Max.     Remaining  W.A.
                           FICO   Original   Original   Original    Term to   Loan
Credit Score              Score     LTV         LTV        LTV     Maturity    Age
----------------------------------------------------------------------------------
800 - 824                    817     28.13%     64.50%     88.95%        358     0
775 - 799                    799      8.36      64.28      80.00         358     1
750 - 774                    774     19.83      66.58      95.00         359     1
725 - 749                    749     18.94      67.49      95.00         358     1
700 - 724                    724     14.96      67.55      95.00         359     1
675 - 699                    699      8.60      67.17      95.00         358     1
650 - 674                    674     13.83      66.24      95.00         357     1
625 - 649                    649     31.89      70.48      95.00         359     1
600 - 624                    624     66.67      74.82      80.00         359     1
Not Scored                     0     80.00      80.00      80.00         359     1
----------------------------------------------------------------------------------
Total:                       817      8.36%     66.53%     95.00%        358     1
----------------------------------------------------------------------------------

W.A.: 741
Lowest: 621
Highest: 817
--------------------------------------------------------------------------------

4.  Index

------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average
                            of        Current        by        Original      W.A.       Min.     W.A.
                         Mortgage    Principal    Principal    Principal    Gross       FICO     FICO
Index                     Loans       Balance      Balance      Balance     Coupon     Score    Score
------------------------------------------------------------------------------------------------------
12ML                        1,737  $ 954,157,432     100.00%  $   549,780     4.385%      621      741
------------------------------------------------------------------------------------------------------
Total:                      1,737  $ 954,157,432     100.00%  $   549,780     4.385%      621      741
------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                                                                      W.A.
                           Max.     Min.       W.A.       Max.     Remaining  W.A.
                           FICO   Original   Original   Original    Term to   Loan
Index                      Score     LTV        LTV        LTV      Maturity   Age
----------------------------------------------------------------------------------
12ML                         817      8.36%     66.53%     95.00%        358     1
----------------------------------------------------------------------------------
Total:                       817      8.36%     66.53%     95.00%        358     1
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5.  Loan Purpose

------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average
                            of        Current        by        Original      W.A.       Min.     W.A.
                         Mortgage    Principal    Principal    Principal    Gross       FICO     FICO
Loan Purpose              Loans       Balance      Balance      Balance     Coupon     Score    Score
------------------------------------------------------------------------------------------------------
Refinance-Rate/Term           915  $ 520,149,758      54.51%  $   569,160     4.385%      622      741
Purchase                      561    299,424,761      31.38       533,932     4.337       622      743
Refinance-Cashout             261    134,582,913      14.10       515,904     4.495       621      734
------------------------------------------------------------------------------------------------------
Total:                      1,737  $ 954,157,432     100.00%  $   549,780     4.385%      621      741
------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                                                                      W.A.
                           Max.     Min.       W.A.       Max.     Remaining  W.A.
                           FICO   Original   Original   Original    Term to   Loan
Loan Purpose               Score     LTV        LTV        LTV      Maturity   Age
----------------------------------------------------------------------------------
Refinance-Rate/Term          814      8.36%     61.14%     89.05%        358     1
Purchase                     817     35.56      77.17      95.00         359     1
Refinance-Cashout            812     19.83      63.68      80.00         358     1
----------------------------------------------------------------------------------
Total:                       817      8.36%     66.53%     95.00%        358     1
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6.  Property Type

--------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average
                            of        Current        by        Original        W.A.       Min.     W.A.
                         Mortgage    Principal    Principal    Principal     Gross       FICO     FICO
Property Type             Loans       Balance      Balance      Balance      Coupon      Score    Score
--------------------------------------------------------------------------------------------------------
SFR                         1,122  $ 623,861,283      65.38%  $    556,593      4.383%      621      739
PUD Detach                    365    205,358,197       21.52       562,925      4.395       626      741
Condo                         206    103,515,805       10.85       502,736      4.365       627      746
PUD Attach                     29     13,323,202        1.40       459,802      4.383       643      747
2-Family                        8      4,436,708        0.46       554,875      4.599       734      769
3-Family                        4      2,628,235        0.28       657,750      4.679       734      759
Townhouse                       3      1,034,003        0.11       345,000      4.286       734      770
--------------------------------------------------------------------------------------------------------
Total:                      1,737  $ 954,157,432     100.00%  $    549,780      4.385%      621      741
--------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                                                                      W.A.
                           Max.     Min.       W.A.       Max.     Remaining  W.A.
                           FICO   Original   Original   Original    Term to   Loan
Property Type              Score     LTV        LTV        LTV      Maturity   Age
----------------------------------------------------------------------------------
SFR                          814      8.36%     65.24%     95.00%        358     1
PUD Detach                   817     19.83      66.94      95.00         359     1
Condo                        817     32.27      71.87      90.91         359     1
PUD Attach                   797     54.16      76.88      95.00         359     1
2-Family                     804     38.38      66.48      84.09         360     0
3-Family                     786     65.95      76.06      80.00         359     1
Townhouse                    793     66.73      74.93      80.00         359     1
----------------------------------------------------------------------------------
Total:                       817      8.36%     66.53%     95.00%        358     1
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7.  Occupancy Status

------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average
                            of        Current        by        Original      W.A.       Min.     W.A.
                         Mortgage    Principal    Principal    Principal    Gross       FICO     FICO
Occupancy Status          Loans       Balance      Balance      Balance     Coupon     Score    Score
------------------------------------------------------------------------------------------------------
Primary                     1,625  $ 892,483,169      93.54%  $   549,707     4.381%      621      740
Secondary                     102     56,273,381       5.90       551,891     4.427       622      750
Investor                       10      5,400,882       0.57       540,200     4.675       684      724
------------------------------------------------------------------------------------------------------
Total:                      1,737  $ 954,157,432     100.00%  $   549,780     4.385%      621      741
------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                                                                      W.A.
                           Max.     Min.       W.A.       Max.     Remaining  W.A.
                           FICO   Original   Original   Original    Term to   Loan
Occupancy Status          Score     LTV         LTV        LTV     Maturity    Age
----------------------------------------------------------------------------------
Primary                      817      8.36%     66.49%     95.00%        358     1
Secondary                    816     26.16      67.09      80.00         359     1
Investor                     790     50.58      67.77      80.00         359     1
----------------------------------------------------------------------------------
Total:                       817      8.36%     66.53%     95.00%        358     1
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8.  Geographic Distribution

------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average
                            of        Current        by         Original     W.A.       Min.     W.A.
Geographic               Mortgage    Principal    Principal    Principal    Gross       FICO     FICO
Distribution              Loans       Balance      Balance      Balance     Coupon     Score    Score
------------------------------------------------------------------------------------------------------
California                  1,175  $ 650,878,691      68.22%  $   554,479     4.399%      621      742
Illinois                      103     60,479,602       6.34       587,354     4.302       635      739
Florida                        76     40,143,849       4.21       528,511     4.372       622      743
Virginia                       41     19,232,482       2.02       469,465     4.299       622      719
North Carolina                 33     17,771,121       1.86       538,873     4.327       624      739
Nevada                         25     14,543,646       1.52       581,867     4.354       655      757
Colorado                       26     14,260,032       1.49       548,587     4.337       696      749
Maryland                       32     13,796,173       1.45       431,438     4.340       625      732
Massachusetts                  25     13,470,922       1.41       539,166     4.492       673      725
South Carolina                 23     12,869,487       1.35       559,980     4.428       623      734
Washington                     22     12,125,111       1.27       551,627     4.441       651      731
Georgia                        18     10,839,994       1.14       603,150     4.343       638      737
Texas                          22     10,413,369       1.09       473,669     4.289       669      737
District of Columbia           20     10,080,071       1.06       504,202     4.277       626      732
Arizona                        18      9,490,369       0.99       527,468     4.334       656      725
Minnesota                      13      7,053,778       0.74       542,808     4.341       647      728
Missouri                       11      6,448,819       0.68       587,330     4.391       686      751
Connecticut                     7      4,192,008       0.44       599,271     4.533       698      742
Michigan                        5      3,432,000       0.36       686,400     4.450       622      713
New Jersey                      6      3,233,841       0.34       539,133     4.561       723      759
Other                          36     19,402,066       2.03       539,305     4.411       652      748
------------------------------------------------------------------------------------------------------
Total:                      1,737  $ 954,157,432     100.00%  $   549,780     4.385%      621      741
------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                                                                      W.A.
                           Max.     Min.       W.A.       Max.     Remaining  W.A.
Geographic                 FICO   Original   Original   Original    Term to   Loan
Distribution              Score     LTV         LTV        LTV     Maturity    Age
----------------------------------------------------------------------------------
California                   814      8.36%     65.90%     95.00%        358     1
Illinois                     803     14.96      63.47      94.99         359     1
Florida                      816     20.91      71.98      95.00         359     1
Virginia                     805     31.65      71.16      89.99         359     1
North Carolina               793     28.10      66.94      80.00         357     1
Nevada                       802     47.34      70.70      89.05         359     1
Colorado                     786     33.09      63.16      80.00         359     1
Maryland                     812     41.92      71.16      95.00         354     1
Massachusetts                810     34.74      67.41      80.00         359     1
South Carolina               817     33.33      68.71      80.00         359     1
Washington                   804     24.13      63.85      80.00         359     1
Georgia                      793     26.06      57.35      80.00         359     1
Texas                        794     28.40      74.78      94.56         359     1
District of Columbia         817     57.47      76.46      95.00         359     1
Arizona                      793     37.14      69.53      95.00         359     1
Minnesota                    790     30.73      62.55      80.00         359     1
Missouri                     793     47.69      69.73      90.00         359     1
Connecticut                  781     53.06      67.19      79.98         359     1
Michigan                     767     50.00      68.53      80.00         360     0
New Jersey                   781     43.16      70.22      80.00         359     1
Other                        810     45.43      69.96      95.00         358     1
----------------------------------------------------------------------------------
Total:                       817      8.36%     66.53%     95.00%        358     1
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9.  County Distribution

------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average
                            of        Current        by         Original     W.A.      Min.      W.A.
                         Mortgage    Principal    Principal    Principal    Gross      FICO     FICO
County Distribution       Loans       Balance      Balance      Balance     Coupon     Score    Score
------------------------------------------------------------------------------------------------------
Los Angeles                   184  $ 111,364,469      11.67%  $   605,486     4.409%      626      742
Santa Clara                   200    108,505,469      11.37       544,523     4.384       638      747
Orange                        126     72,689,845       7.62       577,162     4.393       625      743
San Diego                     128     70,140,083       7.35       548,204     4.399       621      739
San Mateo                     107     58,503,266       6.13       547,041     4.374       632      742
San Francisco                  73     41,268,440       4.33       565,532     4.416       638      740
Alameda                        85     41,068,310       4.30       483,457     4.368       626      748
Cook                           65     36,508,648       3.83       561,823     4.362       635      733
Contra Costa                   69     35,829,654       3.76       519,495     4.422       635      738
Marin                          26     18,895,084       1.98       726,951     4.369       671      739
Other                         674    359,384,164      37.67       533,511     4.374       622      738
------------------------------------------------------------------------------------------------------
Total:                      1,737  $ 954,157,432     100.00%  $   549,780     4.385%      621      741
------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                                                                      W.A.
                           Max.     Min.       W.A.       Max.     Remaining  W.A.
                           FICO   Original   Original   Original    Term to   Loan
County Distribution       Score     LTV         LTV        LTV     Maturity    Age
----------------------------------------------------------------------------------
Los Angeles                  813     14.08%     62.86%     95.00%        357     1
Santa Clara                  810      8.60      64.55      84.90         359     1
Orange                       812     19.83      64.65      95.00         357     1
San Diego                    803     26.16      66.78      80.00         358     1
San Mateo                    809      8.36      67.84      83.00         359     1
San Francisco                814     13.83      70.84      95.00         359     1
Alameda                      809     34.76      71.46      90.00         359     1
Cook                         795     14.96      65.74      94.99         359     1
Contra Costa                 806     25.29      65.21      88.95         359     1
Marin                        811     19.83      61.92      80.00         360     0
Other                        817     14.72      67.78      95.00         358     1
----------------------------------------------------------------------------------
Total:                       817      8.36%     66.53%     95.00%        358     1
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average
                            of        Current        by         Original     W.A.      Min.      W.A.
                         Mortgage    Principal    Principal    Principal    Gross      FICO     FICO
Original LTV              Loans       Balance      Balance      Balance     Coupon     Score    Score
------------------------------------------------------------------------------------------------------
5.01 - 10.00                    2  $     836,300       0.09%  $   418,500     4.728%      692      747
10.01 - 15.00                   4      2,467,360       0.26       616,994     4.327       669      747
15.01 - 20.00                   4      2,864,941       0.30       716,366     4.207       691      756
20.01 - 25.00                  10      4,997,437       0.52       500,111     4.489       687      756
25.01 - 30.00                  24     13,797,785       1.45       575,084     4.450       669      735
30.01 - 35.00                  31     18,791,201       1.97       606,414     4.362       641      753
35.01 - 40.00                  41     24,900,436       2.61       607,601     4.359       652      746
40.01 - 45.00                  48     30,197,381       3.16       629,304     4.313       651      743
45.01 - 50.00                  92     57,277,754       6.00       623,088     4.402       641      752
50.01 - 55.00                  64     39,827,981       4.17       622,639     4.373       635      744
55.01 - 60.00                 143     82,056,403       8.60       574,117     4.352       635      738
60.01 - 65.00                 156     95,026,335       9.96       609,597     4.415       644      743
65.01 - 70.00                 167     95,802,560      10.04       573,926     4.429       621      736
70.01 - 75.00                 205    112,282,210      11.77       547,929     4.401       625      737
75.01 - 80.00                 718    361,434,318      37.88       504,094     4.371       622      741
80.01 - 85.00                   5      2,348,170       0.25       469,742     4.751       625      679
85.01 - 90.00                  12      4,719,552       0.49       393,337     4.339       626      702
90.01 - 95.00                  11      4,529,308       0.47       411,805     4.396       626      702
------------------------------------------------------------------------------------------------------
Total:                      1,737  $ 954,157,432     100.00%  $   549,780     4.385%      621      741
------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                                                                      W.A.
                           Max.     Min.       W.A.       Max.     Remaining  W.A.
                           FICO   Original   Original   Original    Term to   Loan
Original LTV              Score     LTV         LTV        LTV     Maturity    Age
----------------------------------------------------------------------------------
5.01 - 10.00                 785      8.36%      8.46%      8.60%        359     1
10.01 - 15.00                797     13.83      14.49      14.96         359     1
15.01 - 20.00                779     18.94      19.63      19.84         359     1
20.01 - 25.00                794     20.06      22.37      24.39         359     1
25.01 - 30.00                808     25.29      27.90      30.00         360     0
30.01 - 35.00                810     30.53      32.92      35.00         359     1
35.01 - 40.00                804     35.32      38.58      40.00         359     1
40.01 - 45.00                807     40.37      43.22      45.00         359     1
45.01 - 50.00                812     45.13      47.96      50.00         355     1
50.01 - 55.00                806     50.31      52.73      55.00         356     1
55.01 - 60.00                814     55.17      57.64      60.00         358     1
60.01 - 65.00                813     60.18      63.11      65.00         359     1
65.01 - 70.00                806     65.04      68.18      70.00         358     1
70.01 - 75.00                806     70.06      73.15      75.00         359     1
75.01 - 80.00                817     75.01      79.23      80.00         359     1
80.01 - 85.00                741     82.06      83.85      85.00         359     1
85.01 - 90.00                802     85.19      89.10      90.00         359     1
90.01 - 95.00                756     90.91      94.64      95.00         359     1
----------------------------------------------------------------------------------
Total:                       817      8.36%     66.53%     95.00%        358     1
----------------------------------------------------------------------------------

W.A.: 66.53%
Lowest: 8.36%
Highest: 95.00%

--------------------------------------------------------------------------------

11. Original Term

------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average
                            of        Current        by         Original     W.A.      Min.      W.A.
                         Mortgage    Principal    Principal    Principal    Gross      FICO     FICO
Original Term             Loans       Balance      Balance      Balance     Coupon     Score    Score
------------------------------------------------------------------------------------------------------
120                             1  $     462,036       0.05%  $   465,112     4.500%      783      783
180                             6      3,239,782       0.34       541,895     4.547       659      741
240                             1        474,500       0.05       474,500     4.500       678      678
300                             2        982,710       0.10       492,245     4.500       694      700
360                         1,727    948,998,404      99.46       549,967     4.384       621      741
------------------------------------------------------------------------------------------------------
Total:                      1,737  $ 954,157,432     100.00%  $   549,780     4.385%      621      741
------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                                                                      W.A.
                           Max.     Min.       W.A.       Max.     Remaining  W.A.
                           FICO   Original   Original   Original    Term to   Loan
Original Term             Score     LTV         LTV        LTV     Maturity    Age
----------------------------------------------------------------------------------
120                          783     57.78%     57.78%     57.78%        119     1
180                          806     45.61      54.45      69.10         179     1
240                          678     63.27      63.27      63.27         240     0
300                          704     77.72      78.44      78.88         299     1
360                          817      8.36      66.57      95.00         359     1
----------------------------------------------------------------------------------
Total:                       817      8.36%     66.53%     95.00%        358     1
----------------------------------------------------------------------------------

W.A.: 359.2 months
Lowest: 120 months
Highest: 360 months


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-E Group 1
                                    3-1 ARMs
--------------------------------------------------------------------------------

1.  Original Balance

------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average
                            of        Current        by        Original      W.A.       Min.     W.A.
                         Mortgage    Principal    Principal    Principal    Gross       FICO     FICO
Original Balance          Loans       Balance      Balance      Balance     Coupon     Score    Score
------------------------------------------------------------------------------------------------------
250,001 - 350,000              17  $   5,849,610       1.91%  $   344,356     4.051%      662      737
350,001 - 450,000             194     77,748,220      25.37       401,088     3.978       634      745
450,001 - 550,000             143     71,226,979      23.24       498,502     3.934       630      749
550,001 - 650,000             105     63,186,375      20.62       603,446     3.913       630      744
650,001 - 750,000              43     30,050,736       9.81       699,769     3.941       678      744
750,001 - 850,000              26     20,890,092       6.82       807,650     3.872       693      760
850,001 - 950,000              14     12,622,804       4.12       902,898     3.916       624      745
950,001 - 1,050,000            24     23,769,896       7.76       991,133     3.922       677      743
1,050,001 - 1,150,000           1      1,108,000       0.36     1,108,000     3.500       727      727
------------------------------------------------------------------------------------------------------
Total:                        567  $ 306,452,712     100.00%  $   541,336     3.936%      624      746
------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                                                                      W.A.
                          Max.      Min.       W.A.       Max.     Remaining  W.A.
                          FICO    Original   Original   Original    Term to   Loan
Original Balance          Score     LTV        LTV        LTV      Maturity   Age
----------------------------------------------------------------------------------
250,001 - 350,000            800     47.36%     73.83%     80.00%        359     1
350,001 - 450,000            821     30.15      68.38      80.00         359     1
450,001 - 550,000            814     21.57      68.09      90.00         359     1
550,001 - 650,000            815     12.50      63.94      80.00         358     1
650,001 - 750,000            804     18.48      63.82      80.00         354     1
750,001 - 850,000            810     32.24      56.95      80.00         359     1
850,001 - 950,000            798     34.42      60.32      80.00         360     0
950,001 - 1,050,000          793     20.42      58.29      77.37         360     0
1,050,001 - 1,150,000        727     49.24      49.24      49.24         360     0
----------------------------------------------------------------------------------
Total:                       821     12.50%     65.09%     90.00%        359     1
----------------------------------------------------------------------------------

Average: $541,335.76
Lowest: $336,000.00
Highest: $1,108,000.00
--------------------------------------------------------------------------------

2.  Gross Coupon

------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average
                            of        Current        by        Original      W.A.       Min.     W.A.
                         Mortgage    Principal    Principal    Principal    Gross       FICO     FICO
Gross Coupon              Loans       Balance      Balance      Balance     Coupon     Score    Score
------------------------------------------------------------------------------------------------------
2.751 - 2.875                   1  $     498,623       0.16%  $   500,000     2.875%      762      762
3.251 - 3.375                   3      1,570,470       0.51       524,333     3.375       731      762
3.376 - 3.500                  12      7,871,203       2.57       656,233     3.500       716      748
3.501 - 3.625                  55     32,245,652      10.52       586,622     3.625       640      749
3.626 - 3.750                 119     66,820,733      21.80       562,605     3.750       658      753
3.751 - 3.875                 116     61,722,917      20.14       532,544     3.875       648      749
3.876 - 4.000                  83     43,425,734      14.17       523,968     4.000       624      746
4.001 - 4.125                  78     40,679,273      13.27       523,547     4.125       630      733
4.126 - 4.250                  53     26,833,008       8.76       506,884     4.250       650      739
4.251 - 4.375                  34     17,848,394       5.82       525,511     4.375       630      743
4.376 - 4.500                   9      4,536,887       1.48       504,442     4.500       655      741
4.501 - 4.625                   2      1,120,556       0.37       561,000     4.625       716      740
4.626 - 4.750                   1        680,000       0.22       680,000     4.750       767      767
4.751 - 4.875                   1        599,262       0.20       600,000     4.875       753      753
------------------------------------------------------------------------------------------------------
Total:                        567  $ 306,452,712     100.00%  $   541,336     3.936%      624      746
------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                                                                      W.A.
                           Max.     Min.       W.A.       Max.     Remaining  W.A.
                           FICO   Original   Original   Original    Term to   Loan
Gross Coupon              Score     LTV        LTV        LTV      Maturity   Age
----------------------------------------------------------------------------------
2.751 - 2.875                762     51.02%     51.02%     51.02%        359     1
3.251 - 3.375                798     47.36      64.29      74.36         359     1
3.376 - 3.500                791     41.67      58.77      79.56         360     0
3.501 - 3.625                810     32.68      60.74      90.00         360     0
3.626 - 3.750                814     32.56      65.15      80.00         360     0
3.751 - 3.875                821     18.48      63.61      80.00         359     1
3.876 - 4.000                799     37.40      66.65      90.00         356     1
4.001 - 4.125                817     12.50      68.35      80.00         357     1
4.126 - 4.250                801     30.15      66.62      80.00         359     1
4.251 - 4.375                815     32.24      64.92      80.00         359     1
4.376 - 4.500                798     38.47      66.56      80.00         359     1
4.501 - 4.625                766     80.00      84.80      89.93         359     1
4.626 - 4.750                767     80.00      80.00      80.00         360     0
4.751 - 4.875                753     80.00      80.00      80.00         359     1
----------------------------------------------------------------------------------
Total:                       821     12.50%     65.09%     90.00%        359     1
----------------------------------------------------------------------------------

W.A.: 3.936%
Lowest: 2.875%
Highest: 4.875%
--------------------------------------------------------------------------------

3.  Credit Score

------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average
                            of        Current        by        Original      W.A.       Min.     W.A.
                         Mortgage    Principal    Principal    Principal    Gross       FICO     FICO
Credit Score              Loans       Balance      Balance      Balance     Coupon     Score    Score
------------------------------------------------------------------------------------------------------
800 - 824                      14  $   7,613,762       2.48%  $   544,293     3.905%      800      808
775 - 799                     133     71,466,830      23.32       538,685     3.909       775      785
750 - 774                     155     84,920,365      27.71       549,051     3.926       750      763
725 - 749                     112     62,205,916      20.30       555,875     3.929       725      738
700 - 724                      75     39,942,700      13.03       532,973     3.951       700      712
675 - 699                      57     29,746,499       9.71       522,310     3.996       675      688
650 - 674                      14      6,526,098       2.13       466,543     4.038       650      661
625 - 649                       6      3,117,544       1.02       520,333     4.058       630      636
600 - 624                       1        913,000       0.30       913,000     4.000       624      624
------------------------------------------------------------------------------------------------------
Total:                        567  $ 306,452,712     100.00%  $   541,336     3.936%      624      746
------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                                                                      W.A.
                           Max.     Min.       W.A.       Max.     Remaining  W.A.
                           FICO   Original   Original   Original    Term to   Loan
Credit Score              Score     LTV        LTV        LTV      Maturity   Age
----------------------------------------------------------------------------------
800 - 824                    821     33.01%     57.95%     80.00%        359     1
775 - 799                    799     30.15      62.87      90.00         359     1
750 - 774                    774     32.56      65.39      89.93         358     1
725 - 749                    749     20.42      64.25      80.00         359     1
700 - 724                    724     18.48      67.27      80.00         359     1
675 - 699                    699     12.50      69.01      80.00         359     1
650 - 674                    674     38.47      71.52      90.00         342     1
625 - 649                    648     54.10      69.30      80.00         359     1
600 - 624                    624     45.65      45.65      45.65         360     0
----------------------------------------------------------------------------------
Total:                       821     12.50%     65.09%     90.00%        359     1
----------------------------------------------------------------------------------

W.A.: 746
Lowest: 624
Highest: 821
--------------------------------------------------------------------------------

4.  Index

------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average
                            of        Current        by        Original      W.A.       Min.     W.A.
                         Mortgage    Principal    Principal    Principal    Gross       FICO     FICO
Index                     Loans       Balance      Balance      Balance     Coupon     Score    Score
------------------------------------------------------------------------------------------------------
12ML                          567  $ 306,452,712     100.00%  $   541,336     3.936%      624      746
------------------------------------------------------------------------------------------------------
Total:                        567  $ 306,452,712     100.00%  $   541,336     3.936%      624      746
------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                                                                      W.A.
                           Max.     Min.       W.A.       Max.     Remaining  W.A.
                           FICO   Original   Original   Original    Term to   Loan
Index                     Score     LTV        LTV        LTV      Maturity   Age
----------------------------------------------------------------------------------
12ML                         821     12.50%     65.09%     90.00%        359     1
----------------------------------------------------------------------------------
Total:                       821     12.50%     65.09%     90.00%        359     1
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5.  Loan Purpose

------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average
                            of        Current        by        Original      W.A.       Min.     W.A.
                         Mortgage    Principal    Principal    Principal    Gross       FICO     FICO
Loan Purpose              Loans       Balance      Balance      Balance     Coupon     Score    Score
------------------------------------------------------------------------------------------------------
Refinance-Rate/Term           420  $ 229,216,810      74.80%  $   546,414     3.907%      624      745
Purchase                       90     48,604,896      15.86       540,752     3.969       665      753
Refinance-Cashout              57     28,631,007       9.34       504,838     4.117       652      747
------------------------------------------------------------------------------------------------------
Total:                        567  $ 306,452,712     100.00%  $   541,336     3.936%      624      746
------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                                                                      W.A.
                           Max.     Min.       W.A.       Max.     Remaining  W.A.
                           FICO   Original   Original   Original    Term to   Loan
Loan Purpose              Score     LTV        LTV        LTV      Maturity   Age
----------------------------------------------------------------------------------
Refinance-Rate/Term          821     12.50%     62.66%     90.00%        359     1
Purchase                     817     36.73      74.93      90.00         356     1
Refinance-Cashout            804     36.11      67.84      89.93         359     1
----------------------------------------------------------------------------------
Total:                       821     12.50%     65.09%     90.00%        359     1
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6.  Property Type

------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average
                            of        Current        by        Original      W.A.       Min.     W.A.
                         Mortgage    Principal    Principal    Principal    Gross       FICO     FICO
Property Type             Loans       Balance      Balance      Balance     Coupon     Score    Score
------------------------------------------------------------------------------------------------------
SFR                           378  $ 210,316,331      68.63%  $   557,425     3.919%      624      745
PUD Detach                    112     59,069,212      19.28       527,920     3.957       648      745
Condo                          45     20,998,747       6.85       467,109     3.997       676      754
PUD Attach                     20      9,058,504       2.96       453,330     3.941       680      762
2-Family                       10      5,980,461       1.95       598,700     4.016       696      738
4-Family                        1        680,000       0.22       680,000     4.750       767      767
3-Family                        1        349,457       0.11       349,950     4.125       723      723
------------------------------------------------------------------------------------------------------
Total:                        567  $ 306,452,712     100.00%  $   541,336     3.936%      624      746
------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                                                                      W.A.
                           Max.     Min.       W.A.       Max.     Remaining  W.A.
                           FICO   Original   Original   Original    Term to   Loan
Property Type             Score     LTV        LTV        LTV      Maturity   Age
----------------------------------------------------------------------------------
SFR                          821     12.50%     64.07%     90.00%        359     1
PUD Detach                   799     30.15      64.26      90.00         357     1
Condo                        817     32.56      70.14      80.00         359     1
PUD Attach                   813     64.73      75.56      80.00         359     1
2-Family                     771     37.40      73.18      80.00         359     1
4-Family                     767     80.00      80.00      80.00         360     0
3-Family                     723     79.99      79.99      79.99         359     1
----------------------------------------------------------------------------------
Total:                       821     12.50%     65.09%     90.00%        359     1
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7. Occupancy Status

------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average
                            of        Current        by        Original      W.A.       Min.     W.A.
                         Mortgage    Principal    Principal    Principal    Gross       FICO     FICO
Occupancy Status          Loans       Balance      Balance      Balance     Coupon     Score    Score
------------------------------------------------------------------------------------------------------
Primary                       547  $ 295,878,529      96.55%  $   541,755     3.931%      624      746
Secondary                      16      8,835,350       2.88       553,581     4.021       677      751
Investor                        4      1,738,833       0.57       435,000     4.374       655      714
------------------------------------------------------------------------------------------------------
Total:                        567  $ 306,452,712     100.00%  $   541,336     3.936%      624      746
------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                                                                      W.A.
                           Max.     Min.       W.A.       Max.     Remaining  W.A.
                           FICO   Original   Original   Original    Term to   Loan
Occupancy Status          Score     LTV        LTV        LTV      Maturity   Age
----------------------------------------------------------------------------------
Primary                      821     18.48%     64.97%     90.00%        359     1
Secondary                    793     12.50      68.78      80.00         341     1
Investor                     774     38.47      66.75      80.00         360     0
----------------------------------------------------------------------------------
Total:                       821     12.50%     65.09%     90.00%        359     1
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8. Geographic Distribution

------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average
                            of        Current        by        Original      W.A.       Min.     W.A.
                         Mortgage    Principal    Principal    Principal    Gross       FICO     FICO
Geographic Distribution   Loans       Balance      Balance      Balance     Coupon     Score    Score
------------------------------------------------------------------------------------------------------
California                    449  $ 242,938,610      79.27%  $   541,684     3.936%      624      748
Illinois                       45     24,877,949       8.12       556,244     3.903       650      745
Colorado                       15      8,468,631       2.76       565,102     3.890       634      735
Florida                         8      4,679,856       1.53       585,848     4.057       678      763
Massachusetts                   4      2,494,148       0.81       624,000     3.878       676      725
Virginia                        5      2,020,292       0.66       404,300     4.088       662      734
Wisconsin                       4      1,951,866       0.64       488,500     3.875       676      742
North Carolina                  3      1,778,946       0.58       593,667     4.084       776      783
Connecticut                     2      1,380,743       0.45       691,400     3.822       677      687
Arizona                         3      1,348,623       0.44       450,000     3.510       715      755
Michigan                        3      1,277,337       0.42       426,000     3.859       692      722
Minnesota                       2      1,258,037       0.41       629,800     3.934       712      733
Missouri                        2      1,175,021       0.38       588,000     3.974       759      765
Kansas                          2      1,171,273       0.38       586,500     3.973       640      691
Indiana                         2      1,051,605       0.34       526,600     3.721       706      711
Washington                      1      1,000,000       0.33     1,000,000     4.000       710      710
Nevada                          2        997,272       0.33       499,075     4.288       665      688
Delaware                        2        780,373       0.25       390,725     4.250       697      706
Maryland                        2        688,061       0.22       344,500     4.311       746      767
Hawaii                          1        659,096       0.22       672,000     4.000       760      760
Other                          10      4,454,973       1.45       446,140     4.050       681      738
------------------------------------------------------------------------------------------------------
Total:                        567  $ 306,452,712     100.00%  $   541,336     3.936%      624      746
------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                                                                      W.A.
                           Max.     Min.       W.A.       Max.     Remaining  W.A.
                           FICO   Original   Original   Original    Term to   Loan
Geographic Distribution   Score     LTV        LTV        LTV      Maturity   Age
----------------------------------------------------------------------------------
California                   821     12.50%     64.43%     90.00%        359     1
Illinois                     814     21.57      61.42      80.00         359     1
Colorado                     791     52.80      70.89      90.00         346     1
Florida                      793     61.07      74.14      80.00         359     1
Massachusetts                779     53.90      62.07      70.00         359     1
Virginia                     754     49.40      72.53      80.00         360     0
Wisconsin                    798     70.00      75.05      79.05         359     1
North Carolina               793     74.85      78.42      80.00         359     1
Connecticut                  712     67.72      71.28      80.00         359     1
Arizona                      783     51.02      61.96      80.00         360     0
Michigan                     758     53.89      70.82      80.00         360     0
Minnesota                    754     53.30      65.20      77.50         360     0
Missouri                     773     54.17      63.08      74.08         359     1
Kansas                       749     73.45      75.50      77.86         359     1
Indiana                      718     66.10      72.50      76.47         359     1
Washington                   710     66.67      66.67      66.67         360     0
Nevada                       700     75.09      76.80      80.00         359     1
Delaware                     715     77.86      78.95      79.99         359     1
Maryland                     790     65.37      72.50      80.00         359     1
Hawaii                       760     80.00      80.00      80.00         119     1
Other                        799     63.11      74.33      80.00         359     1
----------------------------------------------------------------------------------
Total:                       821     12.50%     65.09%     90.00%        359     1
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9.  County Distribution

------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average
                            of        Current        by        Original      W.A.       Min.     W.A.
                         Mortgage    Principal    Principal    Principal    Gross       FICO     FICO
County Distribution       Loans       Balance      Balance      Balance     Coupon     Score    Score
------------------------------------------------------------------------------------------------------
Santa Clara                   194  $ 106,681,371      34.81%  $   550,780     3.856%      634      753
Alameda                        72     35,723,192      11.66       496,493     3.927       655      741
San Mateo                      41     23,621,776       7.71       576,627     3.933       630      749
Orange                         36     21,015,078       6.86       584,388     4.110       652      747
Los Angeles                    35     19,394,069       6.33       554,508     4.016       695      747
Cook                           26     15,037,186       4.91       583,869     3.900       650      741
Contra Costa                   18      8,431,560       2.75       468,694     4.035       688      752
Lake                           14      7,376,133       2.41       527,386     3.886       695      751
San Francisco                  14      7,333,964       2.39       524,410     4.081       688      751
San Diego                      15      7,140,287       2.33       476,347     4.067       668      723
Other                         102     54,698,096      17.85       536,899     3.971       624      736
------------------------------------------------------------------------------------------------------
Total:                        567  $ 306,452,712     100.00%  $   541,336     3.936%      624      746
------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                                                                      W.A.
                           Max.     Min.       W.A.       Max.     Remaining  W.A.
                           FICO   Original   Original   Original    Term to   Loan
County Distribution       Score     LTV        LTV        LTV      Maturity   Age
----------------------------------------------------------------------------------
Santa Clara                  821     20.42%     65.29%     89.93%        359     1
Alameda                      815     33.41      66.16      80.00         360     0
San Mateo                    805     18.48      63.56      90.00         359     1
Orange                       817     30.15      59.69      80.00         359     1
Los Angeles                  804     23.86      60.50      80.00         360     0
Cook                         814     32.56      62.18      80.00         359     1
Contra Costa                 795     40.42      67.11      80.00         360     0
Lake                         784     21.57      57.41      80.00         360     0
San Francisco                791     37.40      69.80      80.00         359     1
San Diego                    787     12.50      62.23      80.00         360     0
Other                        801     40.00      69.64      90.00         354     1
----------------------------------------------------------------------------------
Total:                       821     12.50%     65.09%     90.00%        359     1
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average
                            of        Current        by        Original      W.A.       Min.     W.A.
                         Mortgage    Principal    Principal    Principal    Gross       FICO     FICO
Original LTV              Loans       Balance      Balance      Balance     Coupon     Score    Score
------------------------------------------------------------------------------------------------------
10.01 - 15.00                   1  $     600,000       0.20%  $   600,000     4.125%      677      677
15.01 - 20.00                   1        737,911       0.24       739,000     3.875       719      719
20.01 - 25.00                   3      2,137,056       0.70       712,833     3.946       734      745
30.01 - 35.00                  12      7,139,876       2.33       595,476     3.905       731      778
35.01 - 40.00                  12      7,780,289       2.54       648,833     3.971       655      757
40.01 - 45.00                  15      9,552,644       3.12       637,353     3.810       714      760
45.01 - 50.00                  30     17,614,743       5.75       587,510     3.894       624      748
50.01 - 55.00                  39     23,191,298       7.57       595,143     3.933       630      747
55.01 - 60.00                  34     18,711,439       6.11       550,764     3.814       668      755
60.01 - 65.00                  89     51,406,323      16.77       580,366     3.865       630      752
65.01 - 70.00                  76     39,882,314      13.01       525,363     3.965       652      742
70.01 - 75.00                  81     42,809,691      13.97       528,912     3.940       640      742
75.01 - 80.00                 171     83,402,621      27.22       488,282     4.011       634      740
85.01 - 90.00                   3      1,486,507       0.49       495,967     4.111       674      743
------------------------------------------------------------------------------------------------------
Total:                        567  $ 306,452,712     100.00%  $   541,336     3.936%      624      746
------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                                                                      W.A.
                           Max.     Min.       W.A.       Max.     Remaining  W.A.
                           FICO   Original   Original   Original    Term to   Loan
Original LTV              Score     LTV        LTV        LTV      Maturity   Age
----------------------------------------------------------------------------------
10.01 - 15.00                677     12.50%     12.50%     12.50%        360     0
15.01 - 20.00                719     18.48      18.48      18.48         359     1
20.01 - 25.00                749     20.42      21.70      23.86         360     0
30.01 - 35.00                815     30.15      33.26      34.84         359     1
35.01 - 40.00                795     36.11      38.43      40.00         359     1
40.01 - 45.00                807     40.42      42.14      44.34         359     1
45.01 - 50.00                821     45.16      47.71      49.94         360     0
50.01 - 55.00                798     50.14      52.80      54.97         359     1
55.01 - 60.00                814     55.06      58.02      60.00         359     1
60.01 - 65.00                803     60.05      63.08      65.00         360     0
65.01 - 70.00                813     65.09      68.06      70.00         359     1
70.01 - 75.00                802     70.07      72.95      75.00         359     1
75.01 - 80.00                817     75.09      78.86      80.00         356     1
85.01 - 90.00                783     89.93      89.97      90.00         359     1
----------------------------------------------------------------------------------
Total:                       821     12.50%     65.09%     90.00%        359     1
----------------------------------------------------------------------------------

W.A.: 65.09%
Lowest: 12.50%
Highest: 90.00%

--------------------------------------------------------------------------------

11. Original Term

------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average
                            of        Current        by        Original      W.A.       Min.     W.A.
                         Mortgage    Principal    Principal    Principal    Gross       FICO     FICO
Original Term             Loans       Balance      Balance      Balance     Coupon     Score    Score
------------------------------------------------------------------------------------------------------
120                            1  $     659,096       0.22%  $   672,000     4.000%      760      760
180                            1        638,200       0.21       638,200     4.125       650      650
360                          565    305,155,416      99.58       540,933     3.936       624      746
------------------------------------------------------------------------------------------------------
Total:                       567  $ 306,452,712     100.00%  $   541,336     3.936%      624      746
------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                                                                      W.A.
                           Max.     Min.       W.A.       Max.     Remaining  W.A.
                           FICO   Original   Original   Original    Term to   Loan
Original Term             Score     LTV        LTV        LTV      Maturity   Age
----------------------------------------------------------------------------------
120                          760     80.00%     80.00%     80.00%        119     1
180                          650     79.28      79.28      79.28         180     0
360                          821     12.50      65.03      90.00         359     1
----------------------------------------------------------------------------------
Total:                       821     12.50%     65.09%     90.00%        359     1
----------------------------------------------------------------------------------

W.A.: 359.1 months
Lowest: 120 months
Highest: 360 months
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                  BoAMS 2004-E
                                 Total Combined

--------------------------------------------------------------------------------

1. Original Balance

------------------------------------------------------------------------------------------------------
                                                      Percent
                          Number      Aggregate      of Loans     Average
                            of         Current          by       Original      W.A.     Min.     W.A.
                         Mortgage     Principal      Principal   Principal     Gross    FICO     FICO
Original Balance          Loans        Balance        Balance     Balance     Coupon    Score   Score
------------------------------------------------------------------------------------------------------
<= 250,000                    709  $   123,000,704        7.91% $   173,514     4.509%    620      740
250,001 - 350,000             475      145,789,600        9.38      307,035     4.471     623      735
350,001 - 450,000             811      325,711,798       20.95      401,874     4.329     622      741
450,001 - 550,000             609      302,586,711       19.46      497,718     4.301     621      743
550,001 - 650,000             377      226,460,374       14.57      601,370     4.279     628      743
650,001 - 750,000             196      137,527,639        8.85      702,199     4.324     635      743
750,001 - 850,000             107       85,863,968        5.52      803,745     4.251     644      753
850,001 - 950,000              71       64,117,428        4.12      903,510     4.268     624      746
950,001 - 1,050,000           103      102,151,254        6.57      992,200     4.293     638      738
1,050,001 - 1,150,000          13       14,302,138        0.92    1,100,389     4.248     682      750
1,150,001 - 1,250,000          19       23,063,475        1.48    1,214,037     4.412     684      734
1,250,001 - 1,350,000           1        1,300,000        0.08    1,300,000     4.500     689      689
1,350,001 - 1,450,000           1        1,375,000        0.09    1,375,000     4.750     665      665
1,450,001 - 1,550,000           1        1,480,000        0.10    1,480,000     4.500     810      810
------------------------------------------------------------------------------------------------------
Total:                      3,493  $ 1,554,730,088      100.00% $   445,495     4.335%    620      742
------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                                                                     W.A.
                          Max.      Min.       W.A.       Max.     Remaining  W.A.
                          FICO    Original   Original   Original    Term to   Loan
Original Balance          Score     LTV        LTV        LTV      Maturity   Age
----------------------------------------------------------------------------------
<= 250,000                   817     11.62%     71.22%     95.00%        359     1
250,001 - 350,000            814      8.60      71.98      95.00         358     1
350,001 - 450,000            821     19.83      68.77      95.00         359     1
450,001 - 550,000            817      8.36      69.15      90.00         358     1
550,001 - 650,000            815     12.50      66.36      84.09         358     1
650,001 - 750,000            812     18.48      65.30      95.00         358     1
750,001 - 850,000            810     25.81      60.81      80.00         358     1
850,001 - 950,000            802     14.72      61.25      80.00         359     1
950,001 - 1,050,000          804     20.42      60.64      80.00         359     1
1,050,001 - 1,150,000        802     37.38      55.35      80.00         360     0
1,150,001 - 1,250,000        794     19.84      58.21      80.00         359     1
1,250,001 - 1,350,000        689     56.52      56.52      56.52         359     1
1,350,001 - 1,450,000        665     48.25      48.25      48.25         359     1
1,450,001 - 1,550,000        810     80.00      80.00      80.00         360     0
----------------------------------------------------------------------------------
Total:                       821      8.36%     67.10%     95.00%        358     1
----------------------------------------------------------------------------------

Average: $445,494.97
Lowest: $48,500.00
Highest: $1,480,000.00
--------------------------------------------------------------------------------

2. Gross Coupon

------------------------------------------------------------------------------------------------------
                                                      Percent
                          Number      Aggregate      of Loans     Average
                            of         Current          by       Original      W.A.     Min.     W.A.
                         Mortgage     Principal      Principal   Principal     Gross    FICO     FICO
Gross Coupon              Loans        Balance        Balance     Balance     Coupon    Score   Score
------------------------------------------------------------------------------------------------------
2.751 - 2.875                   1  $       498,623        0.03% $   500,000     2.875%    762      762
3.001 - 3.125                   1          543,086        0.03      544,000     3.125     794      794
3.126 - 3.250                   1          718,817        0.05      720,000     3.250     770      770
3.251 - 3.375                   5        2,431,083        0.16      487,000     3.375     731      766
3.376 - 3.500                  17        9,593,608        0.62      564,624     3.500     695      747
3.501 - 3.625                  73       38,765,769        2.49      531,320     3.625     635      746
3.626 - 3.750                 165       88,661,308        5.70      538,141     3.750     658      753
3.751 - 3.875                 202       98,485,780        6.33      487,842     3.875     637      751
3.876 - 4.000                 237      110,279,091        7.09      465,665     4.000     624      748
4.001 - 4.125                 307      150,251,304        9.66      490,007     4.125     626      746
4.126 - 4.250                 473      225,714,891       14.52      477,472     4.250     626      742
4.251 - 4.375                 485      217,816,552       14.01      449,299     4.375     630      741
4.376 - 4.500                 563      236,830,360       15.23      420,862     4.500     632      740
4.501 - 4.625                 277      112,633,372        7.24      408,058     4.625     621      738
4.626 - 4.750                 303      117,559,843        7.56      388,225     4.750     620      732
4.751 - 4.875                 185       71,569,002        4.60      387,050     4.875     623      732
4.876 - 5.000                  96       36,662,977        2.36      382,163     5.000     622      731
5.001 - 5.125                  48       15,946,830        1.03      332,392     5.125     634      734
5.126 - 5.250                  27        9,955,676        0.64      368,949     5.250     685      733
5.251 - 5.375                  15        4,815,265        0.31      321,227     5.375     623      744
5.376 - 5.500                   9        3,810,703        0.25      424,491     5.500     622      694
5.501 - 5.625                   2          741,613        0.05      371,000     5.625     762      763
5.626 - 5.750                   1          444,535        0.03      445,000     5.750     709      709
------------------------------------------------------------------------------------------------------
Total:                      3,493  $ 1,554,730,088      100.00% $   445,495     4.335%    620      742
------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------
                                                                      W.A.
                           Max.     Min.       W.A.       Max.     Remaining   W.A.
                           FICO   Original   Original   Original    Term to    Loan
Gross Coupon              Score      LTV       LTV         LTV      Maturity    Age
------------------------------------------------------------------------------------
2.751 - 2.875                762      51.02%     51.02%     51.02%        359      1
3.001 - 3.125                794      80.00      80.00      80.00         359      1
3.126 - 3.250                770      41.86      41.86      41.86         359      1
3.251 - 3.375                798      47.36      67.05      80.00         359      1
3.376 - 3.500                799      41.67      62.33      80.00         360      0
3.501 - 3.625                810      32.68      63.01      90.00         360      0
3.626 - 3.750                814      22.00      66.39      90.00         360      0
3.751 - 3.875                821      18.48      65.05      90.00         359      1
3.876 - 4.000                808      14.96      66.29      95.00         358      1
4.001 - 4.125                817      12.50      66.45      95.00         359      1
4.126 - 4.250                814      16.13      67.71      95.00         359      1
4.251 - 4.375                815      11.62      67.42      95.00         359      1
4.376 - 4.500                817      14.72      67.31      95.00         358      1
4.501 - 4.625                817       8.36      66.70      95.00         359      1
4.626 - 4.750                813      12.36      68.60      95.00         356      1
4.751 - 4.875                806       8.60      67.07      95.00         358      1
4.876 - 5.000                816      31.91      71.36      95.00         359      1
5.001 - 5.125                806      35.34      73.98      95.00         359      1
5.126 - 5.250                792      22.73      71.93      95.00         359      1
5.251 - 5.375                812      20.34      63.97      93.22         359      1
5.376 - 5.500                787      31.57      64.79      90.00         359      1
5.501 - 5.625                764      61.29      69.86      78.87         360      0
5.626 - 5.750                709      56.69      56.69      56.69         359      1
------------------------------------------------------------------------------------
Total:                       821       8.36%     67.10%     95.00%        358      1
------------------------------------------------------------------------------------

W.A.: 4.335%
Lowest: 2.875%
Highest: 5.750%
--------------------------------------------------------------------------------

3. Credit Score

------------------------------------------------------------------------------------------------------
                                                      Percent
                          Number      Aggregate      of Loans     Average
                           of          Current          by       Original      W.A.     Min.    W.A.
                         Mortgage     Principal      Principal   Principal     Gross    FICO    FICO
Credit Score              Loans        Balance        Balance     Balance     Coupon    Score   Score
------------------------------------------------------------------------------------------------------
800 - 824                     133  $    53,310,856        3.43% $   401,029     4.334%    800      806
775 - 799                     717      324,293,920       20.86      452,706     4.289     775      785
750 - 774                     849      395,453,135       25.44      466,176     4.292     750      763
725 - 749                     642      284,792,271       18.32      444,385     4.317     725      737
700 - 724                     505      221,343,785       14.24      438,504     4.385     700      712
675 - 699                     380      171,699,531       11.04      452,066     4.399     675      689
650 - 674                     164       63,072,946        4.06      384,730     4.455     650      663
625 - 649                      92       35,412,739        2.28      385,121     4.495     625      639
600 - 624                       9        4,290,905        0.28      476,889     4.774     620      623
N/A                             2        1,060,000        0.07      530,000     4.399   *****        0
------------------------------------------------------------------------------------------------------
Total:                      3,493  $ 1,554,730,088      100.00% $   445,495     4.335%    620      742
------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                                                                     W.A.
                           Max.     Min.       W.A.       Max.     Remaining  W.A.
                           FICO   Original   Original   Original    Term to   Loan
Credit Score               Score    LTV        LTV        LTV      Maturity   Age
----------------------------------------------------------------------------------
800 - 824                    821     12.78%     62.65%     90.00%        358     1
775 - 799                    799      8.36      64.39      95.00         359     1
750 - 774                    774     17.00      67.10      95.00         359     1
725 - 749                    749     12.36      67.64      95.00         359     1
700 - 724                    724     14.96      68.71      95.00         359     1
675 - 699                    699      8.60      68.45      95.00         358     1
650 - 674                    674     13.83      70.12      95.00         356     1
625 - 649                    649     31.89      71.67      95.00         359     1
600 - 624                    624     45.65      69.50      93.22         359     1
N/A                            0     80.00      80.00      80.00         359     1
----------------------------------------------------------------------------------
Total:                       821      8.36%     67.10%     95.00%        358     1
----------------------------------------------------------------------------------

W.A.: 742
Lowest: 620
Highest: 821
--------------------------------------------------------------------------------

4. Index

------------------------------------------------------------------------------------------------------
                                                      Percent
                          Number      Aggregate      of Loans     Average
                            of         Current          by       Original      W.A.     Min.     W.A.
                         Mortgage     Principal      Principal   Principal     Gross    FICO     FICO
Index                     Loans        Balance        Balance     Balance     Coupon    Score   Score
------------------------------------------------------------------------------------------------------
12ML                        3,493  $ 1,554,730,088      100.00% $   445,495     4.335%    620      742
------------------------------------------------------------------------------------------------------
Total:                      3,493  $ 1,554,730,088      100.00% $   445,495     4.335%    620      742
------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                                                                     W.A.
                           Max.     Min.       W.A.       Max.     Remaining  W.A.
                           FICO   Original   Original   Original    Term to   Loan
Index                      Score    LTV        LTV        LTV      Maturity   Age
----------------------------------------------------------------------------------
12ML                         821      8.36%     67.10%     95.00%        358     1
----------------------------------------------------------------------------------
Total:                       821      8.36%     67.10%     95.00%        358     1
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------


5. Loan Purpose

------------------------------------------------------------------------------------------------------
                                                      Percent
                          Number      Aggregate      of Loans     Average
                            of         Current          by       Original      W.A.     Min.     W.A.
                         Mortgage     Principal      Principal   Principal     Gross    FICO     FICO
Loan Purpose              Loans        Balance        Balance     Balance     Coupon    Score   Score
------------------------------------------------------------------------------------------------------
Refinance-Rate/Term         1,720  $   847,086,828       54.48% $   493,042     4.284%    620      741
Purchase                    1,212      484,602,684       31.17      400,011     4.351     622      744
Refinance-Cashout             561      223,040,576       14.35      397,982     4.495     621      737
------------------------------------------------------------------------------------------------------
Total:                      3,493  $ 1,554,730,088      100.00% $   445,495     4.335%    620      742
------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                                                                     W.A.
                           Max.     Min.       W.A.       Max.     Remaining  W.A.
                           FICO   Original   Original   Original    Term to   Loan
Loan Purpose               Score    LTV        LTV        LTV      Maturity   Age
----------------------------------------------------------------------------------
Refinance-Rate/Term          821      8.36%     62.15%     95.00%        358     1
Purchase                     817     22.83      77.04      95.00         359     1
Refinance-Cashout            816     11.62      64.32      89.93         359     1
----------------------------------------------------------------------------------
Total:                       821      8.36%     67.10%     95.00%        358     1
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Property Type

------------------------------------------------------------------------------------------------------
                                                     Percent
                          Number      Aggregate      of Loans     Average
                            of         Current          by       Original      W.A.     Min.     W.A.
                         Mortgage     Principal     Principal    Principal     Gross    FICO     FICO
Property Type             Loans        Balance       Balance      Balance     Coupon    Score   Score
------------------------------------------------------------------------------------------------------
SFR                         2,174  $     1,005,821       64.69% $   463,154     4.325%    620      740
PUD Detach                    696      320,465,389       20.61      460,704     4.349     626      742
Condo                         502      180,642,821       11.62      360,025     4.370     627      747
PUD Attach                     87       31,632,257        2.03      363,823     4.307     623      749
2-Family                       18       10,417,169        0.67      579,222     4.264     696      751
3-Family                        5        2,977,692        0.19      596,190     4.614     723      755
Townhouse                      10        2,093,408        0.13      209,441     4.384     656      762
4-Family                        1          680,000        0.04      680,000     4.750     767      767
------------------------------------------------------------------------------------------------------
Total:                      3,493  $ 1,554,730,088      100.00% $   445,495     4.335%    620      742
------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                                                                     W.A.
                          Max.      Min.       W.A.       Max.     Remaining  W.A.
                          FICO    Original   Original   Original    Term to   Loan
Property Type             Score     LTV        LTV        LTV      Maturity   Age
----------------------------------------------------------------------------------
SFR                          821      8.36%     65.72%     95.00%        358     1
PUD Detach                   817     17.00      67.55      95.00         359     1
Condo                        817     22.00      72.10      95.00         359     1
PUD Attach                   813     36.61      75.33      95.00         359     1
2-Family                     804     37.40      70.33      84.09         359     1
3-Family                     786     65.95      76.52      80.00         359     1
Townhouse                    803     57.17      74.93      95.00         359     1
4-Family                     767     80.00      80.00      80.00         360     0
----------------------------------------------------------------------------------
Total:                       821      8.36%     67.10%     95.00%        358     1
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7. Occupancy Status

------------------------------------------------------------------------------------------------------
                                                      Percent
                          Number      Aggregate      of Loans     Average
                            of         Current          by       Original      W.A.     Min.     W.A.
                         Mortgage     Principal      Principal   Principal     Gross    FICO     FICO
Occupancy Status          Loans        Balance        Balance     Balance     Coupon    Score   Score
------------------------------------------------------------------------------------------------------
Primary                     3,187  $ 1,443,004,341       92.81% $   453,197     4.324%    620      741
Secondary                     252       96,621,974        6.21      383,611     4.439     622      752
Investor                       54       15,103,773        0.97      279,752     4.750     655      740
------------------------------------------------------------------------------------------------------
Total:                      3,493  $ 1,554,730,088      100.00% $   445,495     4.335%    620      742
------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                                                                     W.A.
                           Max.     Min.       W.A.       Max.     Remaining  W.A.
                           FICO   Original   Original   Original    Term to   Loan
Occupancy Status           Score    LTV        LTV        LTV      Maturity   Age
----------------------------------------------------------------------------------
Primary                      821      8.36%     66.96%     95.00%        359     1
Secondary                    816     12.50      68.61      90.00         357     1
Investor                     809     35.69      70.80      90.00         359     1
----------------------------------------------------------------------------------
Total:                       821      8.36%     67.10%     95.00%        358     1
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8. Geographic Distribution

------------------------------------------------------------------------------------------------------
                                                      Percent
                          Number      Aggregate      of Loans     Average
                            of         Current          by       Original      W.A.     Min.     W.A.
                         Mortgage     Principal      Principal   Principal     Gross    FICO     FICO
Geographic Distribution   Loans        Balance        Balance     Balance     Coupon    Score   Score
------------------------------------------------------------------------------------------------------
California                  2,076  $ 1,028,234,392       66.14% $   495,761     4.323%    621      743
Illinois                      184       95,413,009        6.14      519,495     4.229     635      740
Florida                       255       79,453,558        5.11      311,717     4.420     622      745
Virginia                      101       34,967,729        2.25      346,404     4.393     620      730
Colorado                       78       31,137,266        2.00      399,381     4.282     634      746
North Carolina                 78       28,009,311        1.80      359,279     4.333     624      743
Nevada                         72       24,550,474        1.58      341,043     4.467     637      745
South Carolina                 74       23,442,402        1.51      316,953     4.422     623      733
Maryland                       63       22,209,920        1.43      352,773     4.432     625      737
Arizona                        76       21,618,670        1.39      284,568     4.451     635      728
Georgia                        68       21,470,261        1.38      316,013     4.341     638      736
Washington                     51       20,639,423        1.33      404,964     4.483     646      730
Texas                          54       17,001,004        1.09      315,050     4.391     632      738
Massachusetts                  29       15,965,070        1.03      550,867     4.396     673      725
District of Columbia           34       14,205,112        0.91      417,945     4.354     626      740
Minnesota                      28       10,745,385        0.69      383,935     4.310     647      736
Missouri                       21        8,933,840        0.57      426,035     4.408     633      751
Michigan                       16        6,229,837        0.40      389,406     4.330     622      717
Connecticut                    12        6,151,752        0.40      513,058     4.355     674      729
Oregon                         15        4,795,622        0.31      319,811     4.453     628      750
Other                         108       39,556,052        2.54      366,609     4.326     640      743
------------------------------------------------------------------------------------------------------
Total:                      3,493  $ 1,554,730,088      100.00% $   445,495     4.335%    620      742
------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                                                                     W.A.
                           Max.     Min.       W.A.       Max.     Remaining  W.A.
                           FICO   Original   Original   Original    Term to   Loan
Geographic Distribution    Score    LTV        LTV        LTV      Maturity   Age
----------------------------------------------------------------------------------
California                   821      8.36%     65.80%     95.00%        359     1
Illinois                     814     14.96      63.86      95.00         359     1
Florida                      816     20.91      72.68      95.00         359     1
Virginia                     813     27.98      72.27      95.00         359     1
Colorado                     809     12.78      67.41      95.00         355     1
North Carolina               813     28.10      70.29      95.00         358     1
Nevada                       803     47.32      73.15      95.00         359     1
South Carolina               817     27.65      72.19      95.00         359     1
Maryland                     813     22.92      70.49      95.00         352     1
Arizona                      809     22.73      72.77      95.00         359     1
Georgia                      816     26.06      66.11      95.00         359     1
Washington                   814     24.13      66.60      93.98         359     1
Texas                        799     28.40      75.83      94.99         359     1
Massachusetts                810     34.74      66.58      80.00         359     1
District of Columbia         817     57.47      77.36      95.00         359     1
Minnesota                    809     30.73      64.75      90.00         359     1
Missouri                     793     39.06      68.72      95.00         359     1
Michigan                     802     41.57      70.35      80.00         359     1
Connecticut                  781     53.06      68.01      80.00         359     1
Oregon                       807     45.43      66.44      80.00         359     1
Other                        810     20.62      71.80      95.00         355     1
----------------------------------------------------------------------------------
Total:                       821      8.36%     67.10%     95.00%        358     1
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9. County Distribution

------------------------------------------------------------------------------------------------------
                                                      Percent
                          Number      Aggregate      of Loans     Average
                            of         Current          by       Original      W.A.     Min.     W.A.
                         Mortgage     Principal      Principal   Principal     Gross    FICO     FICO
County Distribution       Loans        Balance        Balance     Balance     Coupon    Score   Score
------------------------------------------------------------------------------------------------------
Santa Clara                   420  $   225,383,493       14.50% $   537,991     4.157%    623      750
Los Angeles                   278      148,649,275        9.56      534,955     4.387     626      743
Orange                        200      106,362,874        6.84      532,111     4.370     625      742
San Diego                     223       99,694,922        6.41      447,243     4.421     621      737
San Mateo                     167       89,239,239        5.74      534,750     4.284     630      744
Alameda                       182       85,333,137        5.49      469,156     4.215     626      745
Cook                          113       57,201,107        3.68      507,585     4.255     635      737
San Francisco                  95       51,942,526        3.34      547,042     4.404     638      742
Contra Costa                  109       49,512,503        3.18      454,457     4.386     635      742
Lake                           43       26,228,248        1.69      610,251     4.128     685      748
Other                       1,663      615,182,764       39.57      370,109     4.398     620      738
------------------------------------------------------------------------------------------------------
Total:                      3,493  $ 1,554,730,088      100.00% $   445,495     4.335%    620      742
------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                                                                     W.A.
                           Max.     Min.       W.A.       Max.     Remaining  W.A.
                           FICO   Original   Original   Original    Term to   Loan
County Distribution        Score    LTV        LTV        LTV      Maturity   Age
----------------------------------------------------------------------------------
Santa Clara                  821      8.60%     64.85%     93.22%        359     1
Los Angeles                  813     12.36      63.25      95.00         358     1
Orange                       817     19.83      64.14      95.00         358     1
San Diego                    816     12.50      66.90      84.31         358     1
San Mateo                    809      8.36      66.28      90.00         359     1
Alameda                      815     30.00      69.14      90.00         359     1
Cook                         814     14.96      65.57      95.00         359     1
San Francisco                814     13.83      70.99      95.00         359     1
Contra Costa                 817     20.70      65.32      88.95         359     1
Lake                         803     21.57      58.06      80.00         359     1
Other                        817     11.62      69.58      95.00         358     1
----------------------------------------------------------------------------------
Total:                       821      8.36%     67.10%     95.00%        358     1
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

------------------------------------------------------------------------------------------------------
                                                      Percent
                          Number      Aggregate      of Loans     Average
                            of         Current          by       Original      W.A.     Min.     W.A.
                         Mortgage     Principal      Principal   Principal     Gross    FICO     FICO
Original LTV              Loans        Balance        Balance     Balance     Coupon    Score   Score
------------------------------------------------------------------------------------------------------
5.01 - 10.00                    2  $       836,300        0.05% $   418,500     4.728%    692      747
10.01 - 15.00                   9        3,820,202        0.25      424,553     4.326     669      743
15.01 - 20.00                   7        3,904,372        0.25      557,998     4.160     691      748
20.01 - 25.00                  24        8,888,876        0.57      370,651     4.368     687      759
25.01 - 30.00                  34       15,747,797        1.01      463,326     4.458     669      740
30.01 - 35.00                  59       29,350,869        1.89      497,713     4.299     641      762
35.01 - 40.00                  72       36,465,327        2.35      506,705     4.289     652      749
40.01 - 45.00                  92       46,252,493        2.97      502,944     4.247     637      748
45.01 - 50.00                 171       88,049,644        5.66      515,257     4.322     624      751
50.01 - 55.00                 151       74,830,228        4.81      495,840     4.262     630      747
55.01 - 60.00                 235      118,744,385        7.64      505,566     4.325     635      743
60.01 - 65.00                 320      166,937,219       10.74      522,723     4.277     628      746
65.01 - 70.00                 319      154,624,652        9.95      485,011     4.334     620      738
70.01 - 75.00                 423      192,176,813       12.36      454,521     4.339     625      736
75.01 - 80.00               1,420      577,079,709       37.12      406,842     4.362     622      741
80.01 - 85.00                  17        4,701,299        0.30      276,602     4.638     625      698
85.01 - 90.00                  68       17,055,675        1.10      250,857     4.464     626      713
90.01 - 95.00                  70       15,264,230        0.98      218,079     4.534     623      701
------------------------------------------------------------------------------------------------------
Total:                      3,493  $ 1,554,730,088      100.00% $   445,495     4.335%    620      742
------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                                                                     W.A.
                           Max.     Min.       W.A.       Max.     Remaining  W.A.
                           FICO   Original   Original   Original    Term to   Loan
Original LTV               Score    LTV        LTV        LTV      Maturity   Age
----------------------------------------------------------------------------------
5.01 - 10.00                 785      8.36%      8.46%      8.60%        359     1
10.01 - 15.00                809     11.62      13.85      14.96         359     1
15.01 - 20.00                779     16.13      19.19      19.84         359     1
20.01 - 25.00                817     20.06      22.09      24.39         359     1
25.01 - 30.00                814     25.29      27.91      30.00         359     1
30.01 - 35.00                815     30.15      32.96      35.00         359     1
35.01 - 40.00                804     35.03      38.44      40.00         359     1
40.01 - 45.00                811     40.37      42.89      45.00         359     1
45.01 - 50.00                821     45.13      47.88      50.00         356     1
50.01 - 55.00                816     50.13      52.73      55.00         357     1
55.01 - 60.00                814     55.06      57.73      60.00         358     1
60.01 - 65.00                813     60.05      63.05      65.00         359     1
65.01 - 70.00                813     65.04      68.12      70.00         358     1
70.01 - 75.00                808     70.03      73.09      75.00         359     1
75.01 - 80.00                817     75.01      79.21      80.00         359     1
80.01 - 85.00                786     82.06      83.97      85.00         359     1
85.01 - 90.00                809     85.19      89.37      90.00         359     1
90.01 - 95.00                781     90.91      94.61      95.00         359     1
----------------------------------------------------------------------------------
Total:                       821      8.36%     67.10%     95.00%        358     1
----------------------------------------------------------------------------------

W.A.: 67.10%
Lowest: 8.36%
Highest: 95.00%
--------------------------------------------------------------------------------

11. Original Term

------------------------------------------------------------------------------------------------------
                                                     Percent
                          Number      Aggregate      of Loans     Average
                            of         Current          by        Original     W.A.     Min.     W.A.
                         Mortgage     Principal      Principal   Principal     Gross    FICO     FICO
Original Term             Loans        Balance        Balance     Balance     Coupon    Score   Score
------------------------------------------------------------------------------------------------------
120                             2  $     1,121,132        0.07% $   568,556     4.206%    760      769
180                             8        4,408,967        0.28      552,821     4.525     650      732
240                             1          474,500        0.03      474,500     4.500     678      678
300                             2          982,710        0.06      492,245     4.500     694      700
360                         3,480    1,547,742,780       99.55      445,142     4.334     620      742
------------------------------------------------------------------------------------------------------
Total:                      3,493  $ 1,554,730,088      100.00% $   445,495     4.335%    620      742
------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                                                                     W.A.
                           Max.     Min.       W.A.       Max.     Remaining  W.A.
                           FICO   Original   Original   Original    Term to   Loan
Original LTV               Score    LTV        LTV        LTV      Maturity   Age
----------------------------------------------------------------------------------
120                          783     57.78%     70.84%     80.00%        119     1
180                          806     45.61      59.77      79.28         179     1
240                          678     63.27      63.27      63.27         240     0
300                          704     77.72      78.44      78.88         299     1
360                          821      8.36      67.11      95.00         359     1
----------------------------------------------------------------------------------
Total:                       821      8.36%     67.10%     95.00%        358     1
----------------------------------------------------------------------------------

W.A.: 359.2 months
Lowest: 120 months
Highest: 360 months
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                         BoAMS 2004-E Group 1 (3-1 ARMS)
                            CA Zip Code Concentration

--------------------------------------------------------------------
                                                              % of
Concentration**                                Balance      CA loans
--------------------------------------------------------------------
Northern California                         $ 190,318,343      78.34%
Southern California                         $  52,620,267      21.66%
--------------------------------------------------------------------
Grand Total:                                $ 242,938,610     100.00%

** The northern and southern breakout is based off of the centralized zip code of 93500


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

              BoAMS 2004-E Group 1 (3-1 ARMS)
               N-CA Zip Code Concentration

--------------------------------------------------------------
                                                    % of Total
 ZIP                                    BALANCE       Balance
--------------------------------------------------------------
95014                               $  17,157,760         9.02%
95070                                  13,844,479         7.27
94539                                  12,306,719         6.47
94087                                   6,912,615         3.63
95129                                   6,699,416         3.52
94024                                   6,114,584         3.21
94404                                   5,679,654         2.98
94306                                   4,997,014         2.63
95035                                   4,384,954         2.30
94587                                   4,171,940         2.19
94010                                   3,701,162         1.94
95138                                   3,533,122         1.86
95148                                   3,438,020         1.81
94022                                   3,303,112         1.74
94560                                   3,164,007         1.66
94536                                   3,136,814         1.65
94025                                   3,011,677         1.58
94583                                   3,009,948         1.58
94303                                   2,927,163         1.54
95120                                   2,631,915         1.38
94568                                   2,303,396         1.21
95135                                   2,295,300         1.21
95136                                   2,205,901         1.16
95125                                   2,177,434         1.14
95131                                   2,030,774         1.07
94301                                   1,848,110         0.97
95123                                   1,844,836         0.97
95051                                   1,824,885         0.96
94015                                   1,699,438         0.89
95121                                   1,617,500         0.85
95130                                   1,602,414         0.84
94030                                   1,522,000         0.80
94065                                   1,498,000         0.79
95032                                   1,468,000         0.77
94611                                   1,465,943         0.77
94566                                   1,442,135         0.76
94121                                   1,413,965         0.74
94118                                   1,369,613         0.72
95124                                   1,328,732         0.70
94086                                   1,321,877         0.69
94043                                   1,317,726         0.69
94555                                   1,309,218         0.69
94552                                   1,186,777         0.62
94014                                   1,161,705         0.61
95037                                   1,139,302         0.60
94002                                   1,127,101         0.59
95076                                   1,108,000         0.58
94117                                   1,058,272         0.56
94920                                   1,000,000         0.53
94040                                     998,418         0.52
94526                                     985,782         0.52
94542                                     978,650         0.51
94588                                     956,278         0.50
Other                                  27,584,786        14.49
--------------------------------------------------------------
Total:                              $ 190,318,343       100.00%
--------------------------------------------------------------

              BoAMS 2004-E Group 1 (3-1 ARMS)
               S-CA Zip Code Concentration

--------------------------------------------------------------
                                                    % of Total
 ZIP                                   BALANCE        Balance
--------------------------------------------------------------
92677                               $   4,511,926         8.57%
92651                                   3,918,816         7.45
92867                                   2,121,662         4.03
90274                                   1,980,842         3.76
92037                                   1,531,000         2.91
92130                                   1,510,922         2.87
91302                                   1,462,000         2.78
90803                                   1,329,366         2.53
90278                                   1,285,581         2.44
91006                                   1,000,000         1.90
91604                                     979,555         1.86
92253                                     978,619         1.86
92679                                     974,408         1.85
90731                                     961,247         1.83
93108                                     913,000         1.74
91913                                     860,600         1.64
91007                                     853,795         1.62
92782                                     817,000         1.55
92663                                     793,929         1.51
90501                                     769,457         1.46
92211                                     747,489         1.42
91011                                     723,978         1.38
91361                                     720,000         1.37
92705                                     690,000         1.31
92861                                     689,006         1.31
92602                                     646,128         1.23
91765                                     642,010         1.22
90266                                     608,500         1.16
92660                                     575,170         1.09
90275                                     575,000         1.09
92835                                     552,221         1.05
91403                                     545,000         1.04
93117                                     543,234         1.03
90503                                     526,206         1.00
90027                                     517,602         0.98
92009                                     500,000         0.95
92887                                     499,263         0.95
90630                                     487,312         0.93
91750                                     477,000         0.91
93065                                     471,000         0.90
92603                                     469,323         0.89
90043                                     463,860         0.88
92694                                     457,383         0.87
91321                                     455,000         0.86
90403                                     454,000         0.86
92129                                     442,303         0.84
92620                                     439,407         0.84
92630                                     421,419         0.80
92612                                     420,000         0.80
91344                                     417,729         0.79
92128                                     411,445         0.78
91206                                     410,000         0.78
90245                                     407,399         0.77
92653                                     405,827         0.77
90638                                     400,000         0.76
92833                                     400,000         0.76
92101                                     399,449         0.76
91214                                     393,959         0.75
92103                                     393,000         0.75
90732                                     391,472         0.74
92688                                     375,370         0.71
92057                                     374,448         0.71
92117                                     369,600         0.70
90045                                     363,510         0.69
92352                                     352,491         0.67
92626                                     349,507         0.66
92107                                     347,521         0.66
91320                                     345,000         0.66
--------------------------------------------------------------
Total:                              $  52,620,267       100.00%
--------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities.